UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03421

Exact name of registrant as specified in charter:	The Prudential Variable
Contract Account-10

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1 – Reports to Stockholders

Prudential MEDLEY Program

Annual Report to Participants

December 31, 2006

Please note that inside are Prospectus Supplements dated November 16, and December 29, 2006. These documents are separate from and not a part of the annual report.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

IFS-A114833

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program. Investors should consider the contract and the underlying portfolios’ investment objectives, risks, charges and expenses carefully before investing. This and other important information is contained in the prospectuses that can be obtained from your financial professional. You should read the prospectuses carefully before investing.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by the current performance results. The performance results show historical investment performance after the deduction of investment management fees, investment-related expenses, and any product charges, including the maximum possible withdrawal charges.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777 and distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Both are Prudential Financial companies. Each company is solely responsible for its own respective financial conditions and contractual obligations. Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund (the “Funds”).

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2006, please call the telephone number on the inside back cover of this report.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request. MEDLEY participants should call (888) 778-2888 to obtain a description of the Funds’ proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Funds’ website.

The Funds Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (888) 778-2888.

Each Fund files with the Commission a complete listing of portfolio holdings as of the end of the first and third quarters on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-732-0330. MEDLEY participants may obtain copies of Form N-Q filings by calling (888) 778-2888.

GLOSSARY OF BENCHMARK DEFINITIONS

Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Index (40%), and the 3-Month T-Bill (10%).

Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%), and the 3-Month T-Bill (5%).

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped index covers the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

General U.S. Government Funds Average	Large-Cap Growth Funds Average	Small-Cap Core Funds Average
Global Growth Funds Average	Large-Cap Value Funds Average
High Current Yield Funds Average	Money Market Funds Average
International Growth Funds Average	Multi-Cap Value Funds Average
Mixed Asset Allocation. Growth Fds Average	Natural Resources Funds Average
Mixed Asset Allocation. Moderate Fds Average	S&P 500 Index Funds Average

Morgan Stanley Capital International Europe, Australasia, and the Far East (MSCI EAFE) Index (GD & ND) – The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The ND and GD versions of the MSCI EAFE differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Morgan Stanley Capital International (MSCI) World Index (GD & ND) – The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The ND and GD versions of the MSCI World Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is a market cap-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

The Prudential MEDLEY Program

Annual Report

December 31, 2006

Table of Contents

Letter	to Participants

■	VCA-10 CAPITAL GROWTH ACCOUNT

Financial Statements

■	VCA-11 MONEY MARKET ACCOUNT

Financial Statements

■	VCA-24 THE PRUDENTIAL SERIES FUND PORTFOLIOS

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

This	report may include financial information pertaining to certain portfolios that are not available in the Program available to you. Please refer to your Program documents or contact your Program sponsor to determine which portfolios are available to you.

The Prudential MEDLEY Program

Letter to Participants

December 31, 2006

■	DEAR PARTICIPANTS:

At Prudential, we are committed to helping you achieve and sustain financial success. We hope that you find the annual report for the Prudential MEDLEY program to be an informative and valuable resource.

Each year, we remind our clients about the benefits of diversification within their portfolios. A diversified portfolio helps you manage downside risk by not being overly invested in any particular asset class, and it helps better position your investments as asset classes rotate in and out of favor. Not only is diversification the best way to balance risk and return, but it can also help align your long-term goals with your risk tolerance. The result is a portfolio that may help you weather market fluctuations and more closely meet your long-term needs.

Contact your financial professional to take the first step in creating a diversified investment plan. Together you should review your reasons for investing, personal investment horizon and risk tolerance to develop a strategy that works best for you. A carefully chosen and broad mix of assets — reviewed periodically over time — can help you stay focused on meeting your long-term objectives.

Thank you for selecting our financial products. At Prudential, your financial security is our priority and we value the opportunity to help you grow and protect your wealth.

Sincerely,

David R. Odenath, Jr. President The Prudential Series Fund	Judy A. Rice, President Variable Contract Accounts 10 & 11

January 31, 2007

Presentation of Portfolio Holdings for the Prudential Variable Contract Account-10 (VCA-10) & Variable Contract Account-24 (VCA-24) as of December 31, 2006 (Unaudited)

Conservative Balanced		Diversified Bond		Equity
Five Largest Equity Holdings (% of Net Assets)		Five Largest Issues (% of Net Assets)		Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	1.8%	Federal National Mortgage Association,		Microsoft Corp.	2.6%
General Electric Co.	1.5%	5.50%, 1/01/33	4.9%	General Electric Co.	2.3%
Citigroup, Inc.	1.1%	Federal National Mortgage Association,		QUALCOMM, Inc.	2.1%
Microsoft Corp.	1.0%	5.00%, 3/01/34	2.5%	Motorola, Inc.	2.0%
Bank of America Corp.	1.0%	Trains HY-1 2006,		Cisco Systems, Inc.	1.9%
		7.548%, 5/01/16	1.6%
		Government of Hungary,
		8.00%, 2/12/15	1.4%
		Federal National Mortgage Association,
		5.00%, 1/01/20	1.3%

Flexible Managed		Global		Government Income
Five Largest Equity Holdings (% of Net Assets)		Five Largest Holdings (% of Net Assets)		Five Largest Issues (% of Net Assets)
Exxon Mobil Corp.	1.8%	UnitedHealth Group, Inc.	1.4%	Federal National Mortgage Association,
General Electric Co.	1.5%	Comcast Corp. (Class A Stock)	1.3%	4.875%, 4/10/08	8.0%
Citigroup, Inc.	1.2%	Goldman Sachs Group, Inc.	1.3%	Federal National Mortgage Association,
Federal National Mortgage Association,		HBOS PLC	1.1%	5.30%, 2/22/11	4.6%
5.50%, TBA	1.2%	Genentech, Inc.	1.0%	Federal National Mortgage Association,
International Business Machines Corp.	1.1%			5.00%, TBA	2.9%
				Tennessee Valley Authority, Series B, 4.375%, 6/15/15	2.7%
				United States Treasury Inflation Indexed Notes, 3.875%, 1/15/09	2.4%

Stock Index		VCA-10
Five Largest Holdings (% of Net Assets)		Five Largest Issues (% of Net Assets)
Exxon Mobil Corp.	3.5%	American International Group	2.8%
General Electric Co.	3.0%	Honeywell International, Inc.	2.4%
Citigroup, Inc.	2.1%	General Electric Company	2.3%
Microsoft Corp.	2.0%	Loews Corp.	2.2%
Bank of America Corp.	1.9%	Suncor Energy, Inc.	2.1%

For a complete listing of holdings, refer to the Schedule of Investments section of this report.

Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential MEDLEY Program — VCA-10 Capital Growth Account

Subadvised by:  Jennison Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Capital Growth Acct. (VCA-10)[1]	14.56%	9.36%	6.82%
S&P 500 Index[2]	15.78	6.18	8.42

Capital Growth Account inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2006, the VCA-10 Account had a total return of 14.56%, compared with 15.78% for the unmanaged S&P 500 Index.

The year saw the beginnings of a significant downturn in U.S. housing construction and home prices for the first time this decade. Although this weighed on consumer sentiment, a strong employment market and the first signs of real wage gains in recent years fostered a generally positive mood. Low interest rates also encouraged consumers to continue to spend, albeit less than they had in past years, as seen in lower domestic auto sales. Corporate profits had their fifth consecutive year of double-digit gains, driving free cash flow, strong balance sheets, more share buybacks, dividend increases, and merger and acquisition activity. Just when it appeared that the post-2000 corporate scandals were fading, questions about pricing and dating stock options touched many companies. However, the market’s resilience in the face of almost daily allegations suggested that most of these scandals might prove less than fatal. Inflation measures moderated as the year progressed and were sufficiently benign that the Federal Reserve stopped its two-year run of steady hikes in the overnight bank lending rate.

The Account’s positions in the financials, materials, energy, consumer discretionary, consumer staples, and utilities sectors beat the corresponding sectors of the S&P 500 Index. A position in mining company Phelps Dodge led the Account’s returns, benefiting from an imbalance between supply and demand for copper as well as from the announcement by Freeport-McMoRan Copper & Gold that it intends to buy Phelps Dodge for $25.7 billion in cash and stock to create the world's second largest copper producer. Energy positions Schlumberger, Suncor Energy, Weatherford International, and Occidental Petroleum benefited from supply/demand imbalances for oil. Comcast (media), Loews (insurance), Agrium (chemicals), NYSE Group (diversified financial services) and Liberty Global (media) also made notable gains.

Healthcare was the only sector with a negative return, pulled down by double-digit declines in St. Jude Medical, Amgen, WellPoint, and Genentech. The Account’s holdings in the information technology and telecommunication services sectors trailed the corresponding sectors of the benchmark, with disappointing performance from Yahoo!, Broadcom, Corning, and CA. Yahoo! tumbled after delaying the launch of its new advertising technology until the fourth quarter of 2006 rather than in the third quarter as previously planned. The new platform is seen as a way to improve the profitability of the ads adjacent to Yahoo’s Internet search results. We sold the Fund’s Yahoo! shares in October.

A benign inflation environment and the Fed’s seeming conviction that interest rates are now at an appropriate level should make investors more willing to pay for earnings growth that is both above-average and longer-lasting. Companies with this profile are well represented in our portfolio. Even if investors are not willing to pay higher multiples of these companies’ earnings, their above-average earnings growth should be rewarded. On the value side, we continue to look for attractively valued stocks with strong free cash flow and steadily rising earnings that have lower risk of margin compression. Over the past several months, we have found many companies possessing what we believe to be strong and steady free cash flow across a variety of industries.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Account.

1.	The Account performance results are after the deduction of all expenses and contract charges, including investment management and administrative fees but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values.
2.	The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in an index.

For a complete list of holdings please see the Statement of Net Assets sections of this report.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2006

LONG-TERM INVESTMENTS — 99.9%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace/Defense — 2.4%
Honeywell International, Inc.	155,500	$7,034,820

Biotechnology — 1.4%
Gilead Sciences, Inc. (a)	63,100	4,097,083

Capital Markets — 6.9%
Bank of New York (The)	142,000	5,590,540
Charles Schwab Corp.	180,200	3,485,068
Merrill Lynch & Co.	54,700	5,092,570
UBS AG	97,900	5,906,307

		20,074,485

Chemicals — 3.6%
Agrium, Inc.	160,600	5,057,294
Dupont EI. de Nemours	113,400	5,523,714

		10,581,008

Commercial Services & Supplies — 1.8%
Waste Management, Inc.	145,000	5,331,650

Communications Equipment — 5.9%
Avaya, Inc. (a)	343,900	4,807,722
Corning, Inc. (a)	144,200	2,697,982
Motorola, Inc.	208,400	4,284,704
QualComm, Inc.	139,300	5,264,147

		17,054,555

Computers & Peripherals — 2.8%
Apple Computer, Inc. (a)	58,600	4,971,624
International Business Machine Corp.	31,300	3,040,795

		8,012,419

Consumer Finance — 1.1%
American Express Co.	50,700	3,075,969

Diversified Consumer Services — 3.1%
Career Education Corp. (a)	129,900	3,218,922
H&R Block, Inc.	253,300	5,836,032

		9,054,954

Diversified Financial Services — 4.8%
Citigroup, Inc.	92,100	5,129,970
JPMorgan Chase & Co.	95,636	4,619,219
NYSE Group, Inc. (a)	43,300	4,208,760

		13,957,949

Electronic Equipment & Instruments — 1.0%
Agilent Technologies, Inc. (a)	86,200	3,004,070

Energy Equipment & Services — 2.8%
Baker Hughes, Inc.	48,200	3,598,612
Halliburton Co.	134,300	4,170,015

		7,768,627

Food & Staples Retailing — 2.8%
Kroger Co. (The)	190,900	4,404,063
Wal-Mart Stores, Inc.	83,400	3,851,412

		8,255,475

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food Products — 3.6%
Cadbury Schweppes Spons. ADR (United Kingdom)	120,500	$5,173,065
ConAgra Foods, Inc.	192,500	5,197,500

		10,370,565

Health Care Equipment & Supplies — 2.4%
Boston Scientific Corp. (a)	176,600	3,033,988
St. Jude Medical, Inc. (a)	106,000	3,875,360

		6,909,348

Health Care Providers & Services — 1.6%
Omnicare, Inc.	120,100	4,639,463

Household Products — 1.2%
Kimberly-Clark Corp.	51,800	3,519,810

Independent Power Producers & Energy Traders — 1.7%
Dynergy, Inc. Cl. A (a)	12,314	89,153
NRG Energy, Inc. (a)	84,500	4,732,845

		4,821,998

Industrial Conglomerates — 2.3%
General Electric Company	181,000	6,735,010

Insurance — 5.0%
American International Group	114,100	8,176,406
Loews Corp.	151,000	6,261,970

		14,438,376

Internet Software & Services — 1.5%
Google, Inc. Cl. A (a)	9,300	4,282,464

Media — 4.5%
Comcast Corp. Cl. A (a)	90,600	3,835,098
Liberty Global, Inc. Ser. C (a)	170,005	4,760,140
News Corp. Inc. Cl. A	214,900	4,616,052

		13,211,290

Metals & Mining — 3.6%
Freeport-McMoRan Cooper & Gold, Inc. Cl. B	53,900	3,003,847
Lihir Gold Limited ADR (Papua New Guinea) (a)	156,400	3,859,952
Phelps Dodge Corp.	29,800	3,567,656

		10,431,455

Multiline Retail — 1.1%
Federated Department Stores, Inc.	83,400	3,180,042

Multi-Utilities — 1.5%
Sempra Energy	77,400	4,337,496

Office Electronics — 2.0%
Xerox Corp. (a)	340,400	5,769,780

Oil, Gas & Consumable Fuels — 9.4%
Anadarko Petroleum Corp.	77,800	3,385,856
Hess Corp.	87,900	4,357,203
Nexen, Inc.	81,400	4,477,000
Occidental Petroleum Corp.	111,500	5,444,545

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (cont’d)
Petroleo Brasileiro SA ADR (Brazil)	33,100	$3,408,969
Suncor Energy, Inc.	79,000	6,233,890

		27,307,463

Pharmaceuticals — 4.5%
Abbott Laboratories	58,900	2,869,019
Novartis AG ADR (Switzerland)	88,000	5,054,720
Roche Holdings Ltd. ADR (Switzerland)	57,200	5,119,274

		13,043,013

Semiconductors & Semiconductor Equipment — 2.8%
Broadcom Corp. Cl. A (a)	101,300	3,273,003
Marvell Technology Group Ltd. (a)	256,500	4,922,235

		8,195,238

Software — 5.2%
Adobe Systems Incorporated (a)	150,000	6,168,000
CA, Inc.	573	12,978
Electronic Arts, Inc. (a)	50,400	2,538,144
Microsoft Corp.	119,300	3,562,298
Symantec Corp. (a)	136,600	2,848,110

		15,129,530

Textiles, Apparel & Luxury Goods — 1.4%
Nike, Inc. Cl. B	42,000	4,159,261

Tobacco — 1.6%
Altria Group, Inc.	55,800	4,788,756

Wireless Telecommunication Services — 2.6%
NII Holdings, Inc. (a)	61,400	3,956,616
Sprint Nextel Corp.	195,164	3,686,648

		7,643,264

TOTAL LONG-TERM INVESTMENTS (Cost $222,888,713)		$290,216,686

SHORT-TERM INVESTMENTS — 0.1%
	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund- Taxable Money Market Series (b) (Cost $300,430)	300,430	$300,430

TOTAL INVESTMENTS — 100.0% (Cost: $223,189,143)		$290,517,116

OTHER ASSETS, LESS LIABILITIES
Cash		47,485
Dividends Receivable		373,824
Payable for Pending Capital Transactions		(60,733)
Payable for Securities Purchased		(234,885)

OTHER ASSETS IN EXCESS OF LIABILITIES		125,691

NET ASSETS — 100%		$290,642,807

NET ASSETS, representing:
Equity of Participants — 27,920,931 Accumulation Units at an Accumulation Unit Value of $10.3312		288,457,425
Equity of The Prudential Insurance Company of America		2,185,382

		$290,642,807

(a)	Non-income producing security.

(b)	The Prudential Investments LLC, the manager of the Account also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

ADR—American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2006

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Oil, Gas & Consumable Fuels	9.4%
Capital Markets	6.9
Communications Equipment	5.9
Software	5.2
Insurance	5.0
Diversified Financial Services	4.8
Media	4.5
Pharmaceuticals	4.5
Chemicals	3.6
Food Products	3.6
Metals & Mining	3.6
Diversified Consumer Services	3.1
Computers and Peripherals	2.8
Energy Equipment and Services	2.8
Food & Staples Retailing	2.8
Semiconductors & Semiconductor Equipment	2.8
Wireless Telecommunication Services	2.6
Aerospace/Defense	2.4
Health Care Equipment & Supplies	2.4
Industrial Conglomerates	2.3
Office Electronics	2.0
Commercial Services & Supplies	1.8
Independent Power Producers & Energy Traders	1.7
Health Care Providers & Services	1.6
Tobacco	1.6
Internet Software & Services	1.5
Multi-Utilities	1.5
Biotechnology	1.4
Textiles, Apparel & Luxury Goods	1.4
Household Products	1.2
Consumer Finance	1.1
Multiline Retail	1.1
Electronic Equipments & Instruments	1.0
Affiliated Money Market Mutual Fund	0.1

100.0
Other Assets in Excess of Liabilities	0.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated Dividend Income (net of $75,262 foreign withholding tax)	$4,609,094
Affiliated Dividend Income	105,363
Total Income	4,714,457
EXPENSES
Fees Charged to Participants for Investment Management Services	(729,038)
Fees Charged to Participants for Administrative Expenses	(2,172,912)
Total Expenses .	(2,901,950)
NET INVESTMENT INCOME	1,812,507
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on Investment Transactions	51,909,218
Net Change in Unrealized Appreciation on Investments	(14,156,960)
NET GAIN ON INVESTMENTS	37,752,258
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,564,765

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
OPERATIONS
Net Investment Income	$1,812,507	$903,369
Net Realized Gain on Investment Transactions	51,909,218	29,752,393
Net Change In Unrealized Appreciation on Investments	(14,156,960)	20,215,553
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,564,765	50,871,315
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	14,307,187	13,725,946
Withdrawals and Transfers Out	(63,679,961)	(38,414,300)
Annual Account Charges Deducted from Participants’ Accounts	(43,964)	(49,168)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(49,416,738)	(24,737,522)
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(1,290)	(14,510)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,853,263)	26,119,283
NET ASSETS
Beginning of year	300,496,070	274,376,787
End of year	$290,642,807	$300,496,070

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2006	2005	2004	2003	2002
Investment Income	$.1539	$.1061	$.1198	$.0827	$.0760
Expenses
Investment management fee	(.0237)	(.0193)	(.0170)	(.0142)	(.0143)
Administrative expenses	(.0710)	(.0600)	(.0522)	(.0424)	(.0429)
Net Investment Income	.0592	.0268	.0506	.0261	.0188
Capital Changes
Net realized gain (loss) on investment transactions	1.6855	.8647	.4174	(.0999)	(.6619)
Net change in unrealized appreciation (depreciation) on investments	(.4319)	.6037	.1877	1.8517	(.8691)
Net Increase (Decrease) in Accumulation Unit Value	1.3128	1.4952	.6557	1.7779	(1.5122)
Accumulation Unit Value
Beginning of year	9.0184	7.5232	6.8675	5.0896	6.6018
End of year	$10.3312	$9.0184	$7.5232	$6.8675	$5.0896
Total Return**	14.56%	19.87%	9.55%	34.93%	(22.91)%
Ratio of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income To Average Net Assets***	.62%	.32%	.72%	.45%	.33%
Portfolio Turnover Rate	60%	51%	62%	63%	70%
Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted)	27,921	33,107	36,252	39,109	41,632

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-10

Note 1:	General

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established on March 1, 1982 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital. The Account’s investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because PICA assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Accounts’ Committee Members approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income and realized and unrealized gain or losses (other than administrative fees) are allocated to the Participants and PICA on a daily basis in proportion to their respective ownership in VCA-10.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes:    The operations of VCA-10 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in VCA-10, is charged to the Account. Up to three quarters of the charge (0.75%) paid to PICA, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. PICA may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

PICA, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by canceling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate PICA for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years. For the years ended December 31, 2006 and December 31, 2005, PICA has advised the Account that it has received deferred sales charges of $2,219 and $5,235 respectively, imposed upon certain withdrawals from the Account.

Note 4:	Purchases and Sales of Portfolio Securities

For the year ended December 31, 2006, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $186,942,433 and $174,100,439, respectively.

Investment in the Core Fund:    The Account invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2006, the Account earned $105,363, by investing its excess cash in the Series.

Note 5:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2006 and December 31, 2005, respectively, are as follows:

	Year Ended December 31,
	2006	2005
Units issued	1,502,061	1,680,744
Units redeemed	(6,688,165)	(4,826,080)
Net decrease	(5,186,104)	(3,145,336)

Note 6:	Net Increase (Decrease) In Net Assets Resulting from Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) PICA’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by PICA.

Note 7:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2006, $536,915 in participant loans were withdrawn from VCA-10 and $402,543 of principal and interest was repaid to VCA-10. For the year ended December 31, 2005, $730,928 in participant loans were withdrawn from VCA-10 and $403,910 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2006, PICA has advised the Account that it received $4,986 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

Note 8:	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Committee And Participants Of

The Prudential Variable Contract Account-10:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-10 (the “Account”), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 24, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2007

The Prudential MEDLEY Program — VCA-11 Money Market Account

Subadvised by:  Prudential Investment Management

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	7-Day Current Net Yield	1-Year	5-Year	10-Year
VCA-11 Money Market Acct.[1]	4.39%	4.15%	1.62%	3.11%
Citigroup 3-mos T-Bill Index[2]	N/A	4.76	2.35	3.67

Portfolio inception: 5/13/1983.

MONEY MARKET ACCOUNT

ONE-YEAR TOTAL RETURN FOR THE

PAST 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

For the year ended December 31, 2006, the VCA-11 Money Market Account’s 7-day current net yield was 4.39%. The Account returned 4.15% in 2006, while the Citigroup Three-Month Treasury Bill Index returned 4.76%.

Among the most influential developments in the money markets during 2006 was the decision by the Federal Reserve (the Fed) to leave short-term interest rates unchanged in the second half of the year after repeatedly increasing them in the first half. In this changing investment environment, the Account provided a competitive yield and ample liquidity to help shareholders meet their financial needs

Fed policymakers, hoping to slow economic growth and bring down inflation, increased the target for the federal funds rate on overnight loans between banks 17 times from June 2004 to June 2006, raising the rate from 1.00% to 5.25%. The last four rate hikes occurred in the first half of 2006. During these months, the timing of their regularly scheduled meetings, which occur roughly every six weeks, remained a focal point of the Account’s investment strategy. The Account purchased short-term debt securities that matured around the time of the next meeting and reinvested their proceeds in higher yielding money market securities that became available after the Fed tightened monetary policy.

Economic growth began to slow in the spring of 2006, particularly as higher interest rates began to take a toll on the housing sector. The economy continued to lose steam in the second half of the year, allowing the Fed to leave short-term rates unchanged from July through December. Even though the Fed continued to express concern about inflation in the second half of the year (core inflation remained above the Fed’s unofficial target of 2%), many market participants expected it to cut short-term rates in 2007 to reinvigorate the economy. Under these conditions, longer-term money market yields declined to unattractive levels, and the Account found value in the one- to- three-month sector of the yield curve.

Throughout 2006, the Account maintained a large exposure to adjustable-rate money market securities that reset periodically based on formulas tied to either the one- or three-month London interbank offered rates (LIBOR). Such securities were in great demand because their interest rates reset to higher levels as short-term rates rose. After the Fed stopped tightening monetary policy and because many market participants expected the Fed to cut rates in 2007, three-month LIBOR was often the highest yielding sector of the money market yield curve. Therefore, adjustable-rate securities based on three-month LIBOR remained a very attractive investment opportunity.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Account.

1.	The Account performance results are after the deduction of all expenses and contract charges, including investment management and administrative fees but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values.
2.	The Citigroup 3-Month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over and reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.
For current yields on the Money Market Account, please call (800) 458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.

For a complete list of holdings, refer to the Statement of Net Assets section of this report.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

As of December 31, 2006

SHORT-TERM INVESTMENTS — 99.7%	Principal Amount (000)	Value (Note 2)

Certificates of Deposit — 11.9%
Bank Of America NA 5.31%, 8/23/2007	1,000	$1,000,000
Banco Bilbao NY 5.31%, 6/20/2007	1,995	1,994,575
Rabobank Nederland NV 5.04%, 1/12/2007	1,000	999,936
Uncredito Italiano NY 5.33%, 4/2/2007	945	944,857
Washington Mutual Bank Funding Agreement 5.32%, 1/25/2007	2,000	1,999,956

		6,939,324

Commercial Paper(a) — 51.8%
AB Spin tab Swedmortgage 5.30%, 2/28/2007	900	892,050
Amsterdam Funding Corp., 144A 5.26%, 2/1/2007	1,000	995,179
Bank Of America Corp. 5.20%, 3/22/2007	2,000	1,976,600
Bryant Park Fund., 144A
5.245%, 2/26/2007	801	794,231
5.26%, 3/26/2007	2,000	1,974,869
Cafco, LLC, 144A 5.25%, 2/27/2007	992	983,465
Countrywide Financial Corp. 5.42%, 1/3/2007	1,360	1,359,181
Citigroup Funding, Inc. 5.26%, 2/13/2007	2,632	2,614,695
Daimler Chrysler Revolving Auto 5.29%, 2/12/2007	2,655	2,637,834
DNB NOR Bank ASA 5.22%, 3/21/2007	1,000	988,400
Edison Asset Securitization, LLC, 144A 5.21%, 3/28/2007	3,000	2,961,793
Falcon Asset Securities Corp., 144A 5.26%, 3/1/2007	1,390	1,377,611
Hewlett-Packard Co., 144A 5.31%, 2/9/2007	792	787,210
Ixis, CP., 144A 5.23%, 3/26/2007	2,000	1,975,594
Nestle Capital Corp., 144A 5.175%, 8/10/2007	1,000	968,088
Old Line Funding Corp., 144A 5.29%, 1/26/2007	1,500	1,494,049
Prudential PLC, 144A 5.275%, 3/22/2007	800	790,388
San Paolo US 5.35%, 1/23/2007	1,000	996,433
Stadshypotek Delaware, 144A 5.25%, 2/20/2007	900	893,176
Toyota Motor Credit Corp. 5.12%, 3/1/2007	1,000	991,466
Tulip Funding Corp., 144A 5.33%, 1/22/2007	1,647	1,641,635

		30,093,947

SHORT-TERM INVESTMENTS (Continued)	Principal Amount (000)	Value (Note 2)

Other Corporate Obligations — 32.7%
American Express Credit Corp., MTN 5.45%, 1/4/2008(b)	1,000	1,000,000
Branch Banking & Trust., MTN 5.44%, 6/3/2007	2,000	2,000,665
Caja Madrid 5.369%, 10/19/2007	1,000	1,000,000
General Electric Cap Corp. 5.475%, 7/9/2007(b)	1,500	1,500,235
Genworth Life Insurance Co. 5.43%, 1/24/2008(b)(c)	1,000	1,000,000
(cost: $1,000,000, purchase date: 12/26/2006)
HSBC Finance Corp., MTN 5.15%, 4/15/2007	1,000	999,611
Irish Life & Permanent PLC,MTN, 144A 5.39%, 1/22/2008	2,000	1,999,875
Merrill Lynch & Co., MTN
5.60%, 7/11/2007(b)	1,000	1,000,000
5.36%, 1/15/2008(b)	500	500,000
MetLife Insurance Co., 5.409%, 10/1/2007(b)(c)	1,000	1,000,000
(cost: $1,000,000, purchase date: 2/1/2006)
Morgan Stanley, MTN 5.37%, 1/3/2008(b)	2,000	2,000,000
Paccar Financial Corp., MTN 5.35%, 1/11/2008(b)	1,000	1,000,000
Pacific Life Insurance Co. 5.48%, 7/13/2007(b)(c)	1,000	1,000,000
(cost: $1,000,000, purchase date: 6/15/2006)
Royal Bank of Canada, MTN 5.40%, 1/7/2008(b)	1,000	1,000,000
Skandinaviska Enskilda Banken AB, 144A 5.35%, 1/16/2008(b)	2,000	2,000,000

		19,000,386

U.S. Government Agencies — 3.3%
Federal Home Loan Bank
5.555%, 8/15/2007	1,000	1,000,000
5.32%, 10/9/2007	945	944,654

		1,944,654

TOTAL INVESTMENTS — 99.7% (Cost: $57,807,182)		57,978,311

OTHER ASSETS, LESS LIABILITIES — 0.3%
Cash		606
Interest Receivable		178,066
Payable for Pending Capital Transactions		(26,203)

OTHER ASSETS IN EXCESS OF LIABILITIES		152,469

NET ASSETS — 100%		$58,130,780

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

As of December 31, 2006

Value (Note 2)

Net Assets, representing:
Equity of Participants — 18,182,697 Accumulation Units at an Accumulation Unit Value of $3.1519	$57,310,109
Equity of The Prudential Insurance Company of America	820,671

$58,130,780

144A	Security was purchased pursuant to Rule 144A under the Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be illiquid.
MTN	— Medium Term Note
PLC	— Private Placement
(a)	Percentage quoted represents yield-to-maturity as of the purchase date.
(b)	Variable rate instrument. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted. The interest rate given is as of December 31, 2006.
(c)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $3,000,000. The aggregate value of $3,000,000 represents 5.2% of net assets.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Foreign Banks	25.9%
Asset Backed Securities	25.5
Bank Holding Companies	7.9
Life Insurance	6.6
Security Brokers and Dealers	6.0
National Commercial Banks	5.2
Short Term Business Credit	4.2
Federal Savings Institutions	3.5
Federally Sponsored Credit	3.4
Mortgage Bankers	3.4
Personal Credit Institutions	3.4
Financial Services	1.7
Motor Vehicle Parts & Accessories	1.7
Office Machines	1.3

99.7
Other assets in excess of liabilities	0.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated Interest Income	$3,088,561
Total	3,088,561
EXPENSES
Fees Charged to Participants for Investment Management Services	(149,710)
Fees Charged to Participants for Administrative Expenses	(450,847)
Total Expenses	(600,557)
NET INVESTMENT INCOME	2,488,004
Realized Loss on Investment Transactions	(101)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,487,903

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
OPERATIONS
Net Investment Income	$2,488,004	$1,584,772
Net Realized Loss on Investment Transactions	(101)	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,487,903	1,584,772
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	13,559,046	13,683,594
Withdrawals and Transfers Out	(21,683,680)	(24,049,386)
Annual Account Charges Deducted from Participants’ Accounts	(34,215)	(37,045)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(8,158,849)	(10,402,837)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	32,050	(147)
TOTAL DECREASE IN NET ASSETS	(5,638,896)	(8,818,212)
NET ASSETS
Beginning of year	63,769,676	72,587,888
End of year	$58,130,780	$63,769,676

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-11

INCOME PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2006	2005	2004	2003	2002
Investment Income	$.1561	$.0985	$.0431	$.0374	$.0566
Expenses
Investment management fee	(.0077)	(.0071)	(.0072)	(.0073)	(.0072)
Administrative expenses	(.0228)	(.0223)	(.0221)	(.0220)	(.0218)
Net Increase in Accumulation Unit Value	.1256	.0691	.0138	.0081	.0276
Accumulation Unit Value
Beginning of year	3.0263	2.9572	2.9434	2.9353	2.9077
End of year	$3.1519	$3.0263	$2.9572	$2.9434	$2.9353
Total Return**	4.15%	2.33%	0.47%	0.28%	0.95%
Ratio Of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio Of Net Investment Income To Average Net Assets***	4.06%	2.30%	0.46%	0.28%	0.94%
Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted)	18,183	20,822	24,298	26,594	30,128

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***	These calculations exclude PICA’s equity in VCA-11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-11

Note 1:	General

The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because PICA assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Portfolio securities of VCA-11 are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Accounts’ Committee Members.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from security transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and PICA on a daily basis in proportion to their respective ownership or investment in VCA-11.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Federal Income Taxes:    The operations of VCA-11 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Account’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of collateral is marked-to-market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Account may be delayed or limited.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PI pays for the services of PIM.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in VCA-11, is charged to the Account. Up to three quarters of the charge (0.75%), paid to PICA, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. PICA may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which PICA has issued a contract.

PICA, PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by cancelling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate PICA for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years. For the years ended December 31, 2006 and December 31, 2005, PICA has advised the Account that it received deferred sales charges of $2,713 and $1,888, respectively, imposed upon certain withdrawals from the Account, respectively.

Note 4:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2006 and December 31, 2005, are as follows:

	Year Ended December 31,
	2006	2005
Units issued	4,400,902	4,598,548
Units redeemed	(7,040,442)	(8,074,808)
Net decrease	(2,639,540)	(3,476,260)

Note 5:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions from) PICA’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by PICA.

Note 6:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2006, $239,610 in participant loans were withdrawn from VCA-11 and $131,998 of principal and interest was repaid to VCA-11. For the year ended December 31, 2005, $350,389 in participant loans were withdrawn from VCA-11 and $227,485 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 2006, PICA has advised the Account that it received $5,847 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

Note 7:	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Committee And Participants Of

The Prudential Variable Contract Account-11:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-11 (the “Account”), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 24, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2007

Management of VCA-10 and VCA-11 (Unaudited)

Information pertaining to the Committee Members of VCA-10 and VCA-11 is set forth below. Committee members who are not deemed to be “interested persons” of VCA-10 and VCA-11, as defined in the 1940 Act are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Committee Members.” “Fund Complex” consists of VCA-10 and VCA-11 and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Committee Members2

Linda W. Bynoe (Age: 54), Committee Member since 20053

Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co;

Other Directorships held4: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (Age: 72), Committee Member since 20033

Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997)

Robert E. La Blanc (Age: 72), Committee Member since 20033

Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held4: Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (Age: 67), Committee Member since 20033

Oversees 72 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held4: Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (Age: 63), Committee Member since 20033

Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (Age: 67), Chairman and Committee Member since 20033

Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held4: Formerly Director of BellSouth Corporation (since 1992).

Stephen D. Stoneburn (Age: 63), Committee Member since 20033

Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

Clay T. Whitehead (Age: 68), Committee Member since 20033

Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Committee Members1

Judy A. Rice (Age: 59), President and Committee Member since 20033

Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (Age: 60), Vice President and Committee Member since 20033

Oversees 154 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held: Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of VCA-10 and VCA-11 is set forth below.

Officers2

Kathyrn L. Quirk (Age: 54), Chief Legal Officer since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (Age: 49), Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (Age: 48), Assistant Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) American Skandia Investment Services, Inc.

Claudia DiGiacomo (Age: 32), Assistant Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (Age: 47), Chief Compliance Officer since 2004.3

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (Age: 47), Treasurer and Principal Financial and Accounting Officer since 19973

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (Age 35), Assistant Secretary since 2006.

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austing Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (Age: 43), Assistant Treasurer since 2006.

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (Age: 42), Assistant Treasurer since 2006.

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew French (Age: 44), Assistant Secretary since 2006.

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (Age: 42), Anti-Money Laundering Compliance Officer since 2006.

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

[1]

“Interested” Committee Members, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser (Prudential Investment Management Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]

There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Committee Member and/or Officer.

[4]

This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Prudential Series Fund

The following pages represent information on The Prudential Series Fund Portfolios. Returns are at the Portfolio level, not at the Subaccount level.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of The Prudential Series Fund (the “Fund”). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant’s behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts’ or Portfolios’ objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of The Prudential Series Fund which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Fees and Expenses (Unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1*) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

* 12b-1 fees are paid by the fund out of fund assets to cover distribution expenses and sometimes shareholder service expenses.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Conservative Balanced (Class I)	Actual	$1,000.00	$1,090.80	0.56%	$2.95
	Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85

Diversified Bond (Class I)	Actual	$1,000.00	$1,058.30	0.45%	$2.33
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29

Equity (Class I)	Actual	$1,000.00	$1,118.80	0.47%	$2.51
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40

Equity (Class II)	Actual	$1,000.00	$1,116.70	0.87%	$4.64
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

Flexible Managed (Class I)	Actual	$1,000.00	$1,100.10	0.61%	$3.23
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

Global (Class I)	Actual	$1,000.00	$1,129.90	0.74%	$3.97
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

Government Income (Class I)	Actual	$1,000.00	$1,044.00	0.51%	$2.63
	Hypothetical	$1,000.00	$1,022.63	0.51%	$2.60

Stock Index (Class I)	Actual	$1,000.00	$1,125.80	0.36%	$1.93
	Hypothetical	$1,000.00	$1,023.39	0.36%	$1.84

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2006 (to reflect the six-month period).

The Prudential Series Fund, Conservative Balanced Portfolio

Subadvised by:  Prudential Investment Management, Inc., Quantitative Management Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Conservative Balanced Portfolio	10.44%	5.93%	5.81%
S&P 500 Index	15.78	6.18	8.42
Conservative Balanced Custom Blend Index	10.00	5.59	7.40
Lipper Mixed Asset Target Allocation Growth Funds Avg.	11.67	6.37	7.18

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Conservative Balanced Portfolio had a total return that was above its Blend Index (50% stock, 40% bond, 10% cash), but trailed the average return of its peer group.

The Portfolio’s stock holdings are managed as an index fund, with performance characteristics similar to those of the S&P 500 Index, while its bond holdings are more actively managed, focusing on high-grade bonds. Allocations to these asset classes are actively managed within a fairly wide range to take advantage of different market conditions.

The Portfolio benefited from emphasizing stocks in a year when they had exceptionally high returns. In addition, the managers added a small allocation to international stocks, which substantially outperformed the domestic market. Not only did foreign markets generally have higher returns than the United States, their returns to U.S. investors were augmented by the decline of the U.S. dollar against all major currencies except the Japanese yen. The Portfolio was underweighted in cash equivalents (very short-term securities), which added to its return in the strong markets. Its bond holdings outperformed the Lehman Aggregate Bond Index, thanks to allocations to high yield (junk) and emerging market bonds, good selection among investment grade corporate bonds, and positions in securities backed by mortgages and other assets.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Diversified Bond Portfolio	4.98%	5.67%	5.97%
Lehman Brothers U.S Aggregate Bond Index	4.33%	5.06%	6.24%
Lipper VP Intermediate Investment Grade Debt Funds Avg.	4.14%	4.90%	5.81%

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Diversified Bond Portfolio had a total return that was above its benchmark index and the average of its peer group.

In the fixed income markets, 2006 proved to be a banner year for emerging market bonds and U.S. high yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade. Money from around the world flowed into these debt securities as investors sought assets that provided attractive yields. They were also drawn to the high yield market by its historically low default rate and the healthy credit fundamentals of companies, many of which generated free cash flow and carried positive cash balances on their financial statements. Investors favored emerging market bonds as the global economic expansion continued, the ratings of many emerging market bonds improved, and prudent fiscal policies resulted in lower levels of public debt in some developing nations.

Both high yield bonds and emerging market bonds significantly outperformed U.S. Treasury and federal agency securities. Exposure to high yield bonds and emerging market bonds, and favorable security selection in both areas, were key reasons that the Portfolio performed better than the benchmark index, a gauge of U.S. investment grade bonds that excludes high yield and emerging market bonds. For example, the Portfolio held General Motors Corp. bonds that rallied as the troubled auto maker cut costs by reducing its work force and raised money by selling a controlling interest in General Motors Acceptance Corp. The Portfolio’s emerging-market exposure consisted of mostly sovereign bonds and a few positions in corporate bonds.

In other areas of the U.S. fixed income market, the Portfolio had overweight exposures to investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities (compared to the benchmark index). This strategy worked well because these markets also outperformed U.S. Treasury and federal agency securities in 2006. Even though economic growth slowed in the United States as repeated increases in short-term interest rates by the Federal Reserve took a toll on the housing sector, corporate earnings remained strong, supporting investment-grade corporate bonds. Among the Portfolio’s holding were bonds of airlines, which benefited from falling fuel prices and higher ticket prices as conditions improved in the travel industry.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio

Subadvised by:  Jennison Associates LLC, ClearBridge Advisors, LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Equity Portfolio: Class I	12.57%	7.12%	7.09%	N/A
Equity Portfolio: Class II	12.13	6.70	N/A	2.95
S&P 500 Index	15.78	6.18	8.42	2.41
Russell 1000® Index	15.46	6.82	8.64	2.97
Lipper Large-Cap Core Funds Avg.	13.31	5.22	6.71	1.98

Portfolio (Class I) inception: 5/13/1983. Portfolio (Class II) inception: 5/4/1999.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II).

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Equity Portfolio had a total return that was below its benchmarks and the average return of its peer group.

Approximately half of the Portfolio was managed by Jennison Associates, a unit of Prudential Investment Management, and approximately half by ClearBridge Advisors (formerly known as Salomon Brothers Asset Management).

Stock selection, particularly in the Jennison segment and particularly in the healthcare, technology, telecommunications, consumer non-cyclical, and consumer cyclical sectors, accounted for most of the Portfolio’s underperformance. Moreover, in an investment environment that strongly favored value stocks, it suffered from a tilt to the growth style, primarily in the Jennison segment. This was manifested in above-average acceleration of its holdings’ business fundamentals and their below-average exposure to value characteristics such as low price-to-earnings and price-to-book value ratios and debt levels.

The Portfolio’s sector distribution had a positive impact on its return. It was overweight compared with its benchmark in the strong basic materials sector and underweight in the relatively weak financials and transportation sectors. However, an underweight in the high-returning telecommunications sector detracted from its relative performance. Both managers’ segments contributed to the positive sector exposures.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Flexible Managed Portfolio

Subadvised by:  Prudential Investment Management, Inc., Quantitative Management Associates, LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Flexible Managed Portfolio	12.17%	6.92%	6.17%
S&P 500 Index	15.78	6.18	8.42
Flexible Managed Custom Blended Index	11.13	5.84	7.74
Lipper Mixed Target Allocation Growth Funds Avg.	11.67	6.37	7.18

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Flexible Managed Portfolio had a total return that was above both its Blend Index (60% stocks, 35% bonds, 5% cash) and the average of its peer group.

The Portfolio’s stock holdings are actively managed with risk characteristics similar to those of the S&P 500 Index, while its bond holdings are more actively managed, focusing on high-grade bonds. Allocations to these asset classes are actively managed within a fairly wide range to take advantage of different market conditions.

The Portfolio benefited from emphasizing stocks in a year when they had exceptionally high returns. In addition, the managers added a small allocation to international stocks, which substantially outperformed the domestic market. Not only did foreign markets generally have higher returns than the United States, their returns to U.S. investors were augmented by the decline of the U.S. dollar against all major currencies except the Japanese yen. The Portfolio was underweighted in cash equivalents (very short-term securities), which added to its return in the strong markets. Its bond holdings outperformed the Lehman Aggregate Bond index, thanks to allocations to high yield (junk) and emerging market bonds, good selection among investment grade corporate bonds, and positions in securities backed by mortgages and other assets.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio

Subadvised by:  William Blair & Company LLC, LSV Asset Management, Marsico Capital Management, LLC, T. Rowe Price Associates, Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Global Portfolio	19.65%	8.84%	7.46%
MSCI World Index (GD)	20.65	10.49	8.08
MSCI World Index (ND)	20.07	9.97	7.64
Lipper (VIP) Global Growth Funds Avg.	18.78	10.54	8.95

Portfolio inception: 9/19/1988.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Global Portfolio had a total return that was in line with the very strong return of its benchmark and above the average of its peer group.

The Portfolio is co-managed by four specialist asset managers: Marsico Capital Management manages its large-cap domestic growth stocks; T. Rowe Price manages its large-cap domestic value stocks; William Blair & Company manages its international growth stocks; and LSV Asset Management manages its international value stocks. Each firm manages approximately a quarter of the Portfolio’s assets. We expect this diversified structure to reduce style and risk exposures so that most of the Portfolio’s variance from its benchmark will be due to its co-managers’ stock selection. The major exception is that William Blair has the flexibility to invest in emerging markets stocks, which are not part of the Portfolio’s benchmark.

During 2006, the Portfolio benefited from the geographic distribution of its holdings, particularly its underexposure to the United States. Although U.S. stocks performed well over the year, international stocks performed even better, aided by the decline of the U.S. dollar against most other major currencies. In addition, William Blair’s exposure to Mexico, China, India, and Brazil improved the Portfolio’s performance. Its distribution among economic sectors had relatively little impact because the benefit of an overweight in technology compared with the benchmark was largely offset by an underweight in the strong utilities sector and an overweight in the relatively soft industrials sector. Investment style and risk factors made a modestly positive contribution to relative performance, primarily due to an emphasis compared with the benchmark on stocks of smaller companies. These outperformed those of larger firms during 2006. The Portfolio also benefited slightly from a modest emphasis on stocks with rising price momentum.

The Portfolio’s performance was enhanced by its stock selection, particularly within the financials and consumer discretionary sectors. However, its healthcare holdings did not keep up with the corresponding sector of the benchmark.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Government Income Portfolio	3.74%	4.71%	5.97%
Lehman Brothers Govt. Bond Index	3.48	4.64	6.01
Lipper (VIP) General U.S. Govt. Funds Avg.	2.81	4.46	5.51

Portfolio inception: 5/1/1989.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Government Income Portfolio had a total return that was above its benchmark index and the average of its peer group.

The investment environment for U.S. fixed income securities improved in 2006. In the first half of the year, the Federal Reserve (“the Fed”) increased the target for the federal funds rate on overnight loans between banks four times. This was part of its latest effort to slow economic growth and pull down inflation. The total rate increase from 4.25% to 5.25%, along with concern that persistent inflation might lead the Fed to continue tightening monetary policy, at times put upward pressure on bond yields, causing bond prices to fall as bond prices move inversely to yields. But in the second half of the year, the Fed left short-term rates unchanged as economic growth, which had begun to slow in the spring of 2006, continued to moderate in the second half of the year. There was even speculation that the Fed would have to cut short-term rates in 2007 to reinvigorate the economy. From time to time, this expectation of lower rates put downward pressure on bond yields, which boosts bond prices.

The Portfolio performed better than its benchmark index because some of the bonds it held were not included in its benchmark index, which is composed of U.S. Treasury and federal agency securities. In the global low interest-rate environment, investors sought assets with attractive yields, enabling bonds such as mortgage-backed securities and commercial mortgage-backed securities to outperform comparable Treasury securities in 2006. While the Portfolio held Treasury and federal agency securities, the bulk of its holdings consisted of mortgage-backed securities, commercial mortgage-backed securities and sovereign bonds issued by governments of nations, such as Germany and Norway. During the year, the Portfolio began to invest in foreign government bonds because they provide diversification away from the U.S. market, incremental yield, and potential gains from currency appreciation.

The Portfolio also performed better than its benchmark Index because it had a shorter duration. Duration measures a portfolio’s sensitivity to changes in interest rates. Having a shorter duration provided the Portfolio with some degree of protection as, on net, yields rose across the Treasury yield curve for the year.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio

Subadvised by:  Quantitative Management Associates LLC

December 31, 2006

Investment Manager’s Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Stock Index Portfolio	15.54%	5.88%	8.15%
S&P 500 Index	15.78	6.18	8.42
Lipper (VIP) S&P 500 Index Objective Funds Avg.	15.38	5.78	8.11

Portfolio inception: 10/19/1987.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

In 2006, the Stock Index Portfolio was managed by QMA, a unit of Prudential Investment Management. The average index fund generally trails the S&P 500 Index (“the Index”) primarily because funds have fees and expenses that an index does not. The Portfolio’s return, although slightly below the Index, was above the average of similar funds.

The Index return for 2006 was above its historical average. All sectors, except health care and technology, made double-digit advances, most above 18%. The market benefited from exceptionally high corporate profits. In addition, substantial merger and acquisition activity helped prices in the real estate, utilities, telecommunications services, metals, and media industries. Investment bank stocks reflected high advising and trading income. Shares of ExxonMobil and Chevron, together composing almost 5% of the Index, had substantial gains. The aerospace and defense industry had high returns, in part because of demand for Boeing’s civilian aircraft. The impact of the slowing housing sector was mitigated by a pickup in nonresidential construction and by construction in the developing world. Demand for shares of companies producing construction materials continued to be strong. Metals stocks, particularly those of steel companies, and firms making construction machinery were in high demand. Negative returns for the managed health care and biotechnology industries contributed to making the healthcare sector the weakest in the Index.

Homebuilding stocks, which had fallen 45% from their January peak, recovered somewhat by year-end. Nonetheless, homebuilding and home improvement stocks had negative annual returns. After the U.S. Federal Reserve let its August 8 meeting pass without an interest-rate hike, the first break in two years, other industries rebounded significantly from steep losses earlier in the year. These included Internet & catalog retailers, human resource & employment services, Internet software & services, and wireless telecommunication services. Semiconductor and semiconductor equipment stocks recovered more modestly. Conversely, the rising price of corn drove agricultural products giant Archer-Daniels-Midland to give up some of a huge first-half gain.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $196,798,835:
Unaffiliated investments (cost $2,022,194,120)	$2,469,261,024
Affiliated investments (cost $546,923,952)	546,988,257
Cash	116,699
Foreign currency, at value (cost $26,841)	27,060
Receivable for investments sold	52,574,428
Dividends and interest receivable	10,479,778
Receivable for Series shares sold	46,474
Prepaid expenses	42,886
Foreign tax reclaim receivable	36,623

Total Assets	3,079,573,229

LIABILITIES
Collateral for securities on loan	204,591,018
Payable for investments purchased	101,997,507
Management fee payable	1,297,142
Payable for Series shares repurchased	608,357
Due to broker—variation margin	246,824
Accrued expenses and other liabilities	230,407
Unrealized depreciation on swaps	21,669
Transfer agent fee payable	316

Total Liabilities	308,993,240

NET ASSETS	$2,770,579,989

Net assets were comprised of:
Paid-in capital	$2,373,220,128
Retained earnings	397,359,861

Net assets, December 31, 2006	$2,770,579,989

Net asset value and redemption price per share, $2,770,579,989 / 170,879,134 outstanding shares of beneficial interest (authorized 525,000,000 shares)	$16.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$50,753,367
Unaffiliated dividend income (net of foreign withholding taxes of $233,535)	28,950,414
Affiliated dividend income	16,339,321
Affiliated income from securities loaned, net	260,395

96,303,497

EXPENSES
Management fee	14,950,476
Custodian’s fees and expenses	205,000
Shareholders’ reports	140,000
Insurance expenses	71,000
Trustees’ fees	40,000
Audit fee	21,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	2,000
Transfer agent’s fee and expenses (including affiliated expense of $1,800) (Note 4)	2,000
Miscellaneous	18,119

Total expenses	15,463,595

NET INVESTMENT INCOME	80,839,902

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	(108,622,883)
Futures transactions	3,473,671
Foreign currency transactions	(35,133)
Options written	32,695
Short sales	(41,934)
Swaps	(284,957)

(105,478,541)

Net change in unrealized appreciation (depreciation) on:
Investments	296,538,582
Futures	(1,204,348)
Foreign currencies	2,278
Options written	(25,332)
Swaps	(21,669)

295,289,511

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	189,810,970

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$270,650,872

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$80,839,902	$68,482,581
Net realized loss on investments, swaps and foreign currency transactions	(105,478,541)	(14,618,230)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	295,289,511	39,591,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	270,650,872	93,456,006

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(65,771,642)
Distributions from net realized capital gains	—	(28,275,553)
Distributions	(75,726,414)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(75,726,414)	(94,047,195)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,557,565 and 2,034,058 shares, respectively]	23,668,066	30,062,884
Series shares issued in reinvestment of dividends and distributions [5,014,994 and 6,595,175 shares, respectively]	75,726,414	94,047,195
Series shares repurchased [17,938,730 and 18,072,236 shares, respectively]	(273,531,887)	(267,289,008)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(174,137,407)	(143,178,929)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,787,051	(143,770,118)
NET ASSETS:
Beginning of year	2,749,792,938	2,893,563,056

End of year	$2,770,579,989	$2,749,792,938 (a)

(a) Includes undistributed net investment income of:		$69,851,558

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $52,884,013:
Unaffiliated investments (cost $1,137,656,890)	$1,142,714,909
Affiliated investments (cost $112,153,335)	112,173,480
Foreign currency, at value (cost $325,802)	325,799
Receivable for investments sold	61,345,970
Interest receivable	12,462,570
Unrealized appreciation on forward foreign currency contracts	556,456
Unrealized appreciation on swaps	480,813
Due from broker—variation margin	152,383
Receivable for Series shares sold	133,784
Prepaid expenses	25,596

Total Assets	1,330,371,760

LIABILITIES
Payable for investments purchased	105,083,662
Collateral for securities on loan	54,138,631
Securities sold short, at value (proceeds $19,425,000)	19,287,500
Accrued expenses and other liabilities	407,584
Management fee payable	392,983
Payable for Series shares repurchased	297,214
Unrealized depreciation on forward foreign currency contracts	228,641
Unrealized depreciation on swaps	127,952
Payable to custodian	34,489
Deferred trustees’ fees	7,588
Transfer agent fee payable	436

Total Liabilities	180,006,680

NET ASSETS	$1,150,365,080

Net assets were comprised of:
Paid-in capital	$1,154,116,065
Retained earnings	(3,750,985)

Net assets, December 31, 2006	$1,150,365,080

Net asset value and redemption price per share, $1,150,365,080 / 106,044,661 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$10.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $155,816)	$61,039,790
Affiliated dividend income	4,830,425
Affiliated income from securities loaned, net	197,570

66,067,785

EXPENSES
Management fee	4,689,336
Custodian’s fees and expenses	265,000
Shareholders’ reports	214,000
Insurance expenses	42,000
Trustees’ fees	23,000
Audit fee	20,000
Legal fees and expenses	15,000
Commitment fee on syndicated credit agreement	4,000
Transfer agent’s fee and expenses (including affiliated expense of $2,600) (Note 4)	2,800
Miscellaneous	8,658

Total expenses	5,283,794

NET INVESTMENT INCOME	60,783,991

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	(6,233,676)
Short sales	(71,504)
Futures transactions	(577,814)
Swaps	302,013
Options written	68,013
Foreign currency transactions	(3,144,587)

(9,657,555)

Net change in unrealized appreciation (depreciation) on:
Investments	5,927,207
Securities sold short	137,500
Futures	(773,590)
Swaps	(349,449)
Options written	(52,694)
Foreign currencies	(62,272)

4,826,702

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(4,830,853)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,953,138

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$60,783,991	$58,610,798
Net realized gain (loss) on investments, swaps and foreign currency transactions	(9,657,555)	9,146,862
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	4,826,702	(28,627,041)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	55,953,138	39,130,619

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(64,066,702)
Distributions from net realized capital gains	—	(8,967,165)
Distributions	(68,284,295)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(68,284,295)	(73,033,867)

SERIES SHARE TRANSACTIONS:
Series shares sold [3,007,043 and 13,510,338 shares, respectively]	32,538,204	149,284,047
Series shares issued in reinvestment of dividends and distributions [6,373,024 and 6,639,907 shares, respectively]	68,284,295	73,033,867
Series shares repurchased [15,646,812 and 21,634,412 shares, respectively]	(168,772,245)	(241,438,250)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(67,949,746)	(19,120,336)

TOTAL DECREASE IN NET ASSETS	(80,280,903)	(53,023,584)
NET ASSETS:
Beginning of year	1,230,645,983	1,283,669,567

End of year	$1,150,365,080	$1,230,645,983

SEE NOTES TO FINANCIAL STATEMENTS.

A2

EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $366,835,888:
Unaffiliated investments (cost $3,521,170,634)	$4,349,476,968
Affiliated investments (cost $435,213,247)	435,213,247
Cash	199,179
Dividends and interest receivable	5,717,150
Receivable for investments sold	712,998
Prepaid expenses	92,317
Tax reclaim receivable	17,041
Receivable for Series shares sold	15,108

Total Assets	4,791,444,008

LIABILITIES
Collateral for securities on loan	379,439,451
Payable for investments purchased	4,496,794
Management fee payable	1,683,368
Payable for Series shares repurchased	605,883
Accrued expenses and other liabilities	567,957
Deferred trustees’ fees	2,030
Transfer agent fee payable	896
Distribution fee payable	403
Administration fee payable	242

Total Liabilities	386,797,024

NET ASSETS	$4,404,646,984

Net assets were comprised of:
Paid-in capital	$3,610,238,397
Retained earnings	794,408,587

Net assets, December 31, 2006	$4,404,646,984

Class I:
Net asset value and redemption price per share, $4,402,742,586 / 160,390,283 outstanding shares of beneficial interest (authorized 525,000,000 shares)	$27.45

Class II:
Net asset value and redemption price per share, $1,904,398 / 69,196 outstanding shares of beneficial interest (authorized 50,000,000 shares)	$27.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,248,781 foreign withholding tax)	$62,461,919
Affiliated dividend income	3,573,498
Affiliated income from securities lending, net	1,129,408
Unaffiliated Interest	1,330

67,166,155

EXPENSES
Management fee	19,172,602
Distribution fee—Class II	4,627
Administration fee—Class II	2,776
Custodian’s fees and expenses	594,000
Insurance expenses	126,000
Shareholders’ reports	120,000
Trustees’ fees	62,000
Commitment fee on syndicated credit agreement	19,000
Audit fee	15,000
Transfer agent’s fees and expenses (including affiliated expense of $5,300) (Note 4)	9,000
Legal fees and expenses	5,000
Miscellaneous	9,694

Total expenses	20,139,699

NET INVESTMENT INCOME	47,026,456

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	333,279,341
Foreign currency transactions	(66,838)

333,212,503

Net change in unrealized appreciation (depreciation) on:
Investments	125,859,938
Foreign currencies	(726)

125,859,212

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	459,071,715

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$506,098,171

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$47,026,456	$41,399,720
Net realized gain on investments and foreign currencies	333,212,503	423,884,584
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	125,859,212	(16,875,093)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	506,098,171	448,409,211

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	—	(39,989,141)
Class II	—	(9,415)
Distributions
Class I	(46,000,931)	—
Class II	(11,345)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(46,012,276)	(39,998,556)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	56,539,838	69,318,202
Series shares issued in reinvestment of dividends and distributions	46,012,276	39,998,556
Net asset value of shares issued in merger	—	28,041,417
Series shares repurchased	(443,931,719)	(396,681,659)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(341,379,605)	(259,323,484)

TOTAL INCREASE IN NET ASSETS	118,706,290	149,087,171
NET ASSETS:
Beginning of year	4,285,940,694	4,136,853,523

End of year	$4,404,646,984	$4,285,940,694 (a)

(a) Includes undistributed net investment income of		$2,150,120

SEE NOTES TO FINANCIAL STATEMENTS.

A3

FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $293,454,272:
Unaffiliated investments (cost $3,009,764,519)	$3,420,923,312
Affiliated investments (cost $702,769,257)	702,847,821
Cash	2,218,393
Foreign currency, at value (cost $37,131)	37,470
Receivable for investments sold	48,042,849
Dividends and interest receivable	11,704,154
Prepaid expenses	78,126
Foreign tax reclaim receivable	57,735
Receivable for Series shares sold	4,420

Total Assets	4,185,914,280

LIABILITIES
Collateral for securities on loan	305,547,916
Payable for investments purchased	153,648,249
Management fee payable	1,896,885
Payable for Series shares repurchased	526,943
Accrued expenses and other liabilities	381,195
Due to broker—variation margin	339,431
Unrealized depreciation on swaps	22,365
Transfer agent fee payable	306

Total Liabilities	462,363,290

NET ASSETS	$3,723,550,990

Net assets were comprised of:
Paid-in capital	$3,105,699,602
Retained earnings	617,851,388

Net assets, December 31, 2006	$3,723,550,990

Net asset value and redemption price per share, $3,723,550,990 / 202,776,598 outstanding shares of beneficial interest (authorized 600,000,000 shares)	$18.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$45,927,732
Unaffiliated dividend income (net of foreign withholding taxes of $359,215)	44,963,085
Affiliated dividend income	19,505,872
Affiliated income from securities loaned, net	398,178

110,794,867

EXPENSES
Management fee	21,482,143
Shareholders’ reports	175,000
Custodian’s fees and expenses	155,000
Insurance expenses	67,000
Trustees’ fees	60,000
Commitment fee on syndicated credit agreement	30,000
Audit fee	15,000
Legal fees and expenses	13,000
Transfer agent’s fee and expenses (including affiliated expense of $1,800) (Note 4)	1,900
Miscellaneous	20,171

Total expenses	22,019,214

NET INVESTMENT INCOME	88,775,653

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	137,675,925
Futures transactions	5,045,557
Foreign currency transactions	(55,311)
Written options transactions	25,845
Swaps	(254,091)
Short sales	51,719

142,489,644

Net change in unrealized appreciation (depreciation) on:
Investments	188,413,266
Futures	(2,129,845)
Foreign currencies	3,445
Written options	(20,027)
Swaps	(22,365)

186,244,474

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	328,734,118

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$417,509,771

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$88,775,653	$69,761,928
Net realized gain on investments, swaps and foreign currency transactions	142,489,644	187,998,027
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	186,244,474	(116,399,356)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	417,509,771	141,360,599

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(68,680,004)
Distributions	(122,314,562)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(122,314,562)	(68,680,004)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,352,364 and 2,131,903 shares, respectively]	23,240,485	35,053,816
Series shares issued in reinvestment of dividends and distributions [7,199,209 and 4,311,362 shares, respectively]	122,314,562	68,680,004
Series shares repurchased [15,165,926 and 31,247,534 shares, respectively]	(261,128,310)	(515,965,873)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(115,573,263)	(412,232,053)

TOTAL INCREASE (DECREASE) IN NET ASSETS	179,621,946	(339,551,458)
NET ASSETS:
Beginning of year	3,543,929,044	3,883,480,502

End of year	$3,723,550,990	$3,543,929,044 (a)

(a) Includes undistributed net investment income of:		$70,753,332

SEE NOTES TO FINANCIAL STATEMENTS.

A4

GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $48,803,921:
Unaffiliated investments (cost $752,362,931)	$902,248,491
Affiliated investments (cost $70,116,659)	70,116,659
Cash	1,900
Foreign currency, at value (cost $8,846,990)	8,989,536
Receivable for investments sold	5,928,884
Dividends receivable	705,361
Foreign tax reclaim receivable	265,807
Receivable for Series shares sold	142,605
Prepaid expenses	13,666

Total Assets	988,412,909

LIABILITIES
Collateral for securities on loan	50,850,856
Payable for investments purchased	3,628,829
Management fee payable	588,366
Accrued expenses and other liabilities	251,734
Payable for Series shares repurchased	233,807
Transfer agent fee payable	421

Total Liabilities	55,554,013

NET ASSETS	$932,858,896

Net assets were comprised of:
Paid-in capital	$791,374,063
Retained earnings	141,484,833

Net assets, December 31, 2006	$932,858,896

Net asset value and redemption price per share, $932,858,896 / 41,399,689 outstanding shares of beneficial interest (authorized 125,000,000 shares)	$22.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $1,103,800)	$16,427,605
Affiliated dividend income	1,280,168
Affiliated income from securities loaned, net	222,789
Interest	5,781

17,936,343

EXPENSES
Management fee	6,477,031
Custodian’s fees and expenses	260,000
Shareholders’ reports	200,000
Interest expense	189,169
Insurance expenses	20,000
Trustees’ fees	20,000
Audit fee	15,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	5,000
Transfer agent’s fees and expenses (including affiliated expense of $5,000 ) (Note 4)	5,000
Miscellaneous	42,513

Total expenses	7,243,713

NET INVESTMENT INCOME	10,692,630

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	33,063,490
Futures transactions	(172,946)
Foreign currency transactions	(450,808)

32,439,736

Net change in unrealized appreciation (depreciation) on:
Investments	112,017,163
Futures	159,503
Foreign currencies	79,622

112,256,288

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	144,696,024

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$155,388,654

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,692,630	$5,696,521
Net realized gain on investments and foreign currency transactions	32,439,736	172,527,940
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currencies	112,256,288	(64,514,700)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	155,388,654	113,709,761

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(4,467,100)
Distributions	(5,516,655)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,516,655)	(4,467,100)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,609,905 and 5,440,330 shares, respectively]	53,367,041	90,659,307
Series shares issued in reinvestment of dividends and distributions [272,832 and 279,893 shares, respectively]	5,516,655	4,467,100
Series shares repurchased [4,426,740 and 4,829,904 shares, respectively]	(90,036,644)	(81,315,937)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(31,152,948)	13,810,470

TOTAL INCREASE IN NET ASSETS	118,719,051	123,053,131
NET ASSETS:
Beginning of year	814,139,845	691,086,714

End of year	$932,858,896	$814,139,845 (a)

(a) Includes undistributed net investment income of:		$4,677,915

SEE NOTES TO FINANCIAL STATEMENTS.

A5

GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $20,724,279:
Unaffiliated investments (cost $333,011,098)	$330,285,965
Affiliated investments (cost $83,334,583)	83,347,754
Cash	1,790
Foreign currency (cost $17)	17
Receivable for investments sold	10,335,204
Interest receivable	2,473,614
Receivable for Series shares sold	46,254
Unrealized appreciation on forward currency contracts	31,647
Due from broker—variation margin	31,003
Prepaid expenses	5,736
Unrealized appreciation on swaps	4,555

Total Assets	426,563,539

LIABILITIES
Payable for investments purchased	49,902,378
Collateral for securities on loan	21,369,617
Securities sold short, at value (proceeds $497,344)	494,063
Payable for Series shares repurchased	202,543
Accrued expenses and other liabilities	132,774
Management fee payable	121,118
Unrealized depreciation on swaps	50,898
Unrealized depreciation on forward currency contracts	27,873
Deferred trustees’ fees	3,277
Transfer agent fee payable	213

Total Liabilities	72,304,754

NET ASSETS	$354,258,785

Net assets were comprised of:
Paid-in capital	$363,090,300
Retained earnings	(8,831,515)

Net assets, December 31, 2006	$354,258,785

Net asset value and redemption price per share, ($354,258,785 / 31,451,198 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$11.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest income	$16,477,819
Affiliated dividend income	2,434,419
Affiliated income from securities loaned, net	34,508

18,946,746

EXPENSES
Management fee	1,443,993
Shareholders’ reports	180,000
Custodian’s fees and expenses	125,000
Audit fee	20,000
Trustees’ fees	15,000
Insurance expenses	10,000
Legal fees and expenses	7,000
Transfer agent’s fees and expenses (including affiliated expense of $1,200) (Note 4)	1,300
Miscellaneous	10,117

Total expenses	1,812,410

NET INVESTMENT INCOME	17,134,336

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(2,290,853)
Foreign currency transactions	(458,252)
Futures transactions	80,611
Short sale transactions	(241,211)
Swap transactions	21,961
Options written transactions	22,688

(2,865,056)

Net change in unrealized appreciation (depreciation) on:
Investments	(818,410)
Foreign currencies	7,015
Futures	(245,148)
Short sales	3,281
Swaps	(179,302)
Options written	(17,582)

(1,250,146)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(4,115,202)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,019,134

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,134,336	$16,624,367
Net realized gain (loss) on investments, swaps and foreign currency transactions	(2,865,056)	225,247
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,250,146)	(6,657,947)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,019,134	10,191,667

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(18,278,784)
Distributions	(17,558,195)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(17,558,195)	(18,278,784)

SERIES SHARE TRANSACTIONS:
Series share sold [1,318,889 and 1,193,333 shares, respectively]	14,867,273	13,825,736
Series share issued in reinvestment of dividends and distributions [1,568,051 and 1,593,500 shares, respectively]	17,558,195	18,278,784
Series share repurchased [4,593,356 and 5,694,737 shares, respectively]	(51,789,971)	(66,011,678)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(19,364,503)	(33,907,158)

TOTAL DECREASE IN NET ASSETS	(23,903,564)	(41,994,275)
NET ASSETS:
Beginning of year	378,162,349	420,156,624

End of year	$354,258,785	$378,162,349 (a)

(a) Includes undistributed net investment income of:		$1,093,680

SEE NOTES TO FINANCIAL STATEMENTS.

A6

STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value including securities on loan of $312,744,658:
Unaffiliated investments (cost $1,850,312,530)	$3,250,965,027
Affiliated investments (cost $377,537,575)	377,537,575
Dividends receivable	4,592,791
Receivable for investments sold	4,107,723
Prepaid expenses	49,878
Receivable for Series shares sold	48,699

Total Assets	3,637,301,693

LIABILITIES
Collateral for securities on loan	324,986,258
Payable for investments purchased	2,864,453
Payable for Series shares repurchased	1,249,938
Management fee payable	981,721
Accrued expenses	553,223
Due to broker-variation margin	226,399
Payable to custodian	29,817
Transfer agent fee payable	908

Total Liabilities	330,892,717

NET ASSETS	$3,306,408,976

Net assets were comprised of:
Paid-in capital	$1,990,761,212
Retained earnings	1,315,647,764

Net assets, December 31, 2006	$3,306,408,976

Net asset value and redemption price per share, $3,306,408,976 / 92,784,961 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$35.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income	$60,380,082
Affiliated dividend income	2,448,969
Affiliated income from securities loaned, net	359,549
Interest	214,996

63,403,596

EXPENSES
Management fee	11,168,545
Custodian’s fees and expenses	260,000
Shareholders’ reports	250,000
Insurance expenses	84,000
Trustees’ fees	49,000
Commitment fee on syndicated credit agreement	18,000
Audit fee	15,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $5,500) (Note 4)	6,000
Miscellaneous	10,234

Total expenses	11,870,779

NET INVESTMENT INCOME	51,532,817

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(71,148,376)
Futures transactions	4,536,149

(66,612,227)

Net change in unrealized appreciation (depreciation) on:
Investments	476,053,748
Futures	1,059,651

477,113,399

NET GAIN ON INVESTMENTS	410,501,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$462,033,989

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$51,532,817	$48,182,909
Net realized loss on investments	(66,612,227)	(10,086,564)
Net change in unrealized appreciation (depreciation) on investments	477,113,399	103,847,958

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	462,033,989	141,944,303

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(47,928,302)
Distributions from net realized capital gains	—	(80,427,226)
Distributions	(59,982,933)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(59,982,933)	(128,355,528)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,413,005 and 10,979,065 shares, respectively]	80,048,346	339,642,147
Series shares issued in reinvestment of dividends and distributions [1,700,891 and 4,228,580 shares, respectively]	59,982,933	128,355,528
Series shares repurchased [13,622,829 and 11,826,004 shares, respectively]	(448,417,431)	(363,515,389)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(308,386,152)	104,482,286

TOTAL INCREASE IN NET ASSETS	93,664,904	118,071,061
NET ASSETS:
Beginning of year	3,212,744,072	3,094,673,011

End of year	$3,306,408,976	$3,212,744,072 (a)

(a) Includes undistributed net investment income of:		$1,844,408

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 88.9%		Value (Note 2)
COMMON STOCKS — 56.1%	Shares
Aerospace & Defense — 1.2%
Boeing Co.	86,300	$7,666,892
General Dynamics Corp.	43,000	3,197,050
Goodrich Corp.	14,300	651,365
Honeywell International, Inc.	91,512	4,140,003
L-3 Communications Holdings, Inc.	14,300	1,169,454
Lockheed Martin Corp.	39,200	3,609,144
Northrop Grumman Corp.	37,962	2,570,027
Raytheon Co.	48,200	2,544,960
Rockwell Collins, Inc.	18,100	1,145,549
United Technologies Corp.	109,100	6,820,932

		33,515,376

Air Freight & Logistics — 0.4%
FedEx Corp.	32,200	3,497,564
United Parcel Service, Inc.	117,000	8,772,660

		12,270,224

Airlines — 0.1%
Air France KLM (France)	25,467	1,072,065
British Airways PLC (United Kingdom)(a)	11,347	117,196
Qantas Airways Ltd. (Australia)	147,621	608,460
Southwest Airlines Co.	81,200	1,243,983

		3,041,704

Auto Components — 0.1%
Continental AG (Germany)	7,471	869,932
Goodyear Tire & Rubber Co. (The)(a)(b)	20,500	430,295
Johnson Controls, Inc.	21,300	1,830,096
Michelin (CDGE) “Class B” (France)	4,090	391,426
Rieter Holding AG (Switzerland)	412	215,552
Stanley Electric Co Ltd	11,000	219,756

		3,957,057

Automobiles — 0.4%
DaimlerChrysler AG (Germany)	7,932	491,385
Fiat SpA (Italy)	18,949	362,196
Ford Motor Co.(b)	192,995	1,449,392
General Motors Corp.(b)	59,991	1,842,924
Harley-Davidson, Inc.(b)	29,800	2,100,006
Honda Motor Co. Ltd. (Japan)	31,100	1,227,491
Renault SA (France)	6,703	805,192
Toyota Motor Corp. (Japan)	41,900	2,804,241
Volkswagen AG (Germany)	2,865	325,095
Yamaha Motor Co. Ltd. (Japan)	13,400	421,212

		11,829,134

Beverages — 1.1%
Anheuser-Busch Cos., Inc.	82,400	4,054,080
Brown-Forman Corp. “Class B”	7,700	510,048
Carlsberg A/S (Denmark)	600	59,588
Coca-Cola Co. (The)	223,100	10,764,575
Coca-Cola Enterprises, Inc.	33,500	684,070
Coca-Cola Hellenic Bottling Co. SA (Greece)	3,180	124,253
Constellation Brands, Inc.(a)(b)	19,100	554,282
Foster’s Group Ltd. (Australia)	104,496	569,836
InBev NV (Belgium)	588	38,763

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Beverages (cont’d.)
Molson Coors Brewing Co. “Class B”(a)	6,400	$489,216
Pepsi Bottling Group, Inc.	16,600	513,106
PepsiCo, Inc.	178,230	11,148,287
SABMiller PLC (United Kingdom)	26,325	605,640

		30,115,744

Biotechnology — 0.7%
Amgen, Inc.(a)	127,260	8,693,131
Biogen Idec, Inc.(a)(b)	36,690	1,804,781
Celgene Corp.(a)(b)	39,700	2,283,941
Genzyme Corp.(a)	28,700	1,767,346
Gilead Sciences, Inc.(a)	46,700	3,032,231
MedImmune, Inc.(a)	28,000	906,360

		18,487,790

Building Products — 0.2%
American Standard Cos., Inc.	19,100	875,735
Cie de Saint-Gobain (France)	14,772	1,241,156
Geberit AG (Switzerland)	257	396,098
JS Group Corp. (Japan)	2,000	42,058
Masco Corp.	45,300	1,353,112
Nippon Sheet Glass Co. Ltd. (Japan)	78,000	365,275
Sanwa Shutter Corp. (Japan)	19,000	112,130

		4,385,564

Capital Markets — 2.2%
Ameriprise Financial, Inc.	30,620	1,668,790
Bank of New York Co., Inc. (The)	85,100	3,350,387
Bear Stearns Cos., Inc. (The)	14,616	2,379,192
Charles Schwab Corp. (The)	116,050	2,244,407
Credit Suisse Group (Switzerland)	24,488	1,713,256
D Carnegie AB (Sweden)	7,500	161,592
Deutsche Bank AG (Germany)	14,435	1,935,591
E*TRADE Financial Corp.(a)	48,300	1,082,886
Federated Investors, Inc. “Class B”	6,700	226,326
Franklin Resources, Inc.	19,700	2,170,349
Goldman Sachs Group, Inc.	48,200	9,608,670
Janus Capital Group, Inc.(b)	31,900	688,721
Legg Mason, Inc.(b)	13,500	1,283,175
Lehman Brothers Holdings, Inc.(b)	62,000	4,843,440
Macquarie Bank Ltd. (Australia)	4,918	305,681
Man Group PLC (United Kingdom	4,122	42,190
Mellon Financial Corp.	43,400	1,829,310
Merrill Lynch & Co., Inc.(b)	100,800	9,384,480
Morgan Stanley	119,580	9,737,400
Northern Trust Corp.	19,700	1,195,593
State Street Corp.	37,800	2,549,232
T. Rowe Price Group, Inc.	27,600	1,208,052
UBS AG (Switzerland)	26,580	1,615,305

		61,224,025

Chemicals — 1.0%
Air Products and Chemicals, Inc.	24,500	1,721,860
Asahi Chemical Industry Co. Ltd	48,000	314,699
Ashland, Inc.	8,100	560,358
BASF AG (Germany)	14,608	1,428,693
Denki Kagaku Kogyo K K (Japan)	11,000	45,647
Dow Chemical Co. (The)	102,331	4,087,100

SEE NOTES TO FINANCIAL STATEMENTS.

B1

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Chemicals (cont’d.)
Du Pont E. I. de Nemours & Co.	96,020	$4,677,135
Eastman Chemical Co.	9,800	581,238
Ecolab, Inc.	21,200	958,240
Hercules, Inc.(a)	11,500	222,065
International Flavors & Fragrances, Inc.	9,100	447,356
Koninklijke DSM NV (Netherlands)	13,669	675,375
Mitsubishi Chemical Holdings Corp. (Japan)	138,000	868,962
Mitsubishi Gas Chemical Co., Inc. (Japan)	24,000	251,109
Mitsui Chemicals Inc.	63,000	484,355
Monsanto Co.	59,194	3,109,461
Nippon Shokubai Co. Ltd.	12,000	127,735
Orica Ltd. (Australia)	8,695	166,228
PPG Industries, Inc.	17,600	1,130,096
Praxair, Inc.	33,100	1,963,823
Rohm & Haas Co.	16,711	854,266
Sigma-Aldrich Corp.	7,900	613,988
Sumitomo Bakelite Co. Ltd. (Japan)	13,000	89,784
Sumitomo Chemical Co. Ltd. (Japan)	50,000	386,923
Teijin Ltd. (Japan)	67,000	412,506
Yara International ASA (Norway)	9,000	204,605

		26,383,607

Commercial Banks — 3.1%
Allied Irish Banks PLC (Ireland)	2,297	68,223
Alpha Bank (Greece)	4,298	129,924
Australia And New Zealand Banking Group Ltd. (Australia)	32,156	713,712
Banche Popolari Unite Scpa (Italy)	16,362	449,682
Banco Bilbao Vizcaya Argentaria SA (Spain)	74,746	1,799,706
Banco Comercial Portugues SA (Portugal)	127,436	471,019
Banco Espirito Santo SA (Portugal)	28,843	518,569
Banco Popolare di Verona (Italy)	27,020	775,771
Banco Popular Espanol SA (Spain)	14,784	267,948
Banco Santander Central Hispano SA (Spain)	127,293	2,375,979
Bank of Ireland (Ireland)	2,712	62,649
Barclay’s PLC (United Kingdom)	85,086	1,216,157
BB&T Corp.	60,600	2,662,158
BNP Paribas (France)	18,630	2,032,565
Comerica, Inc.	20,500	1,202,940
Commerce Bancorp, Inc.	16,700	589,009
Commerzbank AG (Germany)	11,366	431,354
Compass Bancshares, Inc.	12,800	763,520
Credit Agricole SA (France)	26,812	1,127,622
Danske Bank A/S (Denmark)	20,300	902,015
DBS Group Holdings Ltd. (Singapore)	46,000	675,325
Dexia (Belgium)	28,302	775,218
DNB NOR ASA (Norway)	70,000	993,553
Fifth Third Bancorp	61,521	2,518,055
First Horizon National Corp.(b)	13,600	568,208
Gunma Bank Ltd. (The) (Japan)	4,000	24,046
HSBC Holdings PLC (United Kingdom)	192,206	3,503,687

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Banks (cont’d.)
Huntington Bancshares, Inc.(b)	33,036	$784,605
KeyCorp	46,600	1,772,198
Lloyds TSB Group PLC (United Kingdom)	33,095	370,329
M&T Bank Corp.	8,300	1,013,928
Marshall & Ilsley Corp.	23,700	1,140,207
Mitsubishi Financial Group, Inc. (Japan)	32	396,986
Mitsui Trust Holdings, Inc. (Japan)	63,000	719,756
Mizuho Financial Group, Inc. (Japan)	115	820,291
National Australia Bank Ltd. (Australia)	6,163	196,210
National City Corp.(b)	64,500	2,358,120
PNC Financial Services Group, Inc.(b)	35,900	2,658,036
Regions Financial Corp.	83,903	3,137,972
Royal Bank of Scotland Group PLC (United Kingdom)	34,725	1,355,059
Sapporo Hokuyo Holdings, Inc (Japan)	3	28,953
Shinsei Bank Ltd. (Japan)	111,000	652,435
Skandinaviska Enskilda Banken AB “A Shares” (Sweden)	14,600	463,851
Societe Generale (France)	9,526	1,617,113
SunTrust Banks, Inc.(b)	40,200	3,394,890
Svenska Handelbanken “A Shares” (Sweden)	7,400	223,753
Synovus Financial Corp.	35,050	1,080,592
U.S. Bancorp	194,985	7,056,506
UniCredito Italiano SpA (Italy)	198,310	1,738,207
Wachovia Corp.(e)	203,540	11,591,602
Wells Fargo & Co.	369,500	13,139,419
Westpac Banking Corp. (Australia)	31,382	598,772
Zions Bancorporation	13,250	1,092,330

		87,020,734

Commercial Services & Supplies — 0.3%
Allied Waste Industries, Inc.(a)(b)	26,400	324,456
Avery Dennison Corp.	12,300	835,539
Cintas Corp.	15,100	599,621
Equifax, Inc.	14,600	592,760
Michael Page International PLC (United Kingdom)	26,133	231,407
Monster Worldwide, Inc.(a)	13,100	610,984
Pitney Bowes, Inc.	21,600	997,704
Randstad Holding NV (Netherlands)	1,545	106,868
Robert Half International, Inc.	21,900	812,928
RR Donnelley & Sons Co.	23,000	817,420
SGS SA (Switzerland)	131	145,998
Waste Management, Inc.	56,942	2,093,757

		8,169,442

Communications Equipment — 1.4%
ADC Telecommunications, Inc.(a)	14,771	214,623
Avaya, Inc.(a)	49,570	692,989
Ciena Corp.(b)	9,142	253,325
Cisco Systems, Inc.(a)	658,600	17,999,537
Comverse Technology, Inc.(a)(b)	18,400	388,424
Corning, Inc.(a)	159,100	2,976,761
Foxconn International Holdings Ltd. (Hong Kong)(a)	274,000	893,669

SEE NOTES TO FINANCIAL STATEMENTS.

B2

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Communications Equipment (cont’d.)
JDS Uniphase Corp.(a)	11,375	$189,508
Juniper Networks, Inc.(a)	51,600	977,304
Motorola, Inc.	266,425	5,477,698
Nokia Corp. (Finland)	12,850	262,581
QUALCOMM, Inc.	180,800	6,832,431
Telent PLC (United Kingdom)(a)	4,333	40,108
Tellabs, Inc.(a)	45,800	469,908

		37,668,866

Computers & Peripherals — 1.9%
Apple Computer, Inc.(a)	91,600	7,771,344
Dell, Inc.(a)	244,500	6,134,505
EMC Corp.(a)(b)	248,350	3,278,220
Hewlett-Packard Co.	302,348	12,453,714
International Business Machines Corp.	167,300	16,253,195
Lexmark International, Inc.(a)(b)	12,533	917,416
NCR Corp.(a)	20,900	893,684
Network Appliance, Inc.(a)	41,700	1,637,976
QLogic Corp.(a)	20,600	451,552
SanDisk Corp.(a)(b)	19,000	817,570
Sun Microsystems, Inc.(a)	369,400	2,002,148
Toshiba Corp. (Japan)	10,000	64,982
Wincor Nixdorf AG (Germany)	486	75,099

		52,751,405

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	6,223	350,847
Chiyoda Corp. (Japan)	5,000	97,745
COMSYS Holdings Corp. (Japan)	10,000	110,489
Fluor Corp.	9,700	792,005
Fomento de Construcciones Y Contratas SA (Spain)	821	83,666
Kajima Corp. (Japan)	31,000	135,728
Obayashi Corp. (Japan)	135,000	875,175

		2,445,655

Construction Materials — 0.1%
Cimpor Cimentos de Portugal SGPS SA (Portugal)	26,165	217,250
CRH PLC (Ireland)	1,105	46,006
Fletcher Building Ltd. (New Zealand)	8,419	65,521
Holcim Ltd. “B Shares” (Switzerland)	3,487	319,654
Italcementi SpA (Italy)	7,499	211,542
Lafarge SA (France)	2,544	378,468
Taiheiyo Cement Corp. (Japan)	12,000	46,996
Vulcan Materials Co.	10,600	952,623

		2,238,060

Consumer Finance — 0.5%
American Express Co.	132,400	8,032,708
Capital One Financial Corp.	49,661	3,814,958
ORIX Corp. (Japan)	3,080	893,176
SLM Corp.	43,200	2,106,864

		14,847,706

Containers & Packaging — 0.1%
Ball Corp.	12,000	523,200
Bemis Co.	11,300	383,974

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Containers & Packaging (cont’d.)
Pactiv Corp.(a)	15,600	$556,764
Sealed Air Corp.(a)	9,300	603,756
Temple-Inland, Inc.	13,000	598,390

		2,666,084

Distributors — 0.1%
Genuine Parts Co.	18,800	891,684
Li & Fung Ltd. (Hong Kong)	130,000	403,628
Pacific Brands Ltd. (Australia)	116,210	239,057

		1,534,369

Diversified Consumer Services — 0.1%
Apollo Group, Inc.(a)(b)	14,800	576,756
H&R Block, Inc.	36,100	831,744

		1,408,500

Diversified Financial Services — 3.0%
Babcock & Brown Ltd. (Australia)	11,219	218,600
Bank of America Corp.	495,338	26,446,095
Challenger Financial Services Group Ltd. (Australia)	62,164	201,413
Chicago Mercantile Exchange Holdings, Inc.(b)	4,100	2,089,975
CIT Group, Inc.	23,500	1,310,595
Citigroup, Inc.	538,358	29,986,540
Fortis (Belgium)	32,439	1,383,973
ING Groep NV (Netherlands)	38,582	1,710,738
JPMorgan Chase & Co.	383,601	18,527,928
Moody’s Corp.	28,300	1,954,398
OKO Bank PLC (Finland)	23,100	387,262
Suncorp-Metway Ltd.	10,583	169,611

		84,387,128

Diversified Telecommunication Services — 1.7%
AT&T, Inc.(b)	424,073	15,160,610
Belgacom SA (Belgium)	15,659	689,777
BellSouth Corp.	196,600	9,261,826
BT Group PLC (United Kingdom)	126,583	747,259
CenturyTel, Inc.	14,000	611,240
Citizens Communications Co.	36,000	517,320
Embarq Corp.(a)	15,643	822,196
France Telecom SA (France)	1,419	39,242
Nippon Telegraph & Telephone Corp. (Japan)	220	1,084,927
Qwest Communications International, Inc.(a)(b)	171,257	1,433,421
Royal KPN NV (Netherlands)	43,376	616,672
Swisscom AG (Switzerland)	1,447	547,746
Telecom Corp. of New Zealand Ltd. (New Zealand)	308,025	1,041,749
Telecom Italia SpA (Italy)	295,654	750,112
Telefonica SA (Spain)	20,281	431,562
Telia Sonera AB (Sweden)	41,000	336,878
Verizon Communications Group Inc.	314,676	11,718,534
Windstream Corp.	47,457	674,839

		46,485,910

Electric Utilities — 1.2%
Allegheny Energy, Inc.(a)	16,900	775,879
American Electric Power Co., Inc.	42,660	1,816,463

SEE NOTES TO FINANCIAL STATEMENTS.

B3

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electric Utilities (Cont’d.)
CLP Holdings Ltd. (Hong Kong)	35,500	$262,039
Duke Energy Corp.(b)	131,324	4,361,270
E.ON AG (Germany)	14,991	2,043,984
Edison International	36,500	1,660,020
Endesa SA (Spain)	30,512	1,443,132
Enel SpA (Italy)	27,024	278,784
Entergy Corp.	21,700	2,003,344
Exelon Corp.	71,774	4,442,093
FirstEnergy Corp.	36,001	2,170,860
FPL Group, Inc.(b)	42,800	2,329,176
Hokkaido Electric Power Co., Inc. (Japan)	23,100	589,958
Hong Kong Electric Holdings (Hong Kong)	7,000	34,229
Kansai Electric Power Co. Inc. (The) (Japan)	18,700	503,405
Kyushu Electric Power Co. Inc.	15,900	419,300
Pinnacle West Capital Corp.	11,500	582,935
PPL Corp.	41,500	1,487,360
Progress Energy, Inc.	27,683	1,358,682
Southern Co. (The)	82,100	3,026,206
Tokyo Electric Power Co., Inc. (The) (Japan)	26,900	869,040
Union Fenosa SA (Spain)	5,956	294,832

		32,752,991

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	36,137	648,004
American Power Conversion Corp.	12,100	370,139
Cooper Industries Ltd.	10,300	931,429
Emerson Electric Co.	90,200	3,976,918
Fujikura Ltd. (Japan)	25,000	219,775
Mitsubishi Electronics Corp. (Japan)	114,000	1,038,818
Rockwell Automation, Inc.	19,500	1,191,060
Schneider Electric SA (France)	2,217	246,122

		8,622,265

Electronic Equipment & Instruments — 0.2%
Agilent Technologies, Inc.(a)	54,614	1,903,299
Dainippon Screen Manufacturing Co. Ltd. (Japan)	5,000	44,842
Ibiden Co. Ltd. (Japan)	1,100	55,327
Jabil Circuit, Inc.	18,600	456,630
Kingboard Chemical Holdings Ltd. (Hong Kong)	36,500	143,329
Kyocera Corp. (Japan)	2,000	189,065
Molex, Inc.	16,700	528,221
Nippon Electric Glass Co., Ltd.	8,000	167,749
Sanmina-SCI Corp.(a)	54,200	186,990
Solectron Corp.(a)(b)	109,300	351,946
Symbol Technologies, Inc.	31,900	476,586
TDK Corp. (Japan)	600	47,772
Tektronix, Inc.	10,600	309,202
Venture Manufacturing (Singapore) Ltd. Corp.	13,000	114,021
Yaskawa Electric Corp. (Japan)	58,000	670,436

		5,645,415

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Energy Equipment & Services — 0.9%
Baker Hughes, Inc.	39,150	$2,922,939
Fugro NV (Netherlands)	5,784	276,392
Halliburton Co.(b)	111,000	3,446,550
Nabors Industries Ltd. (Bermuda)(a)	35,300	1,051,234
National Oilwell Varco, Inc.(a)(b)	18,800	1,150,184
Noble Corp.(b)	14,800	1,127,020
Rowan Cos., Inc.	6,700	222,440
Schlumberger Ltd.	129,300	8,166,588
Smith International, Inc.	17,900	735,153
TGS Nopec Geophysical Co. Asa(a) (Norway)	11,522	238,379
Transocean, Inc.(a)(b)	35,897	2,903,708
Weatherford International Ltd.(a)	36,100	1,508,619

		23,749,206

Food & Staples Retailing — 1.2%
Aeon Co. Ltd. (Japan)	15,700	339,565
Casino GuichardPerrachon SA (France)	7,369	684,810
Costco Wholesale Corp.	52,100	2,754,527
CVS Corp.(b)	90,500	2,797,355
Delhaize Group (Belgium)	2,654	221,240
FamilyMart Co. Ltd. (Japan)	3,000	81,551
J. Sainsbury PLC (United Kingdom)	74,197	594,544
Koninklijke Ahold NV (Netherlands)(a)	51,070	543,362
Kroger Co. (The)	77,146	1,779,758
Safeway, Inc.	48,600	1,679,616
Supervalu, Inc.	20,010	715,358
Sysco Corp.	68,300	2,510,708
Walgreen Co.(b)	108,600	4,983,654
Wal-Mart Stores, Inc.	269,700	12,454,745
Whole Foods Market, Inc.(b)	14,100	661,713
Woolworths Ltd. (Australia)	10,721	201,945

		33,004,451

Food Products — 0.7%
Archer-Daniels-Midland Co.(b)	72,326	2,311,540
Campbell Soup Co.	20,500	797,245
ConAgra Foods, Inc.	57,300	1,547,100
Dean Foods Co.(a)	15,600	659,568
Ebro Puleva SA (Spain)	8,051	204,051
General Mills, Inc.	38,200	2,200,320
Groupe Danone (France)	270	40,916
H.J. Heinz Co.	35,100	1,579,851
Hershey Co. (The)	18,300	911,340
Kellogg Co.	27,400	1,371,644
McCormick & Co., Inc.	15,000	578,400
Nestle SA “B Shares” (Switzerland)	2,874	1,021,290
Nichirei Corp. (Japan)	11,000	61,608
Nisshin Scifon Group, Inc. (Japan)	11,500	118,678
Sara Lee Corp.	86,200	1,467,986
Suedzucker AG (Germany)	31,115	747,121
The East Asiatic Co. Ltd. (Denmark)	8,275	462,912
Tyson Foods, Inc. “Class A”	22,700	373,415
Unilever NV (Netherlands)	40,896	1,117,480
Unilever PLC (United Kingdom)	37,773	1,056,132
WM Wrigley Jr. Co.	23,100	1,194,732
Yamazaki Baking Co. Ltd.	14,000	135,891

		19,959,220

SEE NOTES TO FINANCIAL STATEMENTS.

B4

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Gas Utilities — 0.1%
Gas Natural SDG SA (Spain)	5,798	$229,532
Gaz De France SA (France)	6,055	278,552
Nicor, Inc.	4,600	215,280
Peoples Energy Corp.	1,600	71,312
Questar Corp.	9,400	780,670

		1,575,346

Healthcare Equipment & Supplies — 0.8%
Ansell Ltd	8,085	71,706
Bard C.R., Inc.	10,900	904,373
Bausch & Lomb, Inc.(b)	6,700	348,802
Baxter International, Inc.	69,000	3,200,910
Becton Dickinson & Co.	27,300	1,915,095
Biomet, Inc.	26,300	1,085,401
Boston Scientific Corp.(a)	127,967	2,198,473
Cochlear Ltd. (Australia)	3,521	160,689
Hospira, Inc.(a)	16,760	562,801
Medtronic, Inc.	126,100	6,747,611
Phonak Holding AG (Switzerland)	1,432	113,996
St. Jude Medical, Inc.(a)	39,000	1,425,840
Stryker Corp.	32,600	1,796,586
Zimmer Holdings, Inc.(a)	26,900	2,108,422

		22,640,705

Healthcare Providers & Services — 1.3%
Aetna, Inc.	67,200	2,901,696
AmerisourceBergen Corp.(b)	25,000	1,124,000
Cardinal Health, Inc.	43,850	2,825,256
Caremark Rx, Inc.	50,100	2,861,211
Cigna Corp.	12,600	1,657,782
Coventry Health Care, Inc.(a)	19,750	988,488
Express Scripts, Inc.(a)(b)	17,600	1,260,160
Fresenius Medical Care AG (Germany)	583	77,782
Health Management Associates, Inc. “Class A”	28,600	603,746
Humana, Inc.(a)	17,400	962,394
Laboratory Corp. of America Holdings(a)(b)	13,100	962,457
Manor Care, Inc.	7,500	351,900
McKesson Corp.	32,130	1,628,991
Medco Health Solutions, Inc.(a)	31,549	1,685,979
Patterson Cos., Inc.(a)	10,000	355,100
Quest Diagnostics, Inc.	18,300	969,900
Suzuken Co. Ltd. (Japan)	8,400	315,821
Tenet Healthcare Corp.(a)	44,600	310,862
UnitedHealth Group, Inc.	148,300	7,968,158
WellPoint, Inc.(a)	69,800	5,492,561

		35,304,244

Healthcare Technology
IMS Health, Inc.	22,500	618,300

Hotels, Restaurants & Leisure — 0.8%
Carnival Corp.(b)	47,800	2,344,590
Carnival PLC (United Kingdom)	5,774	292,583
Darden Restaurants, Inc.(b)	15,150	608,576
Enterprise Inns PLC (United Kingdom)	20,592	545,513
Harrah’s Entertainment, Inc.	21,500	1,778,480
Hilton Hotels Corp.(b)	34,500	1,204,050
International Game Technology(b)	35,900	1,658,580

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (cont’d.)
Marriott International, Inc. “Class A”	34,400	$1,641,568
McDonald’s Corp.(b)	133,600	5,922,488
Starbucks Corp.(a)(b)	82,300	2,915,066
Starwood Hotels & Resorts Worldwide, Inc.	23,100	1,443,750
Wendy’s International, Inc.	9,600	317,664
Wyndham Worldwide Corp.(a)	20,420	653,848
Yum! Brands, Inc.	31,600	1,858,080

		23,184,836

Household Durables — 0.4%
Barratt Developments PLC (United Kingdom)	34,949	845,104
Black & Decker Corp.	8,700	695,739
Bovis Homes Group PLC (United Kingdom)	7,889	167,440
Centex Corp.(b)	12,300	692,121
D.R. Horton, Inc.	23,700	627,813
Fortune Brands, Inc.(b)	16,300	1,391,857
George Wimpey PLC (United Kingdom)	62,831	687,078
Harman International Industries, Inc.	8,000	799,280
KB Home	9,200	471,776
Leggett & Platt, Inc.	22,500	537,750
Lennar Corp.	16,400	860,344
Makita Corp. (Japan)	28,200	864,316
Matsushita Electric Industrial Co. Ltd. (Japan)	14,000	280,721
Newell Rubbermaid, Inc.	32,314	935,490
Pulte Homes, Inc.	17,200	569,664
Sekisui House Ltd.	8,000	116,186
Snap-On, Inc.	4,900	233,436
Stanley Works (The)	5,900	296,711
Taylor Woodrow PLC (United Kingdom)	47,224	394,127
Whirlpool Corp.	7,526	624,809

		12,091,762

Household Products — 1.1%
Clorox Co.	16,500	1,058,475
Colgate-Palmolive Co.	55,600	3,627,344
Kimberly-Clark Corp.	49,400	3,356,730
Procter & Gamble Co.	350,325	22,515,388
Reckitt Benckiser PLC (United Kingdom)	22,401	1,023,710

		31,581,647

Independent Power Producers & Energy Traders — 0.2%
AES Corp. (The)(a)	71,700	1,580,268
Constellation Energy Group, Inc.	20,400	1,404,948
Dynegy, Inc. “Class A”(a)	37,500	271,500
International Power PLC (United Kingdom)	115,618	864,198
TXU Corp.	49,900	2,705,079

		6,825,993

Industrial Conglomerates — 2.1%
3M Co.	81,300	6,335,709
Cookson Group PLC (United Kingdom)	16,043	197,267
General Electric Co.	1,121,600	41,734,737

SEE NOTES TO FINANCIAL STATEMENTS.

B5

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Industrial Conglomerates (cont’d.)
Orkla ASA (Norway)	17,600	$996,407
Siemens AG (Germany)	1,368	136,520
Textron, Inc.	13,800	1,294,026
Tyco International Ltd. (Bermuda)	219,261	6,665,534

		57,360,200

Insurance — 2.6%
ACE Ltd. (Bermuda)	36,000	2,180,520
Aegon NV (Netherlands)	48,143	917,675
Aflac, Inc.(b)	53,800	2,474,800
Allianz AG (Germany)	8,137	1,663,920
Allstate Corp. (The)	72,600	4,726,986
AMBAC Financial Group, Inc.	11,300	1,006,491
American International Group, Inc.	282,188	20,221,592
AON Corp.	34,200	1,208,628
Aviva PLC (United Kingdom)	85,093	1,369,539
AXA SA (France)	24,363	986,355
Chubb Corp.	51,800	2,740,738
Cincinnati Financial Corp.	17,837	808,194
CNP Assurances (France)	2,118	236,529
Fondiaria-Sai SpA (Italy)	2,967	141,937
Genworth Financial, Inc.	49,500	1,693,395
Hartford Financial Services Group, Inc.	33,100	3,088,561
Lincoln National Corp.	30,917	2,052,889
Loews Corp.	45,800	1,899,326
Marsh & McLennan Cos., Inc.	61,300	1,879,458
MBIA, Inc.(b)	14,350	1,048,411
MetLife, Inc.	81,100	4,785,711
Muenchener Rueckversicherungs — Gesellschaft AG (Germany)	7,869	1,360,754
Principal Financial Group	30,700	1,802,090
Progressive Corp. (The)	83,400	2,019,948
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	266,881	796,886
SAFECO Corp.	15,900	994,545
SCOR (France)	24,972	73,840
St. Paul Travelers Cos., Inc. (The)	79,035	4,243,389
Swiss Reinsurance (Switzerland)	9,365	796,236
Topdanmark A/S (Denmark)(a)	600	99,207
Torchmark Corp.	11,500	733,240
Unipol SpA (Italy)	29,919	96,959
UnumProvident Corp.	32,210	669,324
XL Capital Ltd. “Class A” (Bermuda)	18,900	1,361,178
Zurich Financial Services AG (Switzerland)	4,424	1,190,867

		73,370,118

Internet & Catalog Retail — 0.1%
Amazon.com, Inc.(a)(b)	29,500	1,164,070
Experian Group Ltd. (Ireland)(a)	9,339	109,622
IAC/InterActiveCorp(a)(b)	19,300	717,188

		1,990,880

Internet Software & Services — 0.7%
eBay, Inc.(a)(b)	124,100	3,731,687
Google, Inc. “Class A”(a)	22,900	10,544,992
Verisign, Inc.(a)	26,500	637,325
Yahoo!, Inc.(a)	130,400	3,330,416

		18,244,420

COMMON STOCKS (Continued)	Shares	Value (Note 2)
IT Services — 0.6%
Affiliated Computer Services, Inc.(a)	13,700	$669,108
Automatic Data Processing, Inc.	61,000	3,004,251
Cognizant Technology SolutionsCorp.(a)	14,900	1,149,684
Computer Sciences Corp.(a)	17,400	928,638
Convergys Corp.(a)	14,800	351,944
Electronic Data Systems Corp.	54,100	1,490,455
Fidelity National Information Services, Inc.	14,600	585,314
First Data Corp.	80,610	2,057,167
Fiserv, Inc.(a)	21,300	1,116,546
NTT Data Corp. (Japan)	181	906,122
Paychex, Inc.	36,800	1,455,072
Sabre Holdings Corp.	14,526	463,234
Unisys Corp.(a)	49,200	385,728
Western Union Co.	80,610	1,807,276

		16,370,539

Leisure Equipment & Products — 0.2%
Brunswick Corp.	7,200	229,680
Eastman Kodak Co.	27,400	706,920
FUJIFILM Holdings Corp. (Japan)	12,700	523,089
Hasbro, Inc.	21,500	585,875
Mattel, Inc.	42,651	966,472
Nikon Corp. (Japan)	42,000	920,635
Yamaha Corporation (Japan)	16,900	358,040

		4,290,711

Life Sciences, Tools & Services — 0.1%
Applera Corp. — Applied Biosystems Group	20,300	744,807
Millipore Corp.(a)(b)	4,700	313,020
PerkinElmer, Inc.	12,800	284,544
Thermo Electron Corp.(a)	45,100	2,042,579
Waters Corp.(a)	12,500	612,125

		3,997,075

Machinery — 0.9%
Amada Co. Ltd. (Japan)	30,000	317,629
Caterpillar, Inc.	71,700	4,397,360
Cummins, Inc.	5,400	638,172
Danaher Corp.	24,800	1,796,512
Deere & Co.	24,800	2,357,736
Dover Corp.	22,500	1,102,950
Eaton Corp.	16,400	1,232,296
Illinois Tool Works, Inc.	44,300	2,046,217
Ingersoll-Rand Co. Ltd. “Class A” (Bermuda)	36,800	1,439,984
ITT Corp.	19,200	1,090,944
KCI Konecranes Oyj (Finland)	2,250	66,233
Komatsu Ltd. (Japan)	55,000	1,113,193
Komori Corp. (Japan)	14,000	260,745
Kubota Corp. (Japan)	59,000	546,398
MAN AG (Germany)	3,277	297,225
Metso Oyj (Finland)	6,300	318,015
Mitsubishi Heavy Industries Ltd. (Japan)	25,000	113,422
NSK Ltd. (Japan)	29,000	285,684
Paccar, Inc.(b)	26,262	1,704,404
Pall Corp.	10,000	345,500
Parker Hannifin Corp.	13,710	1,054,025
Terex Corp.(a)	7,500	484,350

SEE NOTES TO FINANCIAL STATEMENTS.

B6

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery (cont’d.)
Vallourec	3,667	$1,066,385
Volvo AB “B Shares” (Sweden)	8,400	578,532

		24,653,911

Marine
Kawasaki Kisen Kaisha Ltd. (Japan)	14,000	109,431
Mitsui O.S.K. Lines Ltd. (Japan)	102,000	1,007,420
Nippon Yusen KK (Japan)	6,000	43,878

		1,160,729

Media — 1.9%
APN News & Media Ltd. (Australia)	15,016	71,582
CBS Corp. “Class B”(b)	85,434	2,663,832
Clear Channel Communications, Inc.	55,600	1,976,024
Comcast Corp. “Class A”(a)(b)	231,960	9,818,868
DIRECTV Group, Inc. (The)(a)	76,000	1,895,440
Dow Jones & Co., Inc.(b)	6,800	258,400
E.W. Scripps Co.	8,600	429,484
Eniro AB (Sweden)	13,900	183,751
Gannett Co., Inc.	25,200	1,523,592
Interpublic Group of Cos., Inc.(a)(b)	37,200	455,328
ITV PLC (United Kingdom)	110,494	230,408
McGraw-Hill Cos., Inc. (The)	38,100	2,591,562
Meredith Corp.	2,700	152,145
New York Times Co. (The) “Class A”(b)	17,800	433,608
News Corp. “Class A”	244,400	5,249,712
Omnicom Group, Inc.	18,900	1,975,806
Reed Elsener PLC (UK)	7,548	82,835
Reed Elsevier NV (New Zealand)	5,029	85,769
Time Warner, Inc.	438,800	9,557,064
Tokyo Broadcasting System, Inc. (Japan)	1,300	43,316
Tribune Co.(b)	24,250	746,415
Univision Communications, Inc.(a)	20,300	719,026
Viacom, Inc. “Class B”(a)	76,234	3,127,881
Vivendi (France)	36,265	1,417,473
Walt Disney Co.	233,300	7,995,191

		53,684,512

Metals & Mining — 0.8%
Acerinox SA (Spain)	17,350	527,909
Alcoa, Inc.	96,240	2,888,161
Allegheny Technologies, Inc.	8,200	743,576
Anglo American PLC (United Kingdom)	30,860	1,505,145
BHP Billiton Ltd. (Australia)	31,001	616,582
BHP Billiton PLC (United Kingdom)	29,379	537,558
Boehler-Uddeholm AG (Austria)	1,268	88,880
Boliden AB (Sweden)	1,792	46,070
Freeport-McMoRan Copper & Gold, Inc.(b)	20,500	1,142,465
Mittal Steel Co. NV	4,664	196,891
Newmont Mining Corp. (Netherlands)	50,700	2,289,105
Nippon Light Metal Co. Ltd. (Japan)	43,000	110,202
Nippon Steel Corp. (Japan)	69,000	395,855
Nucor Corp.	32,200	1,760,052
Outokumpu Oyj “Class A” (Finland)	18,000	704,746
Phelps Dodge Corp.	22,586	2,703,995
Rio Tinto Ltd. (Australia)	5,753	334,932

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Metals & Mining (cont’d.)
Rio Tinto PLC (United Kingdom)	25,934	$1,380,154
Salzgitter AG (Germany)	1,193	157,009
Sumitomo Metal Industries Ltd. (Japan)	106,000	460,222
ThyssenKrupp AG (Germany)	16,523	779,747
United States Steel Corp.	13,300	972,762
Xstrata PLC. (Switzerland)	10,090	503,779

		20,845,797

Multiline Retail — 0.6%
Big Lots, Inc.(a)	14,100	323,172
Dillard’s, Inc.	7,800	272,766
Dollar General Corp.	35,356	567,817
Family Dollar Stores, Inc.	18,900	554,337
Federated Department Stores, Inc.	59,074	2,252,492
J.C. Penney Co., Inc.	26,800	2,073,248
Kohl’s Corp.(a)	37,700	2,579,811
Marks & Spencer Group PLC (United Kingdom)	66,968	940,146
Nordstrom, Inc.	23,400	1,154,556
PPR SA (France)	602	89,956
Sears Holding Corp.(a)(b)	10,442	1,753,525
Target Corp.	90,400	5,157,320

		17,719,146

Multi-Utilities — 0.6%
Ameren Corp.(b)	21,400	1,149,822
CenterPoint Energy, Inc.(b)	36,700	608,486
CMS Energy Corp.(a)(b)	25,000	417,500
Consolidated Edison, Inc.(b)	27,000	1,297,890
Dominion Resources, Inc.(b)	39,516	3,313,020
DTE Energy Co.(b)	20,000	968,200
KeySpan Corp.	18,200	749,476
National Grid PLC (United Kingdom)	93,691	1,351,992
NiSource, Inc.	29,500	710,950
PG&E Corp.	37,000	1,751,210
Public Service Enterprise Group, Inc.	27,100	1,798,898
RWE AG (Germany)	480	52,882
Sempra Energy	27,819	1,558,977
Suez SA (France)	3,029	156,858
TECO Energy, Inc.	22,300	384,229
Xcel Energy, Inc.	45,810	1,056,379

		17,326,769

Office Electronics — 0.1%
Canon, Inc. (Japan)	20,550	1,156,968
Ricoh Co. Ltd. (Japan)	48,000	977,534
Xerox Corp.(a)	107,300	1,818,736

		3,953,238

Oil, Gas & Consumable Fuels — 4.6%
Anadarko Petroleum Corp.	48,354	2,104,366
Apache Corp.(b)	35,214	2,342,083
B.J. Services Co.	39,000	1,143,480
BP PLC (United Kingdom)	331,078	3,678,789
Chesapeake Energy Corp.	45,600	1,324,680
Chevron Corp.	239,122	17,582,640
ConocoPhillips	178,077	12,812,640
CONSOL Energy, Inc.(b)	17,300	555,849
Devon Energy Corp.	48,700	3,266,796
El Paso Corp.	76,136	1,163,358
ENI SpA (Italy)	60,280	2,027,502
EOG Resources, Inc.	27,300	1,704,885

SEE NOTES TO FINANCIAL STATEMENTS.

B7

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
Exxon Mobil Corp.	641,240	$49,138,220
Hess Corp.	24,800	1,229,336
Kinder Morgan, Inc.	10,800	1,142,100
Marathon Oil Corp.	38,291	3,541,918
Murphy Oil Corp.(b)	19,500	991,575
Neste Oil Oyj (Finland)	24,400	741,775
Nippon Oil Corp. (Japan)	88,000	588,495
Norsk Hydro ASA (Norway)	12,517	388,446
Occidental Petroleum Corp.	91,900	4,487,477
Peabody Energy Corp.	22,800	921,348
Repsol YPF SA (Spain)	2,165	74,877
Royal Dutch Shell (Netherlands)	34,918	1,220,383
Royal Dutch Shell PLC “B Shares” (Netherlands)	57,915	2,029,798
Santos Ltd. (Australia)	104,129	810,372
Sunoco, Inc.(b)	15,000	935,400
Total SA (France)	17,654	1,273,568
Valero Energy Corp.	65,500	3,350,980
Williams Cos., Inc.	66,300	1,731,756
XTO Energy, Inc.	40,233	1,892,963

		126,197,855

Paper & Forest Products — 0.2%
International Paper Co.	51,373	1,751,819
MeadWestvaco Corp.	20,714	622,663
Svenska Cellulosa AB (SCA) “B Shares” (Sweden)	7,900	412,543
Weyerhaeuser Co.	24,200	1,709,730

		4,496,755

Personal Products — 0.1%
Avon Products, Inc.	48,800	1,612,352
Estee Lauder Cos., Inc. (The) “Class A”	13,500	551,070

		2,163,422

Pharmaceuticals — 3.5%
Abbott Laboratories	164,700	8,022,537
Allergan, Inc.(b)	16,700	1,999,658
Altana AG (Germany)	2,862	176,998
AstraZeneca PLC (United Kingdom)	34,940	1,877,222
Barr Pharmaceuticals, Inc.(a)	11,500	576,380
Bristol-Myers Squibb Co.	210,500	5,540,360
Daiichi Sankyo Co. Ltd. (Japan)	3,700	115,417
Eisai Co. Ltd. (Japan)	1,100	60,429
Eli Lilly & Co.	112,100	5,840,410
Forest Laboratories, Inc.(a)	36,000	1,821,600
GlaxoSmithKline PLC (United Kingdom)	84,951	2,235,509
Johnson & Johnson	322,448	21,288,016
King Pharmaceuticals, Inc.(a)	28,366	451,587
Mayne Pharma Ltd. (Australia)	23,343	74,903
Merck & Co., Inc.	235,500	10,267,800
Mylan Laboratories, Inc.	20,900	417,164
Novartis AG (Switzerland)	15,479	892,408
Pfizer, Inc.	790,545	20,475,115
Roche Holding AG (Switzerland)	11,467	2,056,249
Sanofi-Aventis (France)	17,248	1,592,631
Santen Pharmaceutical Co. Ltd. (Japan)	4,400	123,773
Schering-Plough Corp.(b)	159,800	3,777,672

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals (cont’d.)
Takeda Pharmaceutical Co. Ltd. (Japan)	5,400	$370,095
Tanabe Seiyaku CO Ltd	16,000	209,230
Watson Pharmaceuticals, Inc.(a)	12,200	317,566
Wyeth	145,200	7,393,584

		97,974,313

Real Estate — 0.1%
CB Richard Ellis Group, Inc.	18,800	624,160
City Developments Ltd. (Singapore)	6,000	49,453
Immofinanz Immobilien Anlagen (Australia)	7,831	111,643
Lend Lease Corp. Ltd. (Australia)	19,977	290,090
Leopalace21 Corp. (Japan)	21,700	693,176
Realogy Corp.(a)	25,775	781,497
Sumitono Realty & Development Co. Ltd. (Japan)	7,000	224,415
Swire Pacific Ltd. (Hong Kong)	19,500	209,097
UOL Group Ltd. (Singapore)	77,000	217,082
Wharf Holdings (Hong Kong)	17,000	62,690

		3,263,303

Real Estate Investment Trust — 0.6%
Apartment Investment & Management Co. “Class A”	9,000	504,180
Archstone-Smith Trust(b)	23,300	1,356,293
Boston Properties, Inc.(b)	11,800	1,320,184
British Land Co. PLC (United Kingdom)	6,336	212,635
Equity Office Properties Trust	40,500	1,950,885
Equity Residential	32,300	1,639,225
Hammerson PLC (United Kingdom)	2,513	77,595
Kimco Realty Corp.(b)	21,500	966,425
Mirvac Group (Australia)	102,795	452,157
Plum Creek Timber Co., Inc.	17,100	681,435
ProLogis	27,100	1,646,867
Public Storage, Inc.	11,400	1,111,500
Simon Property Group, Inc.(b)	22,100	2,238,509
Vornado Realty Trust	13,000	1,579,500

		15,737,390

Road & Rail — 0.4%
Burlington Northern Santa Fe Corp.	40,300	2,974,543
CSX Corp.	52,600	1,811,018
Nippon Express Co. Ltd. (Japan)	23,000	125,841
Norfolk Southern Corp.	45,500	2,288,195
Ryder System, Inc.	6,900	352,314
Toll Holdings Ltd. (Australia)	7,390	106,444
Union Pacific Corp.	29,800	2,742,196

		10,400,551

Semiconductors & Semiconductor Equipment — 1.3%
Advanced Micro Devices, Inc.(a)(b)	51,300	1,043,955
Altera Corp.(a)(b)	42,200	830,496
Analog Devices, Inc.	40,100	1,318,087
Applied Materials, Inc.	166,000	3,062,700
ASM Pacific Technology Ltd. (Hong Kong)	17,500	97,296
Broadcom Corp. “Class A”(a)	43,150	1,394,177
Elpida Memory, Inc. (Japan)(a)	6,400	351,490

SEE NOTES TO FINANCIAL STATEMENTS.

B8

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (cont’d.)
Intel Corp.	620,500	$12,565,125
KLA-Tencor Corp.	20,500	1,019,875
Linear Technology Corp.	31,000	939,920
LSI Logic Corp.(a)(b)	47,100	423,900
Maxim Integrated Products, Inc.	27,500	842,050
Micron Technology, Inc.(a)(b)	70,400	982,784
National Semiconductor Corp.	36,500	828,550
Novellus Systems, Inc.(a)(b)	16,000	550,720
NVIDIA Corp.(a)	40,600	1,502,606
PMC — Sierra, Inc.(a)(b)	10,000	67,100
Sumco Corp. (Japan)	12,700	1,073,288
Teradyne, Inc.(a)(b)	22,100	330,616
Texas Instruments, Inc.	172,300	4,962,240
Tokyo Electron Ltd. (Japan)	13,200	1,038,280
Xilinx, Inc.	38,000	904,780

		36,130,035

Software — 1.7%
Adobe Systems, Inc.(a)	62,000	2,549,440
Autodesk, Inc.(a)(b)	23,300	942,718
BMC Software, Inc.(a)	24,200	779,240
CA, Inc.	51,664	1,170,190
Citrix Systems, Inc.(a)	16,400	443,620
Compuware Corp.(a)	45,900	382,347
Electronic Arts, Inc.(a)	33,100	1,666,916
Intuit, Inc.(a)	38,200	1,165,482
Microsoft Corp.	949,600	28,355,056
Novell, Inc.(a)	41,200	255,440
Oracle Corp.(a)	439,000	7,524,460
Symantec Corp.(a)	108,778	2,268,021

		47,502,930

Specialty Retail — 1.0%
Aoyama Trading Co. Ltd. (Japan)	1,600	47,998
Autobacs Seven Co. Ltd. (Japan)	1,600	58,441
AutoNation, Inc.(a)	16,974	361,886
AutoZone, Inc.(a)	4,800	554,688
Bed Bath & Beyond, Inc.(a)	29,800	1,135,380
Best Buy Co., Inc.	46,625	2,293,484
Circuit City Stores, Inc.	17,200	326,456
Gap, Inc. (The)	60,700	1,183,650
Home Depot, Inc.	222,950	8,953,672
Limited Brands, Inc.	37,506	1,085,424
Lowe’s Cos., Inc.	166,000	5,170,900
Office Depot, Inc.(a)	32,200	1,229,074
OfficeMax, Inc.	7,500	372,375
RadioShack Corp.(b)	12,700	213,106
Sherwin-Williams Co. (The)	11,800	750,244
Staples, Inc.	74,849	1,998,468
Tiffany & Co.	15,200	596,448
TJX Cos., Inc. (The)	51,700	1,474,484
USS Co. Ltd. (Japan)	2,460	160,136

		27,966,314

Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc.(a)	44,500	1,911,720
Folli — Follie SA (Greece)	1,260	49,731
Jones Apparel Group, Inc.	12,600	421,218
Liz Claiborne, Inc.	10,900	473,714

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (cont’d.)
NIKE, Inc. “Class B”	20,700	$2,049,922
Puma AG Rudolf Dassler Sport (Germany)	856	334,490
Swatch Group AG (Switzerland)	2,058	92,048
VF Corp.	10,100	829,008

		6,161,851

Thrifts & Mortgage Finance — 0.7%
Countrywide Financial Corp.	65,100	2,763,495
Fannie Mae	104,100	6,182,500
Freddie Mac	74,000	5,024,600
MGIC Investment Corp.(b)	8,800	550,352
Sovereign Bancorp, Inc.	38,955	989,067
Washington Mutual, Inc.	102,678	4,670,822

		20,180,836

Tobacco — 0.9%
Altria Group, Inc.	227,400	19,515,469
British American Tobacco (United Kingdom)	21,111	590,676
Imperial Tobacco Group (United Kingdom)	16,870	663,926
Reynolds American, Inc.(b)	17,400	1,139,178
Swedish Match AB (Sweden)	35,400	661,880
UST, Inc.	16,900	983,580

		23,554,709

Trading Companies & Distributors — 0.1%
Itochu Corp. (Japan)	69,000	565,597
Marubeni Corp. (Japan)	97,000	491,447
Mitsubishi Corp. (Japan)	20,700	388,927
Mitsui & Co. Ltd. (Japan)	47,000	704,242
Sumitomo Corp. (Japan)	49,000	733,517
W.W. Grainger, Inc.	8,200	573,508

		3,457,238

Transportation Infrastructure
Hopewell Holdings (Hong Kong)	44,000	154,026
Kamigumi Co. Ltd. (Japan)	9,000	73,659
Macquarie Airports Management Ltd. (Australia)	274,081	777,400

		1,005,085

Wireless Telecommunication Services — 0.4%
Alltel Corp.	41,400	2,503,872
Mobistar SA (Belgium)	2,237	190,908
NTT DoCoMo, Inc. (Japan)	85	134,498
Sprint Nextel Corp.	323,477	6,110,481
Vodafone Group PLC (United Kingdom)	812,477	2,251,003

		11,190,762

TOTAL COMMON STOCKS (cost $1,101,623,415)		1,556,741,859

PREFERRED STOCK
Automobiles
Porsche AG (Germany) (cost $381,434)	395	504,190

SEE NOTES TO FINANCIAL STATEMENTS.

B9

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 32.8%
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.(k)
4.75%	08/15/10	Baa2	$2,000	$1,946,228
5.20%	08/15/15	Baa2	1,170	1,114,472
Boeing Capital Corp.(b)
6.10%	03/01/11	A2	975	1,007,285
Goodrich Corp.
6.80%	07/01/36	Baa3	1,301	1,384,029
Lockheed Martin Corp.
6.15%	09/01/36	Baa1	670	703,928
Northrop Grumman Corp.
7.125%	02/15/11	Baa2	1,025	1,093,324
Raytheon Co.
4.50%	11/15/07	Baa2	194	192,464
5.50%	11/15/12	Baa2	625	628,922
6.55%	03/15/10	Baa2	1,150	1,191,510
8.30%	03/01/10	Baa2	700	759,973

				10,022,135

Airlines — 0.1%
Continental Airlines, Inc.
6.648%	09/15/17	Baa3	365	379,178
6.703%	06/15/21	Baa3	183	188,894
Southwest Airlines Co.
6.50%	03/01/12	Baa1	1,290	1,345,052

				1,913,124

Asset Backed Securities — 1.6%
American Express Credit Account Master Trust I,(h)(k)
Series 2004-4, Class C
5.82%	03/15/12	Baa2	1,510	1,518,258
Series 2004-C, Class C
5.85%	02/15/12	Baa2	957	958,416
Amortizing Residential Collateral Trust,
Series 2002-BC9, Class M1(h)
7.00%	12/25/32	Aa2	2,664	2,701,117
Bank of America Credit Card Trust,
Series 2006-C5, Class C5(h)
5.75%	01/15/16	Baa2	4,159	4,159,853
Bank One Issuance Trust,
Series 2003-C1, Class C1
4.54%	09/15/10	Baa2	2,445	2,421,353
CDC Mortgage Capital Trust,(h)
Series 2002-HE3, Class M1
7.00%	03/25/33	Aa2	1,462	1,462,988
Series 2003-HE1, Class M2
8.275%	08/25/33	A2	189	189,827
Centex Home Equity,
Series 2005-A, Class M2(h)
5.85%	01/25/35	Aa2	2,250	2,262,027
Chase Issuance Trust,
Series 2005-A4, Class A4
4.23%	01/15/13	Aaa	4,000	3,903,561
Citibank Credit Card Issuance Trust,
Series 2006-C1, Class C1(h)
5.75%	02/20/15	Baa2	1,500	1,505,016

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Credit-Based Asset Servicing and Securitization,
Series 2005-CB6, Class A3
5.12%	07/25/35	Aaa	$1,740	$1,725,931
Equity One ABS, Inc.,
Series 2004-3, Class M1
5.70%	07/25/34	Aa2	1,660	1,650,387
First Franklin Mortgage Loan Trust,
Series 2005-FFH1, Class M2(h)
5.87%	06/25/36	Aa2	1,800	1,814,887
HFC Home Equity Loan Trust,
Series 2005-2, Class M2(h)
5.84%	01/20/35	Aa1	911	913,919
Home Equity Asset Trust,
Series 2005-7, Class 2A4(h)
5.73%	01/25/36	Aaa	1,400	1,406,787
MBNA Master Credit Card Trust,
Series 1999-J, Class A
7.00%	02/15/12	Aaa	2,370	2,486,932
Morgan Stanley ABS Capital I,
Series 2004-NC3, Class M2(h)
6.45%	03/25/34	A2	1,800	1,811,268
Morgan Stanley Dean Witter Capital I,(h)
Series 2002-HE1, Class M1
6.25%	07/25/32	Aa2	1,897	1,916,127
Series 2002-NC4, Class M1
6.20%	09/25/32	Aaa	1,879	1,920,655
Prestige Auto Receivables Trust,
Series 2004-1, Class A2(k)
3.69%	06/15/11	Aaa	624	617,289
Saxon Asset Securities Trust,
Series 2005-2, Class M2(h)
5.79%	10/25/35	Aa2	1,480	1,489,024
Securitized Asset Backed Receivables LLC,(h)
Series 2004-OP1, Class M1
5.86%	02/25/34	Aa2	1,660	1,664,284
Series 2006-FR3, Class A3
5.576%	05/25/36	Aaa	1,400	1,404,372
SVO VOI Mortgage Corp.,
Series 2005-AA, Class A
5.25%	02/20/21	Aaa	948	943,605
WFS Financial Owner Trust,
Series 2004-4, Class D
3.58%	05/17/12	A2	717	707,262

				43,555,145

Automotive — 0.2%
Auburn Hills Trust, Inc.
12.375%	05/01/20	Baa1	640	944,922
DaimlerChrysler NA Holding Corp.
8.50%	01/18/31	Baa1	231	274,990
Equus Cayman Finance Ltd. (Cayman Islands)(k)
5.50%	09/12/08	Baa3	410	408,831
Hyundai Motor Manufacturing LLC(k)
5.30%	12/19/08	Baa3	650	645,540

SEE NOTES TO FINANCIAL STATEMENTS.

B10

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Automotive (cont’d.)
Johnson Controls, Inc.
5.50%	01/15/16	Baa1	$350	$343,172
Oshkosh Truck Corp. Bank Loan(l)
7.35%	12/06/13	Ba3	2,000	2,001,876

				4,619,331

Banking — 0.6%
Banco Bradesco (Cayman Islands)
8.75%	10/24/13	A2	550	627,000
Bank of America NA
6.00%	10/15/36	Aa2	1,300	1,338,436
Bank One Corp.
7.875%	08/01/10	A1	2,500	2,711,778
Barclays Bank PLC(h)(k)
5.926%	12/15/49	Aa3	1,830	1,853,038
Citigroup, Inc.
5.625%	08/27/12	Aa2	1,900	1,927,491
6.125%	08/25/36	Aa2	725	754,941
HSBC Bank USA, Senior Notes
3.875%	09/15/09	Aa2	250	242,396
ICICI Bank Ltd. (Singapore)(k)
5.75%	11/16/10	Baa2	1,350	1,347,860
J.P. Morgan Chase & Co.
4.60%	01/17/11	Aa3	975	951,488
6.50%	01/15/09	A1	1,100	1,121,019
J.P. Morgan Chase Capital XVIII, Series R
6.95%	08/17/36	A2	690	746,355
Mizuho Finance Group Ltd. (Cayman Islands)(k)
5.79%	04/15/14	A2	1,060	1,066,216
MUFG Capital Finance Group Ltd. (Cayman Islands)(g)
6.346%	07/25/49	Baa2	800	812,556
Santander Central Hispano Issuances Ltd. (Cayman Islands)
7.625%	09/14/10	A1	805	869,696
Washington Mutual, Inc.
5.65%	08/15/14	A3	270	270,374
Wells Fargo Bank
6.45%	02/01/11	Aa1	90	93,988

				16,734,632

Brokerage — 0.4%
Bear Stearns Companies, Inc. (The)
5.30%	10/30/15	A1	550	542,720
Goldman Sachs Group, Inc. (The)
6.45%	05/01/36	A1	1,770	1,841,531
Lehman Brothers Holdings, Inc.
6.625%	01/18/12	A1	1,800	1,901,858
Merrill Lynch & Co., Inc.
4.25%	02/08/10	Aa3	1,470	1,428,412
4.79%	08/04/10	Aa3	375	369,896
5.45%	07/15/14	Aa3	200	201,068
5.77%	07/25/11(b)	Aa3	355	362,838
Morgan Stanley Group, Inc.
4.75%	04/01/14	A1	1,510	1,443,752
5.375%	10/15/15	Aa3	30	29,732
5.75%	10/18/16	Aa3	1,860	1,887,294

				10,009,101

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Building Materials & Construction — 0.2%
American Standard, Inc.
7.625%	02/15/10	Baa3	$1,000	$1,048,051
CRH America, Inc.
6.00%	09/30/16	Baa1	660	666,201
Hanson PLC (United Kingdom)
7.875%	09/27/10	Baa1	1,270	1,366,493
Lafarge SA
6.15%	07/15/11	Baa2	1,100	1,125,906
Owens Corning Inc.(k)
6.50%	12/01/16	Baa3	530	538,394
Ryland Group, Inc.
5.375%	06/01/08	Baa3	575	571,149

				5,316,194

Cable — 0.3%
AT&T Broadband
9.455%	11/15/22	Baa2	115	148,918
Comcast Corp.
6.45%	03/15/37	Baa2	580	580,313
Cox Communications, Inc.
6.75%	03/15/11	Baa3	1,195	1,249,272
7.875%	08/15/09	Baa2	1,160	1,227,584
CSC Holdings, Inc.
7.875%	12/15/07	B2	2,135	2,161,688
Tele-Communications, Inc.
9.875%	06/15/22	Baa2	1,440	1,894,974

				7,262,749

Capital Goods — 0.5%
Caterpillar Financial Service Corp.
5.50%	03/15/16	A2	780	780,431
Caterpillar, Inc.
7.25%	09/15/09	A2	1,000	1,049,944
Cooper Cameron Corp.
2.65%	04/15/07	Baa1	425	421,546
Erac USA Finance Co.(k)
7.35%	06/15/08	Baa1	2,450	2,511,326
FedEx Corp.
2.65%	04/01/07	Baa2	2,100	2,085,737
7.25%	02/15/11	Baa2	480	511,419
Honeywell International, Inc.
6.125%	11/01/11	A2	1,120	1,160,232
Stena AB, Sr. Notes (Sweden)
7.50%	11/01/13	Ba3	1,120	1,106,000
Tyco International Group SA (Luxembourg)
6.00%	11/15/13	Baa3	1,530	1,583,051
United Technologies Corp.(f)
6.35%	03/01/11	A2	810	842,215
8.875%	11/15/19	A2	640	829,757
Waste Management, Inc.
7.75%	05/15/32	Baa3	240	283,070

				13,164,728

Chemicals — 0.2%
Dow Chemical Co.
5.97%	01/15/09	A3	430	434,767
6.125%	02/01/11	A3	690	709,313

SEE NOTES TO FINANCIAL STATEMENTS.

B11

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Chemicals (cont’d.)
Huntsman International LLC
9.875%	03/01/09	B2	$1,344	$1,384,319
ICI Wilmington, Inc.
5.625%	12/01/13	Baa3	780	770,162
Lubrizol Corp.
4.625%	10/01/09	Baa3	1,090	1,069,226
Monsanto Co., Series 1
5.50%	07/30/35	Baa1	635	598,425
Union Carbide Corp.
7.50%	06/01/25	Ba2	500	531,766

				5,497,978

Collateralized Mortgage Obligations — 0.5%
Bank of America Alternative Loan Trust,
Series 2005-12, Class 3CB1
6.00%	01/25/36	Aaa	4,460	4,462,160
Bank of America Mortgage Securities, Inc.,(h)
Series 2005-A, Class 2A1
4.46%	02/25/35	Aaa	1,462	1,427,678
Series 2005-B, Class 2A1
4.39%	03/25/35	Aaa	1,411	1,375,813
Countrywide Alternative Loan Trust, Pass-Thru Certificates,
Series 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	2,349	2,276,715
Master Alternative Loans Trust, Pass-Thru Certificates,
Series 2004-4, Class 4A1
5.00%	04/25/19	Aaa	599	584,894
Structured Adjustable Rate Mortgage Loan,
Series 2004-1, Class 4A3(h)
4.17%	02/25/34	Aaa	1,487	1,471,978
Washington Mutual Alternative Loan Trust,
Mortgage Pass-Thru Certificates,
Series 2005-1, Class 3A
5.00%	03/25/20	AAA(d)	1,301	1,284,232
Washington Mutual, Inc.,
Series 2002-AR15, Class A-5(h)
4.38%	12/25/32	Aaa	730	722,417

				13,605,887

Commercial Mortgage Backed Securities — 3.8%
Bank of America Commercial Mortgage, Inc.,
Series 2003-2, Class A3
4.873%	03/11/41	AAA(d)	3,350	3,293,586
Series 2004-2, Class A4
4.153%	11/10/38	Aaa	3,680	3,526,411
Series 2004-3, Class A4
5.176%	06/10/39	Aaa	2,000	1,992,620
Series 2005-1, Class ASB(h)
4.864%	11/10/42	AAA(d)	1,100	1,091,526
Series 2006-2 A4
5.741%	05/10/45	AAA(d)	4,400	4,549,819
Bear Stearns Commercial Mortgage Securities,(h)
Series 2004-T16, Class A6
4.75%	02/13/46	AAA(d)	3,500	3,377,616
Series 2005-T18, Class AAB
4.823%	02/13/42	Aaa	2,250	2,194,669
Series 2005-T20, Class AAB
5.1394%	10/12/42	Aaa	3,000	2,988,393

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3(h)
5.72%	03/15/49	Aaa	$2,190	$2,260,899
Commercial Mortgage Pass-Thru Certificate,
Series 2004-LB2A, Class X2, I/O(h)(k)
0.98%	03/10/39	AAA(d)	16,642	451,745
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,500	1,439,759
Credit Suisse Mortgage Capital Certificates,
Series 2006-C1, Class A4(h)
5.557%	02/15/39	AAA(d)	4,330	4,399,573
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	5,000	5,038,481
DLJ Commercial Mortgage Corp.,
Series 2000-CF1, Class A1B
7.62%	06/10/33	AAA(d)	3,199	3,402,378
GE Commercial Mortgage Corp.,
Series 2004-C2, Class X2, I/O(h)(k)
0.597%	03/10/40	Aaa	30,083	588,411
Greenwich Capital Commercial Funding Corp.,
Series 2003-C1, Class A-4
4.111%	07/05/35	Aaa	5,000	4,698,361
Series 2003-C2, Class A3
4.533%	01/05/36	Aaa	3,570	3,477,628
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2000-C10, Class A2
7.371%	08/15/32	Aaa	6,119	6,428,773
Series 2005-CB13, Class A4(h)
5.2943%	01/12/43	Aaa	2,800	2,802,537
Series 2005-LDP5, Class A4(h)
5.1793%	12/15/44	Aaa	3,630	3,616,751
Series 2006-CB16, Class ASB
5.523%	05/12/45	Aaa	2,000	2,020,997
Series 2006-LDP6, Class X2 I/O(h)
0.088%	04/15/43	Aaa	164,744	949,735
Series 2005-LDP2, Class ASB
4.659%	07/15/42	Aaa	6,380	6,185,629
Series 2006-LDP8, Class ASB
5.37%	05/15/45	Aaa	2,000	2,001,016
Series 2006-CB17, Class A4
5.429%	12/12/43	Aaa	5,100	5,125,865
Keycorp.,
Series 2000-C1, Class A2
7.727%	05/17/32	Aaa	10,690	11,313,134
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.83%	11/15/27	Aaa	2,720	2,672,250
Series 2004-C6, Class A5(h)
4.826%	08/15/29	AAA(d)	5,000	4,893,417
Series 2005-C3, Class A5
4.739%	07/15/30	Aaa	695	668,115
Series 2006-C3, Class A4(h)
5.661%	03/15/39	Aaa	4,950	5,069,015
Merrill Lynch Mortgage Trust,
Series 2004-Key 2, Class A3
4.615%	08/12/39	Aaa	1,900	1,838,915

SEE NOTES TO FINANCIAL STATEMENTS.

B12

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2, Class A4(h)
5.9098%	06/12/46	Aaa	$2,210	$2,309,570
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Class A4
4.98%	11/15/34	Aaa	1,700	1,676,493

				108,344,087

Consumer — 0.1%
Realogy Corp.(k)
6.15%	10/15/11	Baa2	950	970,766
Western Union Telegram Co.(k)
5.93%	10/01/16	A3	565	559,590
Whirlpool Corp.
6.125%	06/15/11	Baa2	1,045	1,063,829

				2,594,185

Electric — 0.9%
Appalachian Power Co.
4.40%	06/01/10	Baa2	790	763,213
Arizona Public Services Co.
6.25%	08/01/16	Baa2	1,490	1,524,583
Baltimore Gas & Electric(k)
6.35%	10/01/36	Baa2	530	541,036
Boston Edison Co.
4.875%	04/15/14	A1	730	708,922
Carolina Power & Light Co.
5.25%	12/15/15	A3	660	648,991
CenterPoint Energy Houston Electric LLC
5.70%	03/15/13	Baa2	1,070	1,077,772
6.95%	03/15/33	Baa2	300	332,471
Consolidated Edison, Inc.
5.375%	12/15/15	A1	820	814,632
Consumers Energy Co., First Mortgage Bonds, Series D
5.375%	04/15/13	Baa2	435	430,790
Dominion Resources, Inc.
5.125%	12/15/09	Baa2	1,255	1,246,989
Duke Capital LLC
6.25%	02/15/13	Baa2	205	211,220
8.00%	10/01/19	Baa2	140	162,758
El Paso Electric Co.
6.00%	05/15/35	Baa3	845	809,999
Empresa Nacional de Electricidad S.A. (Chile)
8.50%	04/01/09	Baa3	1,350	1,433,336
8.625%	08/01/15	Baa3	310	364,851
Energy East Corp.
6.75%	09/15/33	Baa2	805	845,516
Exelon Corp.
4.90%	06/15/15	Baa2	195	183,928
FirstEnergy Corp.
7.375%	11/15/31	Baa3	720	819,962
Florida Power & Light Co.
5.95%	10/01/33	Aa3	380	390,538
Indiana Michigan Power Co.
5.05%	11/15/14	Baa2	575	549,508
Nevada Power Co.
6.50%	05/15/18	Ba1	1,180	1,223,259

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
NiSource Finance Corp.
5.45%	09/15/20	Baa3	$500	$465,674
Ohio Edison Co.
6.40%	07/15/16	Baa2	730	762,896
6.875%	07/15/36	Baa2	135	146,980
Oncor Electric Delivery Co.
6.375%	01/15/15	Baa2	465	479,311
7.00%	09/01/22	Baa2	545	586,233
7.25%	01/15/33	Baa2	240	270,486
Pacific Gas & Electric Co.
6.05%	03/01/34	Baa1	1,610	1,623,805
Pepco Holdings, Inc.
5.50%	08/15/07	Baa3	735	734,411
PPL Electric Utilities Corp.
6.25%	08/15/09	A3	1,900	1,943,762
Southern California Edison Co.
4.65%	04/01/15	A2	610	576,434
5.625%	02/01/36	A2	340	329,122
Xcel Energy, Inc.
3.40%	07/01/08	Baa1	785	762,018
6.50%	07/01/36	Baa1	445	470,163
7.00%	12/01/10	Baa1	250	263,683

				24,499,252

Energy – Integrated — 0.2%
Conoco, Inc.
6.95%	04/15/29	A1	270	306,687
ConocoPhillips Canada Funding Co. (Canada)
5.625%	10/15/16	A1	1,595	1,602,583
Phillips Petroleum Co.
8.75%	05/25/10	A1	1,900	2,105,349
TNK-BP Finance(k)
7.50%	07/18/16	Baa2	490	521,238

				4,535,857

Energy – Other — 0.2%
Anadarko Finance (Canada)
7.50%	05/01/31	Baa2	5	5,673
Anadarko Petroleum Corp.
5.95%	09/15/16	Baa2	870	871,821
6.45%	09/15/36	Baa2	450	454,723
Devon Energy Corp.
7.875%	09/30/31	Baa2	280	336,875
Encana Corp. (Canada)
6.50%	08/15/34	Baa2	255	262,801
Halliburton Co.
5.50%	10/15/10	Baa1	200	199,645
Talisman Energy, Inc. (Canada)
5.125%	05/15/15	Baa2	185	175,419
6.25%	02/01/38	Baa2	510	492,054
Valero Energy Corp.
7.50%	04/15/32	Baa3	185	211,067
Weatherford International, Inc.
6.50%	08/01/36	Baa1	575	577,225
Woodside Finance Ltd. (Australia)(k)
5.00%	11/15/13	Baa1	1,660	1,602,667
XTO Energy, Inc.
5.65%	04/01/16	Baa2	335	331,175

				5,521,145

SEE NOTES TO FINANCIAL STATEMENTS.

B13

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foods — 0.5%
Archer-Daniels-Midland Co.
8.125%	06/01/12	A2	$195	$219,704
Bottling Group LLC
5.50%	04/01/16	A3	415	413,477
Bunge Ltd. Finance Corp.(b)
5.35%	04/15/14	Baa2	1,000	961,109
Cadbury Schweppes American Finance, Inc.(k)
3.875%	10/01/08	Baa2	1,050	1,022,574
ConAgra Foods, Inc.
7.125%	10/01/26	Baa2	290	318,165
7.875%	09/15/10	Baa2	585	633,074
General Mills, Inc.
5.125%	02/15/07	Baa1	500	499,642
HJ Heinz Co.(k)
6.428%	12/01/08	Baa2	1,620	1,648,900
Kellogg Co.
6.60%	04/01/11	A3	1,285	1,347,581
Kraft Foods, Inc.
5.25%	06/01/07	A3	400	399,687
5.625%	11/01/11	A3	965	975,257
Kroger Co. (The)
6.75%	04/15/12	Baa2	310	325,288
6.80%	04/01/11	Baa2	575	601,769
7.00%	05/01/18	Baa2	530	560,092
Tricon Global Restaurants, Inc.
8.875%	04/15/11	Baa2	235	263,616
Tyson Foods, Inc.
6.85%	04/01/16	Ba1	785	806,056
Whitman Corp.
6.375%	05/01/09	Baa1	1,645	1,673,555

				12,669,546

Foreign Government Bonds — 0.2%
Export-Import Bank of Korea (The) (South Korea)(k)
4.125%	02/10/09	Aa3	1,120	1,093,634
Korea Development Bank (South Korea)
4.75%	07/20/09	A3	1,530	1,510,411
Pemex Project Funding Master Trust
5.75%	12/15/15	Baa1	1,610	1,598,730
8.625%	12/01/23	Baa1	350	430,938
Petrobras International Finance Co. (PIFCO) (Cayman Islands)
8.375%	12/10/18	Baa2	900	1,073,250

				5,706,963

Gaming — 0.1%
Harrah’s Operating Co., Inc.
5.50%	07/01/10	Baa3	970	950,746
7.125%	06/01/07	Baa3	365	366,712
Mandalay Resort Group
9.375%	02/15/10	B1	12	12,840
Station Casinos
6.625%	03/15/18	Ba3	1,800	1,543,500

				2,873,798

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Health Care & Pharmaceutical — 0.7%
Abbott Laboratories
5.875%	05/15/16	A1	$2,015	$2,075,512
Amerisourceberger Corp. Series WI
5.625%	09/15/12	Ba1	915	899,513
Baxter International, Inc.
5.196%	02/16/08	Baa1	1,085	1,082,268
Boston Scientific
6.40%	06/15/16	Baa3	2,135	2,160,528
Cardinal Health, Inc.
5.85%	12/15/17	Baa3	1,475	1,466,709
Genentech, Inc.
4.75%	07/15/15	A1	270	258,480
HCA, Inc.
6.25%	02/15/13	Caa1	33	29,205
HCA, Inc., Bank Loan(l)
8.1137%	11/14/13	Ba3	2,000	2,021,924
Laboratory Corp. of America Holdings
5.625%	12/15/15	Baa3	925	909,365
Merck & Co., Inc.
5.75%	11/15/36	Aa3	900	890,332
5.95%	12/01/28	Aa3	205	206,994
Schering-Plough Corp.
5.55%	12/01/13	Baa1	1,860	1,865,388
Teva Pharmaceutical Finance LLC (Israel)
6.15%	02/01/36	Baa2	1,400	1,360,276
Ventas Realty LP, Sr. Notes
6.625%	10/15/14	Ba2	2,620	2,678,950
Wyeth
5.50%	03/15/13-02/01/14	A3	1,125	1,131,998
6.45%	02/01/24	A3	60	64,188

				19,101,630

Healthcare Insurance — 0.3%
Aetna, Inc.
5.75%	06/15/11	A3	430	436,546
6.625%	06/15/36	A3	575	614,884
Coventry Health Care, Inc.
6.125%	01/15/15	Ba1	1,070	1,054,486
UnitedHealth Group, Inc.
5.25%	03/15/11	A3	1,470	1,464,963
5.375%	03/15/16	A3	695	688,240
Wellpoint, Inc.
3.50%	09/01/07	Baa1	1,970	1,943,394
5.00%	12/15/14	Baa1	1,085	1,050,443
5.25%	01/15/16	Baa1	335	328,395
5.95%	12/15/34	Baa1	210	206,620

				7,787,971

Insurance — 0.3%
Allstate Corp. (The)
5.55%	05/09/35	A1	170	163,487
5.95%	04/01/36	A1	635	645,774
American International Group, Inc.
4.25%	05/15/13	Aa2	1,355	1,270,541
5.05%	10/01/15	Aa2	125	121,547
5.60%	10/18/16	Aa2	800	807,441

SEE NOTES TO FINANCIAL STATEMENTS.

B14

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Insurance (cont’d.)
AXA SA (France)(c)
8.60%	12/15/30	A3	$230	$298,209
Berkshire Hathaway, Inc.
4.75%	05/15/12	Aaa	945	926,180
Liberty Mutual Group(k)
7.00%	03/15/34	Baa3	910	936,884
Marsh & Mclennan Cos., Inc.
5.15%	09/15/10	Baa2	335	329,124
5.75%	09/15/15	Baa2	120	118,057
MetLife, Inc.
5.70%	06/15/35	A2	1,185	1,158,024
6.125%	12/01/11	A2	435	449,681
6.375%	06/15/34	A2	85	90,768
St. Paul Travelers
6.75%	06/20/36	A3	740	817,941
W.R. Berkley Corp.
5.60%	05/15/15	Baa2	705	692,504
6.15%	08/15/19	Baa2	575	572,143
XL Capital Ltd. (Cayman Islands)
5.25%	09/15/14	A3	110	107,802

				9,506,107

Lodging
P&O Princess (United Kingdom)
7.30%	06/01/07	A3	345	347,421

Media & Entertainment — 0.3%
CBS Corp.
7.875%	07/30/30	Baa3	345	361,536
Chancellor Media Corp.
8.00%	11/01/08	Baa3	745	774,546
Idearc, Inc. Bank Loan(l)
7.3762%	11/09/14	Ba2	1,500	1,507,500
Knight Ridder, Inc.
6.875%	03/15/29	Ba1	80	75,860
News America Holdings, Inc.
7.625%	11/30/28	Baa2	1,360	1,525,046
Time Warner, Inc.
6.50%	11/15/36	Baa2	155	154,275
6.75%	04/15/11	Baa2	725	758,936
7.25%	10/15/17	Baa2	745	813,826
9.15%	02/01/23	Baa2	625	773,179
Viacom, Inc.
6.25%	04/30/16	Baa3	710	705,082
6.875%	04/30/36	Baa3	740	731,622
Walt Disney Co. (The)
5.375%	06/01/07	A3	300	300,201

				8,481,609

Metals — 0.2%
Alcan, Inc. (Canada)
4.50%	05/15/13	Baa1	255	240,042
5.00%	06/01/15	Baa1	755	718,105
Peabody Energy Corp.
7.375%	11/01/16	Ba1	1,150	1,224,750
Southern Copper Corp.
7.50%	07/27/35	Baa2	1,090	1,181,873

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Metals (cont’d.)
Vale Overseas Ltd. (Cayman Islands)
6.875%	11/21/36	Baa3	$660	$676,926
8.25%	01/17/34	Baa3	250	296,136

				4,337,832

Municipals
Illinois State Taxable Pension, G.O.
5.10%	06/01/33	Aa3	1,060	1,014,653

Non Captive Finance — 0.3%
Capital One Bank(g)
6.50%	06/13/13	A3	10	10,541
Capital One Financial Co.
5.70%	09/15/11	A3	570	578,449
6.15%	09/01/16	Baa1	80	82,737
Capital One Financial Corp.
5.50%	06/01/15	A3	275	274,811
CIT Group, Inc.
4.25%	02/01/10	A2	480	464,888
5.50%	11/30/07	A2	1,285	1,287,831
General Electric Capital Corp., MTN
6.75%	03/15/32	Aaa	1,785	2,044,322
Household Finance Corp.
4.75%	05/15/09	Aa3	370	365,997
HSBC Finance Corp.
5.70%	06/01/11	Aa3	585	595,109
International Lease Finance Corp.
3.50%	04/01/09	A1	750	721,442
Residential Capital Corp.
6.00%	02/22/11	Baa3	1,540	1,537,086
6.375%	06/30/10	Baa3	610	617,099

				8,580,312

Packaging — 0.1%
Ball Corp.
6.625%	03/15/18	Ba1	1,900	1,890,500

Paper
Plum Creek Timberlands
5.875%	11/15/15	Baa3	745	732,090
Weyerhaeuser Co.
7.375%	03/15/32	Baa2	425	443,626

				1,175,716

Pipelines & Other — 0.3%
Atmos Energy Corp.
4.00%	10/15/09	Baa3	1,815	1,746,030
Duke Energy Field Services Corp.
7.875%	08/16/10	Baa2	1,830	1,968,423
Enterprise Products Operating LP
4.00%	10/15/07	Baa3	1,000	987,767
4.625%	10/15/09	Baa3	710	695,150
6.875%	03/01/33	Baa3	140	146,183
Kinder Morgan Finance (Canada)
5.70%	01/05/16	Baa2	650	596,387
Oneok, Inc.
5.51%	02/16/08	Baa2	1,630	1,628,843
Oneok Partners LP
6.65%	10/01/36	Baa2	580	593,243

SEE NOTES TO FINANCIAL STATEMENTS.

B15

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Pipelines & Other (cont’d.)
Sempra Energy
4.621%	05/17/07	Baa1	$790	$786,986
6.00%	02/01/13	Baa1	80	81,591

				9,230,603

Railroads — 0.2%
Burlington Northern Santa Fe Corp.
6.70%	08/01/28	Baa1	735	799,568
Norfolk Southern Corp.
5.64%	05/17/29	Baa1	571	551,695
7.80%	05/15/27	Baa1	24	29,349
Union Pacific Corp.
3.625%	06/01/10	Baa2	1,395	1,316,323
6.625%	02/01/08	Baa2	1,755	1,775,377
6.65%	01/15/11	Baa2	760	794,300

				5,266,612

Real Estate Investments Trusts — 0.2%
Brandywine Operating Partnership LP
5.75%	04/01/12	Baa3	1,405	1,414,645
ERP Operating LP
5.125%	03/15/16	Baa1	430	417,606
Mack-Cali Realty Corp.
7.25%	03/15/09	Baa2	1,595	1,647,109
Post Apartment Homes LP
5.45%	06/01/12	Baa3	545	533,835
6.30%	06/01/13	Baa3	650	666,449
Simon Property Group LP
5.75%	05/01/12	A3	1,625	1,641,658

				6,321,302

Retailers — 0.1%
Federated Retail Holding, Inc.
5.90%	12/01/16	Baa1	370	369,425
Gap, Inc. (The)
6.90%	09/15/07	Baa3	1,550	1,560,732
Home Depot, Inc.
5.40%	03/01/16	Aa3	10	9,780
5.875%	12/16/36	Aa3	680	667,300
May Department Stores Co.
6.65%	07/15/24	Baa1	730	723,278
Wal-Mart Stores, Inc.
5.25%	09/01/35	Aa2	235	215,800

				3,546,315

Sovereign — 0.3%
Republic of Malaysia (Malaysia)
7.50%	07/15/11	A3	375	408,069
Republic of South Africa (South Africa)
6.50%	06/02/14	Baa1	520	546,650
Russian Federation(k)
11.00%	07/24/18	Baa2	735	1,064,831
United Mexican States (Mexico)
5.625%	01/15/17(b)	Baa1	1,242	1,243,242
6.75%	09/27/34	Baa1	1,030	1,112,400
7.50%	01/14/12(b)	Baa1	1,630	1,786,480
8.125%	12/30/19	Baa1	951	1,155,465

				7,317,137

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Structured Notes — 0.1%
TRAINS, Series HY-1 2006(b)(k)
7.548%	05/01/16	B1	$3,168	$3,232,881

Technology — 0.4%
Electronic Data Systems Corp.
7.45%	10/15/29	Ba1	120	131,315
Equifax, Inc.
4.95%	11/01/07	Baa1	475	471,701
Freescale Semiconductor, Inc.(k)
8.875%	12/15/14	B1	1,100	1,095,875
International Business Machines Corp.
5.875%	11/29/32	A1	575	586,928
Jabil Circuit, Inc.
5.875%	07/15/10	Baa3	1,800	1,787,263
Motorola, Inc.
4.608%	11/16/07	Baa1	1,220	1,211,833
8.00%	11/01/11	Baa1	128	141,640
NXP Funding LLC(k)
7.875%	10/15/14	Ba2	2,000	2,067,501
Oracle Corp.
5.00%	01/15/11	A3	1,080	1,069,129
Xerox Corp.
6.40%	03/15/16	Baa3	1,195	1,220,394

				9,783,579

Telecommunications — 1.0%
ALLTEL Ohio LP(k)
8.00%	08/15/10	A2	408	437,459
America Movil SA de CV (Mexico)
6.375%	03/01/35	A3	630	614,655
AT&T Corp.
8.00%	11/15/31	A2	570	707,186
AT&T Wireless Services, Inc.
8.125%	05/01/12	Baa1	800	900,214
8.75%	03/01/31	Baa1	705	916,193
BellSouth Corp.
4.20%	09/15/09	A2	1,365	1,326,967
British Telecommunications PLC (United Kingdom)
7.00%	05/23/07	Baa1	1,400	1,406,416
9.125%	12/15/30	Baa1	245	335,129
Cingular Wireless LLC
7.125%	12/15/31	Baa1	535	592,648
Deutsche Telekom International Finance BV (Netherlands)(c)
8.25%	06/15/30	A3	345	424,122
Embarq Corp.
7.082%	06/01/16	Baa3	350	356,307
7.995%	06/01/36	Baa3	1,035	1,077,048
France Telecom SA (France)
8.50%	03/01/31	A3	360	472,582
Nextel Communications, Inc.
5.95%	03/15/14	Baa3	1,475	1,436,379
Royal KPN NV (Netherlands)
8.00%	10/01/10	Baa2	645	695,945
SBC Communications, Inc.
4.125%	09/15/09(b)	A2	1,335	1,296,624
5.30%	11/15/10	A2	1,180	1,180,163

SEE NOTES TO FINANCIAL STATEMENTS.

B16

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
Sprint Capital Corp.
6.875%	11/15/28	Baa3	$265	$265,267
8.75%	03/15/32	Baa3	220	264,794
Sprint Nextel Corp.
6.00%	12/01/16	Baa3	1,335	1,301,127
Telecom Italia Finance (Luxembourg)
5.25%	11/15/13	Baa2	170	162,093
6.375%	11/15/33	Baa2	520	491,311
7.20%	07/18/36	Baa2	1,660	1,734,232
Telecomunicaciones de Puerto Rico, Inc. (Puerto Rico)
6.80%	05/15/09	Baa1	2,220	2,266,110
Telefonica Emisiones Sau (Spain)
6.421%	06/20/16	Baa1	630	649,919
7.045%	06/20/36	Baa1	1,375	1,460,480
TELUS Corp. (Cananda)
8.00%	06/01/11	Baa2	1,500	1,640,306
US Cellular Corp.
6.70%	12/15/33	Baa3	600	563,481
Verizon Global Funding Corp.
5.85%	09/15/35	A3	380	363,944
7.75%	12/01/30	A3	450	527,840
Vodafone Group PLC (United Kingdom)
7.75%	02/15/10	A3	950	1,012,399

				26,879,340

Tobacco
Altria Group, Inc.
7.65%	07/01/08	Baa1	765	788,691
7.75%	01/15/27	Baa1	300	363,867

				1,152,558

Mortgage Backed Securities — 11.5%
Federal Home Loan Mortgage Corp.
4.50%	02/01/19-07/01/20		8,654	8,348,158
5.00%	07/01/18-05/01/34		15,566	15,234,065
5.00%	TBA 30 YR		4,000	3,858,752
5.242%	12/01/35(h)		4,441	4,426,445
5.50%	12/01/33-07/01/34		13,104	12,975,187
5.50%	TBA 30 YR		9,000	8,898,750
6.00%	03/01/32-12/01/33		3,778	3,819,082
6.00%	TBA 30 YR		14,000	14,100,631
6.50%	12/01/14-09/01/16		883	901,685
7.00%	05/01/31-09/01/33		6,824	7,019,563
Federal National Mortgage Association
4.00%	06/01/19		2,994	2,821,471
4.50%	11/01/18-01/01/35		19,196	18,390,936
4.919%	07/01/33(h)		1,132	1,128,259
5.00%	TBA 15 YR		2,500	2,457,030
5.00%	TBA 30 YR		7,000	6,757,184
5.00%	10/01/18-03/01/34		46,157	44,729,014
5.50%	03/01/16-10/01/35		51,023	50,538,383
5.50%	TBA 15 YR		3,500	3,498,908
5.50%	TBA 30 YR		18,000	17,786,250
6.00%	04/01/13-03/01/35		29,678	29,936,729
6.00%	TBA 30 YR		13,000	13,085,305
6.50%	TBA 30 YR		5,000	5,093,750

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Mortgage Backed Securities (cont’d.)
6.50%	07/01/17-11/01/36		$12,321	$12,571,235
7.00%	08/01/11-07/01/32		1,804	1,859,757
7.50%	05/01/12-05/01/32		1,277	1,325,721
Government National Mortgage Association
5.50%	08/15/33-07/15/35		7,387	7,358,164
5.50%	TBA 30 YR		9,500	9,452,500
6.00%	04/15/33-06/20/34		3,352	3,396,912
6.50%	10/15/23-06/15/35		7,579	7,787,973
6.50%	TBA 30 YR		1,000	1,025,625
7.00%	09/15/31		224	230,980
8.00%	01/15/24-04/15/25		217	229,390

				321,043,794

U.S. Government Agency Obligations — 3.5%
Federal Farm Credit Bank
5.125%	08/25/16		1,140	1,153,364
Federal Home Loan Bank
4.375%	10/03/08		7,925	7,828,941
4.75%	06/11/08-12/16/16		7,530	7,479,670
4.875%	11/18/11(b)		3,950	3,934,299
5.00%	10/16/09		10,270	10,227,184
5.125%	08/08/08		5,130	5,133,468
5.375%	08/19/11		6,930	7,048,538
5.60%	01/03/08		18,400	18,400,091
Federal Home Loan Mortgage Corp.
4.75%	11/03/09		645	641,482
4.75%	01/18/11, MTN		180	178,807
5.00%	12/14/18, MTN		5,730	5,594,955
5.125%	10/18/16		100	100,856
5.25%	07/18/11, MTN(b)		3,100	3,137,101
5.40%	02/28/11, MTN		6,040	6,036,509
Federal National Mortgage Association
4.25%	07/27/07		6,485	6,448,457
5.00%	10/15/11, MTN(b)		3,370	3,377,465
5.125%	04/15/11		4,745	4,778,932
6.125%	03/15/12		6,010	6,328,127
Tennessee Valley Authority, Series B
5.88%	04/01/36		1,305	1,434,862

				99,263,108

U.S. Treasury Securities — 2.0%
United States Treasury Bonds
4.50%	02/15/36(b)		2,105	2,001,724
8.125%	05/15/21-08/15/21(c)		2,395	3,190,326
United States Treasury Inflation Index
0.875%	04/15/10		1,705	1,616,471
1.625%	01/15/15		1,168	1,099,684
1.875%	07/15/13-07/15/15		2,276	2,190,684
2.00%	01/15/14-01/15/26		4,503	4,336,070
2.375%	04/15/11-01/15/25		2,621	2,609,651
2.50%	07/15/16		989	996,948
3.00%	07/15/12		1,342	1,380,940
3.375%	01/15/12-04/15/32		705	788,278
3.50%	01/15/11		708	736,589
3.625%	01/15/08-04/15/28		2,161	2,387,439
3.875%	01/15/09-04/15/29		2,128	2,464,020
4.25%	01/15/10		720	757,408

SEE NOTES TO FINANCIAL STATEMENTS.

B17

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
United States Treasury Notes
3.375%	09/15/09		$420	$405,612
4.50%	11/30/11		1,340	1,328,066
4.625%	09/30/08-11/15/16(b)		12,377	12,320,948
4.875%	05/15/09		820	821,794
5.00%	07/31/08		120	120,197
United States Treasury Strips
Zero	02/15/19-11/15/26(b)		27,630	13,882,963

				55,435,812

TOTAL LONG-TERM BONDS (cost $917,317,498)				909,142,629

TOTAL LONG-TERM INVESTMENTS (cost $2,019,322,347)				2,466,388,678

SHORT-TERM INVESTMENTS — 12.5%	Shares	Value (Note 2)
Affiliated Mutual Funds — 12.4%
Dryden Core Investment Fund —Dryden Short Term Bond Series(j)	7,845,674	$78,535,192
Dryden Core Investment Fund —Taxable Money Market Series (cost $468,453,065; includes $204,591,018 of cash collateral received for securities on loan)(i)(j)	468,453,065	468,453,065

TOTAL AFFILIATED MUTUAL FUNDS (cost $546,923,952)		546,988,257

Interest Rate	Maturity Date	Principal Amount (000)
U.S. Government Agency Obligations — 0.1%
United States Treasury Bills (c)(g)
4.80%	03/15/07	$2,900	2,872,346

TOTAL SHORT-TERM INVESTMENTS (cost $549,795,725)			549,860,603

TOTAL INVESTMENTS — 101.4% (cost $2,569,118,072)			3,016,249,281
LIABILITIES IN EXCESS OF OTHER ASSETS(m) — (1.4)%			(245,669,292)

TOTAL NET ASSETS — 100.0%			$2,770,579,989

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
I/O	Interest Only
TBA	Securities purchased on a forward commitment basis
MTN	Medium Term Note

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $196,798,835; cash collateral of $204,591,018 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Security segregated as collateral for futures contracts.

(d)	Standard & Poor’s rating.

(e)	Indicates an affiliated security.

(f)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(g)	Rate quoted represents yield-to-maturity as of purchase date.

(h)	Indicates variable rate security.

(i)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(j)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series and Dryden Core Investment Fund — Short-Term Bond Series.

(k)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(l)	Indicates a security that has been deemed illiquid.

SEE NOTES TO FINANCIAL STATEMENTS.

B18

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

(m)	Liabilities in excess of other assets include unrealized appreciation (depreciation) on financial futures, interest rate swaps and credit default swaps as follows:

Open future contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Long Positions:
55	U.S. Treasury 2 Yr. Notes	Mar. 2007	$11,257,916	$11,221,719	$(36,197)
600	U.S. Treasury 5 Yr. Notes	Mar. 2007	63,600,000	63,037,500	(562,500)
3	U.S. Treasury 5 Yr. Notes	Mar. 2007	319,409	315,187	(4,222)
390	U.S. Treasury 20 Yr. Bonds	Mar. 2007	43,913,121	43,460,625	(452,496)
58	S&P 500 Index	Mar. 2007	20,619,000	20,711,800	92,800
86	S&P 500 Index	Mar. 2007	30,668,587	30,710,600	42,013

					(920,602)
Short Positions:
52	U.S. Treasury 10 Yr. Notes	Mar. 2007	5,652,871	5,588,375	64,496

					$(856,106)

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Depreciation
Merrill Lynch Capital Services, Inc.(a)	11/2/2016	$5,050	5.151%	3 month LIBOR	$(16,744)

(a)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Depreciation
Deutsche Bank AG(a)	12/25/2009	$1,000	2.75%	Fieldstone Mortgage Investment Corp.,	(809)
				7.65%, due 05/25/36
Deutsche Bank AG(a)	06/25/2036	1,000	2.52%	Residential Asset Securities Corp.,	(4,116)
				7.32%, 06/25/36

					$(4,925)

(a)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B19

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Affiliated Mutual Funds (including 7.4% of collateral received for securities on loan)	12.4%
Mortgage Backed Securities	11.5
Oil, Gas & Consumable Fuels	4.6
Pharmaceuticals	4.2
Commercial Mortgage Backed Securities	3.8
Commercial Banks	3.7
U.S. Government Agency Obligations	3.6
Diversified Financial Services	3.0
Insurance	2.9
Capital Markets	2.2
Electric Utilities	2.1
Industrial Conglomerates	2.1
U.S. Treasury Securities	2.0
Computers & Peripherals	1.9
Media	1.9
Diversified Telecommunication Services	1.7
Software	1.7
Aerospace & Defense	1.6
Asset Backed Securities	1.6
Communications Equipment	1.4
Wireless Telecommunication Services	1.4
Healthcare Providers & Services	1.3
Semiconductor & Semiconductor Equipment	1.3
Chemicals	1.2
Food & Staples Retailing	1.2
Food Products	1.2
Beverages	1.1
Household Products	1.1
Metals & Mining	1.0
Specialty Retail	1.0
Energy Equipment & Services	0.9
Machinery	0.9
Tobacco	0.9
Healthcare Equipment & Supplies	0.8
Hotels, Restaurants & Leisure	0.8
Real Estate Investment Trust	0.8
Biotechnology	0.7
Internet Software & Services	0.7
Thrifts & Mortgage Finance	0.7
Automobiles	0.6
Road & Rail	0.6
IT Services	0.6
Multiline Retail	0.6

Multi-Utilities	0.6%
Capital Goods	0.5
Collateralized Mortgage Obligations	0.5
Consumer Finance	0.5
Air Freight & Logistics	0.4
Brokerage	0.4
Household Durables	0.4
Technology	0.4
Construction Materials	0.3
Cable	0.3
Commercial Services & Supplies	0.3
Electrical Equipment	0.3
Healthcare Insurance	0.3
Media & Entertainment	0.3
Non Captive Finance	0.3
Pipelines & Other	0.3
Sovereign	0.3
Airlines	0.2
Building Products	0.2
Containers & Packaging	0.2
Electronic Equipment & Instruments	0.2
Energy — Integrated	0.2
Energy — Other	0.2
Foreign Government Bonds	0.2
Independent Power Producers & Energy Traders	0.2
Leisure Equipment & Products	0.2
Paper & Forest Products	0.2
Textiles, Apparel & Luxury Goods	0.2
Auto Components	0.1
Construction & Engineering	0.1
Consumer	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gaming	0.1
Gas Utilities	0.1
Internet & Catalog Retail	0.1
Life Sciences Tools & Services	0.1
Office Electronics	0.1
Personal Products	0.1
Real Estate	0.1
Retailers	0.1
Structures Notes	0.1
Trading Companies & Distributors	0.1

101.4
Liabilities in excess of other assets	(1.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B20

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.3% LONG-TERM BONDS	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Aerospace/Defense — 0.8%
BAE Systems Holdings, Inc., 144A(h)	Baa2	5.20%	08/15/15	$6,850	$6,524,899
DRS Technologies, Inc.	B1	6.625%	02/01/16	1,580	1,591,850
Raytheon Co.	Baa2	4.50%	11/15/07	335	332,347
Raytheon Co.	Baa2	8.30%	03/01/10	725	787,115

					9,236,211

Airlines — 0.8%
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa3	7.487%	10/02/10	7,954	8,407,378
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa3	6.703%	06/15/21	3	3,564
Continental Airlines, Inc., Pass-Through Certificates, Series 2001-01, Class B	Ba1	7.373%	12/15/15	1,247	1,265,927

					9,676,869

Asset-Backed Securities — 4.1%
American Express Credit Account Master Trust, Series 2004-C, Class C, 144A(g)(h)	Baa2	5.85%	02/15/12	1,208	1,210,371
AmeriQuest Mortgage Securities, Inc., Series 2001-2, Class M3(g)	Baa2	8.275%	10/25/31	725	726,125
AmeriQuest Mortgage Securities, Inc., Series 2003-AR3, Class M6(g)	Baa3	8.3233%	10/25/33	1,600	1,599,123
Amortizing Residential Collateral Trust, Series 2002-BC7, Class M2(g)	AA+(f)	6.70%	10/25/32	189	188,961
Bank of America Credit Card Trust, Series 2006-C5, Class C5(g)	Baa2	5.75%	01/15/16	5,750	5,751,179
Bank One Issuance Trust, Series 2003-C1, Class C1	Baa2	4.54%	09/15/10	2,980	2,951,179
CDC Mortgage Capital Trust, Series 2002-HE3, Class M2(g)	A2	8.725%	03/25/33	501	500,373
Centex Home Equity, Series 2005-A, Class M4(g)	A1	6.15%	01/25/35	2,400	2,420,116
Citibank Credit Card Issuance Trust, Series 2003-C4, Class C-4	Baa2	5.00%	06/10/15	6,500	6,321,122
Countrywide Asset-Backed Certificates, Series 2002-BC3, Class M2(g)	A2	6.47%	05/25/32	2,472	2,474,491
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3(g)	Aa3	6.01%	03/25/35	2,670	2,697,810
CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2(g)	A2	7.60%	08/25/32	250	249,973
Equity One ABS, Inc., Series 2004-3, Class M1	Aa2	5.70%	07/25/34	2,100	2,087,839
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF6, Class M2(g)	Aa2	5.79%	05/25/36	2,575	2,593,821
Ford Credit Auto Owner Trust, Series 2006-B, Class C	Baa2	5.68%	06/15/12	2,100	2,112,847
Fremont Home Loan Trust, Series 2003-B, Class M2(g)	Aa2	6.05%	12/25/33	500	502,790
Home Equity Asset Trust, Series 2005-7, Class 2A4(g)	Aaa	5.73%	01/25/36	1,500	1,507,271
IXIS Real Estate Capital Trust, Series 2006-HE1, Class A4(g)	Aaa	5.65%	03/25/36	3,200	3,212,935
Morgan Stanley ABS Capital I, Series 2002-NC6, Class M2(g)	A2	7.45%	11/25/32	478	479,430
Morgan Stanley ABS Capital I, Series 2003-HE1, Class M1(g)	Aa2	6.15%	05/25/33	2,187	2,194,588
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2(g)	Aa3	6.15%	12/25/34	2,100	2,122,152
Saxon Asset Securities Trust, Series 2002-3, Class M1(g)	Aaa	6.10%	12/25/32	1,930	1,932,681
Structured Asset Securities Corp., Series 2002-HF2, Class M3(g)	BBB(f)	7.35%	07/25/32	1,345	1,243,941

					47,081,118

Automotive — 1.5%
Auburn Hills Trust, Inc.	Baa1	12.375%	05/01/20	640	944,922
Equus Cayman Finance, Ltd. (Cayman Islands), 144A(h)	Baa3	5.50%	09/12/08	830	827,634
Ford Motor Co., Bank Loan(i)	Ba3	8.36%	12/12/13	3,900	3,902,437
Ford Motor Credit Co.	B1	6.625%	06/16/08	3,500	3,497,613
General Motors Acceptance Corp.(a)	Caa1	7.20%	01/15/11	2,175	2,109,750
Hyundai Motor Manufacturing LLC, 144A(h)	Baa3	5.30%	12/19/08	1,820	1,807,513
Johnson Controls Inc.	Baa1	5.50%	01/15/16	300	294,148
Oshkosh Truck Corp., Bank Loan(i)	Ba3	7.35%	12/06/13	3,675	3,678,447

					17,062,464

Banking — 2.9%
Barclays Bank PLC, 144A(g)(h)	Aa3	5.926%	12/15/49	900	911,330
Chuo Mitsui Trust & Banking Co., Ltd., (Japan), 144A(g)(h)	Baa1	5.506%	12/31/49	3,050	2,913,174
Dresdner Kleinwort Wasserstein for CJSC (The) (Ukraine)	Ba2	7.75%	09/23/09	1,400	1,433,180
ICICI Bank, Ltd. (Singapore), 144A(a)(g)(h)	Baa2	7.25%	12/31/49	2,380	2,459,973
ICICI Bank, Ltd. (Singapore), 144A(h)	Baa2	5.75%	11/16/10	2,500	2,496,038

SEE NOTES TO FINANCIAL STATEMENTS.

B21

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (cont’d.)
Kazkommerts International BV, (Netherlands) 144A(h)	Baa1	7.875%	04/07/14	$4,150	$4,310,813
KBC Bank Funding Trust III, 144A(g)(h)	A2	9.86%	12/31/49	5,000	5,562,960
Mizuho Finance Group (Cayman Islands), MTN, 144A(h)	A2	5.79%	04/15/14	1,880	1,891,024
Resona Bank Ltd., 144A(g)(h)	Baa1	5.85%	09/29/49	2,900	2,831,725
Russian Standard Finance Bank, SA, 144A(h)	Ba2	7.50%	10/07/10	3,000	2,891,250
Sumitomo Mitsui Banking Corp. (Japan), 144A(g)(h)	A2	5.625%	07/15/49	6,380	6,236,698

					33,938,165

Brokerage — 0.5%
Goldman Sachs Group, Inc.	A1	6.45%	05/01/36	5,575	5,800,302

Building Materials & Construction — 1.0%
American Standard, Inc.	Baa3	7.625%	02/15/10	3,800	3,982,594
CRH America, Inc.	Baa1	6.00%	09/30/16	805	812,563
RPM International, Inc.	Baa3	4.45%	10/15/09	5,150	4,973,056
Ryland Group, Inc.	Baa3	5.375%	06/01/08	1,900	1,887,274

					11,655,487

Cable — 1.3%
AT&T Broadband	Baa2	9.455%	11/15/22	1,065	1,379,107
Charter Communications Operating Charter, Sr. Notes, 144A(h)	B3	8.375%	04/30/14	1,875	1,957,031
Comcast Corp.	Baa2	5.875%	02/15/18	3,500	3,462,393
CSC Holdings, Inc.	B2	7.875%	12/15/07	3,800	3,847,499
Mediacom Broadband LLC, 144A(a)(h)	B3	8.50%	10/15/15	2,925	2,961,563
TCI Communications, Inc.	Baa2	7.875%	02/15/26	750	856,479

					14,464,072

Capital Goods — 1.2%
Caterpillar, Inc.	A2	6.05%	08/15/36	260	267,627
Clarendon Alumina Production Ltd. (Jamaica), 144A(h)	Ba2	8.50%	11/16/21	1,875	1,954,688
FedEx Corp.	Baa2	7.25%	02/15/11	1,750	1,864,550
Rockwell Automation, Inc.	A3	5.20%	01/15/98	6,500	5,293,307
Tyco International Group SA (Luxembourg)	Baa3	6.00%	11/15/13	200	206,935
Tyco International Group SA (Luxembourg)	Baa3	6.75%	02/15/11	805	848,794
Waste Management, Inc.	Baa3	7.125%	10/01/07	1,550	1,564,400
Waste Management, Inc.	Baa3	7.65%	03/15/11	2,100	2,262,041

					14,262,342

Chemicals — 2.2%
Dow Chemical Co.	A3	5.97%	01/15/09	490	495,432
Dow Chemical Co.	A3	7.375%	11/01/29	845	976,700
Huntsman International LLC	B2	9.875%	03/01/09	1,478	1,522,340
Huntsman International LLC	Ba3	11.625%	10/15/10	2,100	2,294,250
ICI Wilmington, Inc.	Baa3	4.375%	12/01/08	2,040	2,001,624
Lubrizol Corp.	Baa3	4.625%	10/01/09	5,600	5,493,274
Lubrizol Corp.	Baa3	5.875%	12/01/08	550	553,226
Lubrizol Corp.	Baa3	6.50%	10/01/34	1,380	1,388,682
Monsanto Co.	Baa1	5.50%	08/15/25	4,560	4,360,226
Nalco Co., Sr. Notes	B1	7.75%	11/15/11	2,800	2,863,000
Union Carbide Chemical & Plastics Co.	Ba2	7.875%	04/01/23	3,058	3,306,909

					25,255,663

Collateralized Mortgage Obligations — 1.0%
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	2,905	2,815,937
Master Alternative Loan Trust, Series 2004-4, Class 4A1	Aaa	5.00%	04/25/19	599	584,894
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3(g)	Aaa	4.17%	02/25/34	4,164	4,121,537
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	AAA(f)	5.00%	03/25/20	1,996	1,970,129
Washington Mutual, Series 2002-AR15, Class A5(g)	Aaa	4.38%	12/25/32	1,577	1,560,421

					11,052,918

SEE NOTES TO FINANCIAL STATEMENTS.

B22

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage-Backed Securities — 8.7%
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class ASB(g)	AAA(f)	4.8645%	11/10/42	$5,950	$5,904,162
Banc of America Commercial Mortgage, Inc., Series 2006, Class A4(g)	AAA(f)	5.7405%	05/10/45	9,400	9,720,066
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T18, Class AAB(g)	Aaa	4.823%	02/13/42	2,475	2,414,136
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T20, Class AAB(g)	Aaa	5.1394%	10/12/42	3,400	3,386,846
Citigroup Commercial Mortgage Trust, 2006-C4, Class A3(g)	Aaa	5.72%	03/15/49	2,310	2,384,784
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	8,500	8,364,434
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4	Aaa	4.111%	07/05/35	12,700	11,933,836
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2	Aaa	4.767%	03/12/39	4,969	4,834,230
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4(g)	Aaa	5.2943%	01/12/43	3,275	3,277,967
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	9,300	9,016,671
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4(g)	Aaa	4.918%	10/15/42	3,700	3,591,999
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,315,751
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A6(g)	Aaa	4.799%	12/15/29	4,200	4,064,459
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4(g)	Aaa	5.8996%	06/15/38	6,130	6,411,982
Merrill Lynch/Countrywide Commercial Mortgage, Series 2006-2, Class A4(g)	Aaa	5.9098%	06/12/46	2,325	2,429,751
Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3	Aaa	7.36%	02/23/34	522	527,659
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	3,042	3,062,585
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	Aaa	4.98%	11/15/34	2,500	2,465,432
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A2	AAA(f)	4.867%	02/15/35	7,330	7,179,528
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A3	AAA(f)	4.608%	12/15/35	4,750	4,636,576
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class APB	Aaa	4.807%	04/15/42	1,500	1,462,680

					100,385,534

Consumer — 0.6%
Playtex Products, Inc.	Ba3	8.00%	03/01/11	1,850	1,933,250
Realogy Corp., 144A(h)	Baa2	6.15%	10/15/11	3,000	3,065,577
Western Union (The) Co., 144A(h)	A3	6.20%	11/17/36	2,450	2,301,444

					7,300,271

Electric — 3.8%
Arizona Public Services	Baa2	6.25%	08/01/16	1,750	1,790,618
CenterPoint Energy Houston Electric LLC	Baa2	5.70%	03/15/13	2,950	2,971,428
CMS Energy Corp.	Ba3	8.90%	07/15/08	2,570	2,685,650
Consumers Energy Co.	Baa2	5.00%	02/15/12	1,000	975,581
Consumers Energy Co.	Baa2	5.375%	04/15/13	1,000	990,322
Dominion Resources Inc	Baa2	5.15%	07/15/15	875	847,536
Edison Mission Energy(a)	B1	7.73%	06/15/09	2,420	2,504,700
Edison Mission Energy(a)	B1	7.75%	06/15/16	2,200	2,332,000
El Paso Electric Co.	Baa3	6.00%	05/15/35	2,325	2,228,696
Empresa Nacional de Electricidad SA (Chile)	Baa3	8.35%	08/01/13	625	708,911
Energy East Corp.	Baa2	6.75%	06/15/12	750	786,599
Energy East Corp.	Baa2	6.75%	09/15/33	1,150	1,207,880
Enersis SA (Chile)(a)	Baa3	7.375%	01/15/14	3,700	3,982,017
Exelon Corp.	Baa2	4.90%	06/15/15	500	471,610
FirstEnergy Corp.	Baa3	7.375%	11/15/31	945	1,076,200
Korea East-West Power Co., Ltd. (South Korea), 144A(h)	A1	4.875%	04/21/11	1,700	1,665,808
NiSource Finance Corp.	Baa3	5.45%	09/15/20	1,345	1,252,663
Northern States Power Co.	A2	8.00%	08/28/12	2,800	3,153,863
NRG Energy, Inc.	B1	7.25%	02/01/14	1,840	1,853,800

SEE NOTES TO FINANCIAL STATEMENTS.

B23

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (cont’d.)
NRG Energy, Inc.	B1	7.375%	01/15/17	$1,735	$1,739,338
Ohio Edison Co.	Baa2	6.875%	07/15/36	175	190,529
Oncor Electric Delivery Co.	Baa2	7.00%	09/01/22	300	322,697
Orion Power Holdings, Inc., Sr. Notes	B2	12.00%	05/01/10	1,920	2,179,200
Southern California Edison Co.	A3	7.625%	01/15/10	1,100	1,166,209
Teco Energy, Inc.	Ba2	7.50%	06/15/10	955	1,017,075
Xcel Energy, Inc.	Baa1	3.40%	07/01/08	1,330	1,291,062
Xcel Energy, Inc.	Baa1	7.00%	12/01/10	1,850	1,951,256

					43,343,248

Emerging Markets — 0.3%
Alfa Diversified Payment Rights Finance Co., 144A(g)(h)	Baa3	6.96%	03/15/11	3,243	3,230,428

Energy – Integrated — 0.4%
Conocophilips Canada Funding Co. (Canada)	A1	5.625%	10/15/16	4,700	4,722,344

Energy – Other — 1.2%
Anadarko Petroleum Corp.	Baa2	5.95%	09/15/16	1,635	1,638,422
Anadarko Petroleum Corp.	Baa2	6.45%	09/15/36	575	581,035
GS Caltex Corp., 144A(h)	Baa1	7.75%	07/25/11	3,250	3,543,176
Halliburton Co.	Baa1	5.50%	10/15/10	625	623,889
Newfield Exploration Co.	Ba3	6.625%	04/15/16	1,685	1,676,575
Occidental Petroleum Corp., MTN	A3	4.25%	03/15/10	3,250	3,158,360
Talisman Energy, Inc. (Canada)	Baa2	6.25%	02/01/38	1,600	1,543,698
Talisman Energy, Inc., (Canada)	Baa2	5.125%	05/15/15	1,190	1,128,373

					13,893,528

Foods — 1.5%
Cadbury Schweppes US Finance LLC, 144A(h)	Baa2	3.875%	10/01/08	2,600	2,532,088
HJ Heinz Co., 144A(h)	Baa2	6.428%	12/01/08	3,550	3,613,331
Kraft Foods, Inc.	A3	5.625%	11/01/11	860	869,141
Supervalu, Inc., Bank Loan(i)	Ba3	6.85%	06/02/11	3,000	2,927,754
The Kroger Co.	Baa2	6.75%	04/15/12	1,375	1,442,811
Tricon Global Restaurants, Inc.	Baa2	8.875%	04/15/11	1,705	1,912,620
Tyson Foods, Inc.	Ba1	6.85%	04/01/16	1,000	1,026,823
Tyson Foods, Inc.	Ba2	8.25%	10/01/11	2,550	2,755,584

					17,080,152

Gaming — 0.6%
Harrah’s Operating Co., Inc.	Baa3	5.625%	06/01/15	2,500	2,144,120
Mandalay Resorts Group	B1	9.375%	02/15/10	33	35,310
MGM Mirage, Inc.	Ba2	6.875%	04/01/16	3,000	2,880,000
Station Casinos, Inc.	Ba3	6.875%	03/01/16	2,210	1,983,475

					7,042,905

Health Care & Pharmaceutical — 2.0%
Accellent, Inc.	Caa1	10.50%	12/01/13	1,570	1,628,875
Alliance Imaging, Inc., Sr. Sub. Notes(a)	B3	7.25%	12/15/12	1,500	1,425,000
AmerisourceBergen Corp.	Ba1	5.875%	09/15/15	2,325	2,273,332
Boston Scientific Corp.	Baa3	6.40%	06/15/16	1,675	1,695,028
Cardinal Health, Inc.	Baa2	5.85%	12/15/17	3,130	3,112,405
HCA, Inc.	Caa1	6.25%	02/15/13	194	171,690
HCA, Inc.	Caa1	7.69%	06/15/25	1,100	910,472
HCA, Inc., 144A(h)	B2	9.625%	11/15/16	2,200	2,365,000
HCA, Inc., Bank Loan(i)	Ba3	8.086%	11/14/13	2,500	2,527,405
Merck & Co., Inc.	Aa3	5.75%	11/15/36	2,805	2,774,869
Merck & Co., Inc.	Aa3	5.95%	12/01/28	255	257,480
Teva Pharmaceutical Finance LLC	Baa2	6.15%	02/01/36	750	728,720
Ventas Realty LP, Sr. Notes(a)	Ba2	6.625%	10/15/14	2,100	2,147,250
Wyeth(b)	A3	5.50%	03/15/13	1,250	1,258,088
Wyeth(b)	A3	6.45%	02/01/24	95	101,630

					23,377,244

SEE NOTES TO FINANCIAL STATEMENTS.

B24

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Health Care Insurance — 1.0%
Aetna, Inc.	A3	6.625%	06/15/36	$2,000	$2,138,728
Coventry Health Care, Inc.	Ba1	6.125%	01/15/15	4,025	3,966,641
United Healthcare Corp.	A3	5.80%	03/15/36	310	304,829
Wellpoint, Inc.	Baa1	5.00%	12/15/14	1,310	1,268,277
Wellpoint, Inc.	Baa1	5.85%	01/15/36	3,500	3,400,061

					11,078,536

Insurance — 1.4%
Allied World Insurance Holdings, Ltd. (Bermuda)	Baa1	7.50%	08/01/16	1,700	1,824,486
Allstate Corp.	A1	5.55%	05/09/35	995	956,878
Allstate Corp.	A1	5.95%	04/01/36	3,730	3,793,286
American International Group, Inc.	Aa2	4.25%	05/15/13	1,820	1,706,556
American International Group, Inc.	Aa2	5.05%	10/01/15	315	306,298
Axis Capital Holdings	Baa1	5.75%	12/01/14	3,350	3,329,243
Berkshire Hathaway Finance Corp.	Aaa	4.75%	05/15/12	3,400	3,332,289
Marsh & Mclennan Cos., Inc.	Baa2	5.75%	09/15/15	500	491,906
XL Capital, Ltd., Class A (Cayman Islands)	A3	5.25%	09/15/14	140	137,203

					15,878,145

Lodging — 0.5%
Carnival PLC (United Kingdom)	A3	7.30%	06/01/07	825	830,790
Felcor Lodging LP, 144A(g)(h)	Ba3	7.275%	12/01/11	1,800	1,809,000
Starwood Hotels & Resorts Worldwide, Inc.	Baa3	7.375%	05/01/07	3,000	3,012,255

					5,652,045

Media & Entertainment — 2.2%
Clear Channel Communications, Inc.	Baa3	8.00%	11/01/08	4,720	4,907,191
Idearc, Inc., Bank Loan(i)	Ba2	7.3762%	11/09/14	1,750	1,758,750
Intelsat Bermuda Ltd. (Bermuda), 144A(h)	B2	9.25%	06/15/16	2,300	2,472,500
Quebecor World Capital Corp. (Canada), 144A(h)	B2	8.75%	03/15/16	1,900	1,819,250
RH Donnelley Corp.	B3	6.875%	01/15/13	1,300	1,246,375
Thomson Corp. (Canada)	A3	5.75%	02/01/08	2,750	2,758,236
Time Warner, Inc.(a)	Baa2	5.875%	11/15/16	4,615	4,603,347
Viacom, Inc.	Baa3	5.75%	04/30/11	1,300	1,300,664
Viacom, Inc.	Baa3	6.25%	04/30/16	4,100	4,071,599
Viacom, Inc.	Baa3	7.875%	07/30/30	425	445,370

					25,383,282

Metals — 0.6%
Arch Western Finance LLC, Sr. Notes	B1	6.75%	07/01/13	3,000	2,977,500
Russel Metals, Inc., Sr. Notes (Canada)	Ba2	6.375%	03/01/14	1,800	1,716,750
Southern Copper Corp.	Baa2	7.50%	07/27/35	1,600	1,734,859

					6,429,109

Non-Captive Finance — 1.8%
Capital One Financial Corp.	Baa1	6.15%	09/01/16	700	723,948
General Electric Capital Australia Funding	Aaa	6.00%	04/15/15	AUD 4,440	3,350,900
General Motors Acceptance Corp.	Ba1	6.15%	04/05/07	3,710	3,710,115
General Motors Acceptance Corp. MTN	Ba1	6.125%	03/15/07	EUR 3,260	4,314,574
Preferred Term Securities X, Class A-1, 144A(g)(h)(i)	Aaa	6.0906%	07/03/33	3,900	3,929,250
Residential Capital Corp.	Baa3	6.50%	04/17/13	3,500	3,547,023
Residential Capital Corp.	Baa3	6.875%	06/30/15	1,550	1,606,863

					21,182,673

Non-Corporate Foreign Agency — 2.0%
Credit Suisse First Boston International for CJSC (The) (Ukraine)	Ba2	6.80%	10/04/12	1,400	1,363,964
Gazprom International SA (Chile), 144A(h)	BBB+(f)	7.201%	02/01/20	2,400	2,538,000
Gazprom OAO (Russia)	BB-(f)	10.50%	10/21/09	1,685	1,904,050
National Power Corp. (Philippines), 144A(g)(h)	BB-(f)	9.62%	08/23/11	1,530	1,723,892
National Power Corp. (Philippines)	B1	9.625%	05/15/28	2,095	2,540,655
Pemex Project Funding Master Trust (Mexico)	Baa1	8.85%	09/15/07	4,450	4,547,900
Petronas Capital, Ltd. (Malaysia), 144A(h)	A1	7.00%	05/22/12	7,300	7,872,393

					22,490,854

SEE NOTES TO FINANCIAL STATEMENTS.

B25

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Corporate Sovereign — 7.7%
Deutsche Bundesrepublik (Denmark)	Aaa	4.00%	01/04/37	EUR 595	$774,195
Federal Republic of Argentina (Argentina)(g)	B3	3.00%	04/30/13	2,468	1,902,443
Federal Republic of Argentina (Argentina)(g)	B3	5.589%	08/03/12	2,400	2,266,043
Federal Republic of Brazil (Brazil)(a)	Ba2	9.25%	10/22/10	5,325	6,017,250
Federal Republic of Brazil (Brazil)	Ba2	10.25%	06/17/13	2,425	2,994,875
Federal Republic of Brazil (Brazil)(a)	Ba2	12.50%	01/05/16	BRL 4,750	2,523,403
Government of Hungary (Hungary)	A2	8.00%	02/12/15	HUF 2,893,570	16,164,121
Government of Japan (Japan)	A2	2.20%	09/20/26	JPY 168,250	1,442,311
Jamaica Government Bond (Jamaica)	B1	11.00%	07/27/12	EUR 995	1,592,552
Norway Government Bond (Norway)	Aaa	5.00%	05/15/15	NOK 30,470	5,089,627
Peru Government International Bond (Peru), 144A(h)	Ba3	Zero	05/31/18	1,837	1,217,013
Republic of Colombia (Colombia)(g)	Ba2	7.175%	11/16/15	2,500	2,587,500
Republic of Peru (Peru)(g)	Ba3	5.00%	03/07/17	2,267	2,249,601
Republic of Panama (Panama)	Ba1	9.375%	07/23/12	1,295	1,518,388
Republic of Panama (Panama)	Ba1	7.25%	03/15/15	2,375	2,570,938
Republic of Poland (Poland)	A2	6.25%	10/24/15	PLN 36,085	13,337,951
Republic of Turkey (Turkey)	Ba3	9.875%	03/19/08	1,845	1,937,250
Republic of Uruguay (Uruguay)	B1	7.25%	02/15/11	660	689,700
Republic of Venezuela (Venezuela)	B2	10.75%	09/19/13	2,385	2,963,363
Russian Government International Bond (Russia), 144A(h)	Baa2	8.25%	03/31/10	4,037	4,218,383
United Mexican States (Mexico)(g)	Baa1	6.0734%	01/13/09	2,090	2,108,810
United Mexican States (Mexico)(a)	Baa1	7.50%	01/14/12	4,250	4,658,000
United Mexican States (Mexico)	Baa1	9.00%	12/20/12	MXP 77,200	7,709,994

					88,533,711

Paper — 1.4%
Catalyst Paper Corp.	B2	8.625%	06/15/11	2,100	2,126,250
Domtar, Inc. (Canada)	B2	7.875%	10/15/11	675	700,313
Domtar, Inc. (Canada)	B2	5.375%	12/01/13	1,000	905,000
Graphic Packaging International, Inc.	B2	8.50%	08/15/11	2,970	3,073,950
International Paper Co.	Baa3	4.00%	04/01/10	2,815	2,701,857
Norampac, Inc., Sr. Notes (Canada)	Ba3	6.75%	06/01/13	1,900	1,847,750
Stora Enso Oyj (Finland), 144A(a)(h)	Baa3	7.25%	04/15/36	1,560	1,635,126
Weyerhaeuser Co.	Baa2	7.375%	03/15/32	3,495	3,648,168

					16,638,414

Pipelines & Other — 1.3%
Atmos Energy Corp.(e)	Baa3	4.00%	10/15/09	5,300	5,098,600
Enterprise Products Operating LP	Baa3	4.00%	10/15/07	4,000	3,951,068
Oneok, Inc.	Baa2	5.51%	02/16/08	6,000	5,995,740

					15,045,408

Real Estate Investment Trusts — 0.4%
Equity One, Inc.	Baa3	3.875%	04/15/09	1,450	1,394,933
Post Apartment Homes LP	Baa3	5.45%	06/01/12	2,300	2,252,883
Spieker Properties LP	Baa2	7.65%	12/15/10	1,000	1,095,380

					4,743,196

Retailers — 1.5%
GSC Holdings Corp.(g)	B1	9.2466%	10/01/11	3,000	3,112,500
Home Depot, Inc.	Aa3	5.875%	12/16/36	4,600	4,514,090
May Department Stores Co.	Baa1	6.65%	07/15/24	900	891,713
The Gap, Inc.	Baa3	6.90%	09/15/07	8,875	8,936,442

					17,454,745

Structured Notes — 3.3%
Dow Jones CDX HY, 144A(h)	B3	8.25%	12/29/10	8,500	8,786,875
Dow Jones CDX HY, 144A(h)	B3	8.625%	06/29/11	10,230	10,632,039
Trains HY-1 2006, 144A(a)(h)	B1	7.548%	05/01/16	18,576	18,956,436

					38,375,350

SEE NOTES TO FINANCIAL STATEMENTS.

B26

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology — 2.0%
Advanced Micro Devices, Inc., Bank Loan(i)	Ba3	7.62%	10/24/13	$2,666	$2,671,782
Certegy, Inc.	Ba2	4.75%	09/15/08	1,900	1,835,007
Equifax, Inc.	Baa1	4.95%	11/01/07	1,340	1,330,692
Freescale Semiconductor, Inc., 144A(h)	B1	9.125%	12/15/14	2,600	2,583,750
Freescale Semiconductor, Inc., 144A(h)	B2	10.125%	12/15/16	1,500	1,501,875
Jabil Circuit, Inc.	Baa3	5.875%	07/15/10	2,000	1,985,848
Motorola, Inc.	Baa1	8.00%	11/01/11	121	133,894
NXP BV/NXP Funding LLC, 144A(a)(h)	B2	9.50%	10/15/15	1,970	2,019,250
Sensata Technologies BV (Netherlands), 144A(h)	Caa1	8.25%	05/01/14	3,590	3,446,400
SunGard Data Systems, Inc.	B3	3.75%	01/15/09	720	680,400
Xerox Corp.	Baa3	6.40%	03/15/16	4,450	4,544,563

					22,733,461

Telecommunications — 4.8%
ALLTEL LP, 144A(h)	A2	8.00%	08/15/10	735	788,070
AT&T Corp.(a)	A2	4.125%	09/15/09	4,150	4,030,704
AT&T Corp.	A2	8.00%	11/15/31	2,475	3,070,678
AT&T Wireless Services, Inc.	Baa1	8.75%	03/01/31	2,375	3,086,467
BellSouth Corp.	A2	4.20%	09/15/09	2,750	2,673,377
Citizens Communications Co.	Ba2	7.625%	08/15/08	903	934,605
Embarq Corp.	Baa3	7.082%	06/01/16	5,600	5,700,912
LCI International, Inc.	NR	7.25%	06/15/07	6,675	6,691,687
Level 3 Financing, Inc., 144A(h)	B2	9.25%	11/01/14	1,650	1,683,000
New Cingular Wireless Services, Inc.	Baa1	8.125%	05/01/12	1,810	2,036,735
Sprint Nextel Corp.	Baa3	6.00%	12/01/16	3,625	3,533,023
Telecom de Puerto Rico (Puerto Rico)	Baa1	6.80%	05/15/09	4,365	4,455,661
Telecom Italia Capital (Luxemburg)	Baa2	7.20%	07/18/36	2,400	2,507,323
Telecom Italia Capital (Luxemburg)	Baa2	4.95%	09/30/14	605	560,497
Telecom Italia Capital (Luxemburg)	Baa2	5.25%	10/01/15	1,355	1,265,718
Telefonica Emisiones SAU	Baa1	6.421%	06/20/16	5,500	5,673,899
TELUS Corp. (Canada)	Baa2	7.50%	06/01/07	6,250	6,296,256
TELUS Corp. (Canada)	Baa2	8.00%	06/01/11	150	164,031

					55,152,643

Tobacco — 0.6%
Altria Group, Inc.	Baa1	7.65%	07/01/08	1,100	1,134,066
Altria Group, Inc.	Baa1	7.75%	01/15/27	315	382,060
Reynolds American, Inc.	BB(f)	6.50%	07/15/10	4,000	4,057,456
Reynolds American, Inc.	Ba3	7.625%	06/01/16	1,020	1,080,725

					6,654,307

U.S. Government Agency Obligations — 0.2%
Federal Home Loan Bank	Aaa	4.75%	12/16/16	105	102,803
Federal Home Loan Mortgage Corp.	Aaa	5.50%	07/18/16	120	124,487
Federal Home Loan Mortgage Corp.	Aaa	5.125%	10/18/16	115	115,985
Federal National Mortgage Association	Aaa	4.875%	12/15/16	20	19,776
Federal National Mortgage Association	Aaa	6.625%	11/15/30	170	202,861
Tennessee Valley Authority	Aaa	5.88%	04/01/36	1,315	1,445,857

					2,011,769

U.S. Government Mortgage-Backed Securities — 29.9%
Federal Home Loan Mortgage Corp.	Aaa	4.50%	02/01/19-07/01/19	17,368	16,760,176
Federal Home Loan Mortgage Corp.	Aaa	5.00%	07/01/19-05/01/34	8,642	8,443,933
Federal Home Loan Mortgage Corp.	Aaa	5.00%	TBA 30 YR	8,500	8,199,848
Federal Home Loan Mortgage Corp.	Aaa	5.50%	10/01/33-06/01/34	6,212	6,158,259
Federal Home Loan Mortgage Corp.	Aaa	6.00%	11/01/33-06/01/34	7,104	7,164,221
Federal Home Loan Mortgage Corp.	Aaa	6.00%	TBA 30 YR	2,500	2,517,970
Federal Home Loan Mortgage Corp.	Aaa	6.50%	07/01/32-09/01/32	3,382	3,458,430

SEE NOTES TO FINANCIAL STATEMENTS.

B27

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Government Mortgage-Backed Securities (cont’d.)
Federal Home Loan Mortgage Corp.	Aaa	7.00%	10/01/32-11/01/33	$6,882	$7,078,887
Federal National Mortgage Association	Aaa	4.00%	05/01/19-06/01/19	8,263	7,787,500
Federal National Mortgage Association	Aaa	4.50%	06/01/18-02/01/35	33,720	32,395,534
Federal National Mortgage Association	Aaa	5.00%	01/01/19-03/01/34	48,578	47,111,438
Federal National Mortgage Association	Aaa	5.00%	TBA 15 YR	15,000	14,742,180
Federal National Mortgage Association	Aaa	5.00%	TBA 30 YR	3,000	2,895,936
Federal National Mortgage Association(g)	Aaa	5.279%	01/01/36	4,016	4,009,212
Federal National Mortgage Association	Aaa	5.50%	TBA 30 YR	56,500	55,829,063
Federal National Mortgage Association	Aaa	5.50%	12/01/16-09/01/34	39,111	38,839,179
Federal National Mortgage Association	Aaa	6.00%	TBA 15 YR	7,500	7,603,125
Federal National Mortgage Association	Aaa	6.00%	TBA 30 YR	5,500	5,536,091
Federal National Mortgage Association	Aaa	6.00%	09/01/17-02/01/35	21,421	21,623,049
Federal National Mortgage Association	Aaa	6.50%	11/01/09-11/01/33	7,856	8,039,769
Federal National Mortgage Association	Aaa	7.00%	05/01/32-06/01/32	689	708,360
Federal National Mortgage Association	Aaa	9.00%	10/01/16-05/01/17	19	19,797
Government National Mortgage Association	Aaa	5.50%	TBA 30 YR	250	248,750
Government National Mortgage Association	Aaa	5.50%	01/15/33-07/15/35	18,397	18,303,823
Government National Mortgage Association	Aaa	6.00%	12/15/32-11/15/34	11,430	11,587,771
Government National Mortgage Association	Aaa	6.50%	09/15/32-11/15/33	6,099	6,264,218
Government National Mortgage Association	Aaa	7.50%	10/15/25-02/15/26	200	208,667

					343,535,186

U.S. Government Treasury Securities — 0.3%
United States Treasury Bonds(a)	Aaa	4.50%	02/15/36	200	190,188
United States Treasury Notes(a)	Aaa	4.625%	11/15/16	1,285	1,276,568
United States Treasury Notes(a)	Aaa	4.625%	11/15/16	2,430	2,414,054

					3,880,810

TOTAL LONG-TERM BONDS (cost $1,137,656,890)					1,142,714,909

SHORT-TERM INVESTMENTS — 9.8%				Shares
Affiliated Money Market Mutual Funds
Dryden Core Investment Fund- Dryden Short-Term Bond Series(d)				3,345,946	33,492,916
Dryden Core Investment Fund-Taxable Money Market Fund Series (includes $54,138,631 of cash collateral received for securities on loan) (Note 4)(c)(d)				78,680,564	78,680,564

TOTAL AFFILIATED MONEY MARKET MUTUAL FUNDS (cost $112,153,335)					112,173,480

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 109.1% (cost $1,249,810,225)					1,254,888,389

SECURITY SOLD SHORT — (1.7)%	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Government Mortgage-Backed Securities
Federal National Mortgage Association (proceeds $19,425,000)	Aaa	4.50%	TBA	$20,000	(19,287,500)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 107.4% (cost $1,230,385,225)					1,235,600,889
LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (7.4%)					(85,235,809)

TOTAL NET ASSETS — 100.0%					$1,150,365,080

SEE NOTES TO FINANCIAL STATEMENTS.

B28

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
MTN	Medium Term Note
MXP	Mexican Peso
NOK	Norwegian Krone
NR	Not Rated by Moody’s or Standard & Poor’s
PLN	Polish Zloty
TBA	Securities purchased on a forward commitment basis

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or portion of security is on loan. The aggregate market value of such securities is $52,884,013; cash collateral of $54,138,631 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series and the Dryden Core Investment Fund — Dryden Short-Term Bond Series.

(e)	Security segregated as collateral for future contracts.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2006.

(h)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(i)	Indicates a security that has been deemed illiquid.

(j)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, interest rate swaps, credit default swaps and foreign currency contracts as follows:

Open future contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Long Positions:
34	Canadian 10 Yr Bond	Mar. 2007	$3,352,107	$3,318,510	$(33,597)
80	Eurodollar	Mar. 2007	12,487,910	12,253,185	(234,725)
41	U.K. 10 Yr Bond	Mar. 2007	8,801,662	8,680,379	(121,283)
839	U.S. Treasury 10 Yr. Bond	Mar. 2007	94,836,138	93,496,063	(1,340,075)

					(1,729,680)

Short Positions:
169	U.S. Treasury 5 Yr. Notes	Mar. 2007	17,946,770	17,755,563	191,207
110	U.S. Treasury 2 Yr. Notes	Mar. 2007	22,592,833	22,443,438	149,395
1358	U.S. Treasury 10 Yr. Notes	Mar. 2007	147,560,657	145,942,563	1,618,094

					1,958,696

					$229,016

SEE NOTES TO FINANCIAL STATEMENTS.

B29

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Forward Foreign currency exchange contracts outstanding at December 31, 2006:

Foreign Currency Contract	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Brazilian Real expiring 10/23/08	$2,775,000	$3,092,791	$317,791
Japanese Yen expiring 01/24/07	2,217,281	2,204,654	(12,627)
Norwegian Krone expiring 01/22/07	3,398,888	3,401,740	2,852

	8,391,169	8,699,185	308,016

Sold:
Australian Dollar expiring 01/19/07	3,285,773	3,298,715	(12,942)
Euro expiring 01/24/07	6,690,847	6,739,742	(48,895)
Hungarian Forint expiring 01/22/07	16,480,840	16,612,076	(131,236)
Japanese Yen expiring 01/24/07	3,511,312	3,468,046	43,266
Mexican Nuevo Peso expiring 01/18/07	6,075,507	6,098,448	(22,941)
Norwegian Krone expiring 01/22/07	8,748,426	8,692,160	56,266
Polish Zloty expiring 01/22/07	13,593,679	13,457,398	136,281

	58,386,384	58,366,585	19,799

			$327,815

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.(a)	11/02/2016	$12,030	5.151%	3 month LIBOR	$(39,888)
Morgan Stanley Capital Services(a)	12/22/2016	9,490	6.808%	3 month NZD-BBR-FRA	14,752
Morgan Stanley Capital Services(a)	01/04/2017	4,735	6.88%	3 month NZD-BBR-FRA	—

					$(25,136)

(a)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.(a)	06/20/2009	$4,000	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	$61,130
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	3,295	0.60%	RPM International, Inc., 6.25%, due 12/15/13	(32,058)
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	1,855	0.75%	RPM International, Inc., 6.25%, due 12/15/13	(25,925)
Merrill Lynch Capital Services, Inc.(a)	12/20/2009	4,000	4.55%	General Motors Corp., 7.125%, 07/15/13	181,411
Deutsche Bank AG(b)	05/25/2036	1,000	2.74%	Fieldstone Mortgage Investment Corp., Ser. 2006-1, Class M9, 7.62%, due 05/25/36	(809)
Morgan Stanley Capital Services, Inc.(b)	06/25/2036	1,000	4.25%	Morgan Stanley ABS Capital I, Ser. 2006-HE4, Class B3, 7.19%, 06/25/36	(15,852)
Morgan Stanley Capital Services, Inc.(a)	12/20/2014	5,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	136,586
Morgan Stanley Capital Services, Inc.(a)	09/20/2015	4,000	0.57%	Dow Chemical Co., 6.00%, due 10/01/12	86,934

SEE NOTES TO FINANCIAL STATEMENTS.

B30

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(b)	11/25/2035	$1,000	1.98%	Residential Asset Mortgage Products, Inc., Ser. 2005-EFC6, Class M9, 7.57%, 11/25/35	$(4,311)
Merrill Lynch Capital Services, Inc.(b)	12/25/2035	800	2.04%	Accredited Mortgage Loan Trust, Ser. 2005-4, Class M9, 7.82%, 12/25/35	(3,458)
Deutsche Bank AG(b)	04/25/2036	550	3.05%	First Franklin Mortgage Loan Asset Backed Certificates,	(2,268)
Morgan Stanley Capital Services, Inc.(b)	04/25/2036	235	3.15%	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2006-FF5, Class M9, 7.27%, 04/25/36	(973)
Citibank, NA(b)	05/25/2036	1,000	4.55%	Structured Asset Securities Corp., Ser. 2006-NC1, Class M9, 7.22%, 05/25/36	(2,410)

					$377,997

(a)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

(b)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B31

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

U.S Government Mortgage-Backed Securities	29.9%
Affiliated Money Market Mutual Funds (including 4.7% of collateral received for securities on loan)	9.8
Commercial Mortgage-Backed Securities	8.7
Non-Corporate Sovereign	7.7
Telecommunications	4.8
Asset-Backed Securities	4.1
Electric	3.8
Structured Notes	3.3
Banking	2.9
Chemicals	2.2
Media & Entertainment	2.2
Health Care & Pharmaceutical	2.0
Non-Corporate Foreign Agency	2.0
Technology	2.0
Non-Captive Finance	1.8
Automotive	1.5
Foods	1.5
Retailers	1.5
Insurance	1.4
Paper	1.4
Cable	1.3
Pipelines & Other	1.3
Capital Goods	1.2
Energy-Other	1.2
Building Materials & Construction	1.0
Collateralized Mortgage Obligations	1.0
Health Care Insurance	1.0
Aerospace/Defense	0.8
Airlines	0.8
Consumer	0.6
Gaming	0.6
Metals	0.6
Tobacco	0.6
Brokerage	0.5
Lodging	0.5
Energy-Integrated	0.4
Real Estate Investment Trusts	0.4
Emerging Markets	0.3
U.S. Government Treasury Securities	0.3
U.S. Government Agency Obligations	0.2

109.1
Securities Sold Short	(1.7)
Liabilities in excess of other assets	(7.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B32

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.7%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 3.0%
Boeing Co. (The)	600,559	$53,353,661
Honeywell International, Inc.	1,490,800	67,443,792
Lockheed Martin Corp.	1,326	122,085
Orbital Sciences Corp.*(a)	681,900	12,574,236
Raytheon Co.	2,400	126,720

		133,620,494

Air Freight & Logistics
United Parcel Service, Inc. (Class B Stock)	1,735	130,090

Beverages — 1.7%
PepsiCo, Inc.	1,221,423	76,400,009

Biotechnology — 1.4%
Amgen, Inc.*	2,315	158,138
Genentech, Inc.*(a)	325,313	26,392,644
Gilead Sciences, Inc.*(a)	560,752	36,409,627

		62,960,409

Building Materials — 0.9%
Masco Corp.	1,360,862	40,648,948

Building Products — 0.7%
American Standard Cos., Inc.(a)	656,200	30,086,770

Capital Markets — 6.1%
Bank of New York Co., Inc. (The)	961,900	37,870,003
Goldman Sachs Group, Inc.	336,712	67,123,537
Lazard Ltd. (Class A Stock)(a)	193,400	9,155,556
Mellon Financial Corp.(a)	16,538	697,077
Merrill Lynch & Co., Inc.(a)	740,859	68,973,973
Schwab, (Charles) Corp.	1,131,700	21,887,078
UBS AG	1,017,600	61,391,808

		267,099,032

Chemicals — 1.8%
Air Products & Chemicals, Inc.	900	63,252
Arkema, ADR (France)*	70	3,593
E.I. Du Pont de Nemours & Co.(a)	1,297,914	63,221,391
Ecolab, Inc.(a)	329,528	14,894,666

		78,182,902

Clothing & Apparel
Cintas Corp.	844	33,515
Hanesbrands, Inc.*	500	11,810

		45,325

Commercial Banks — 2.5%
Bank of America Corp.	751,448	40,119,809
Royal Bank of Scotland Group PLC (United Kingdom)	525,055	20,488,998
Wachovia Corp.	1,401	79,786
Wells Fargo & Co.	1,436,614	51,085,994

		111,774,587

Commercial Services & Supplies — 0.7%
Waste Management, Inc.	883,600	32,489,972

Communication Equipment — 7.4%
Avaya, Inc.*	2,016,800	28,194,864
Cisco Systems, Inc.*	3,132,689	85,616,390
Corning, Inc.*	614,975	11,506,182
Motorola, Inc.	4,189,564	86,137,436

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Communication Equipment (cont’d.)
Nokia Corp., ADR (Finland)	7,542	$153,254
QUALCOMM, Inc.	2,459,460	92,942,993
Research in Motion Ltd. (Canada)*	151,800	19,397,004

		323,948,123

Computers & Peripherals — 1.4%
Apple Computer, Inc.*	481,700	40,867,428
Dell, Inc.*(a)	10,365	260,058
EMC Corp.*	8,140	107,448
Hewlett-Packard Co.	450,100	18,539,619
Sun Microsystems, Inc.*(a)	5,400	29,268

		59,803,821

Conglomerates
Cooper Industries Ltd. (Bermuda) (Class A Stock)	410	37,076

Construction — 1.0%
Toll Brothers, Inc.*(a)	1,319,100	42,514,593

Consumer Finance — 1.3%
American Express Co.	946,646	57,433,013

Consumer Products & Services — 0.5%
Fortune Brands, Inc.(a)	242,700	20,724,153

Diversified Consumer Services — 1.0%
Career Education Corp.*(a)	679,400	16,835,532
H&R Block, Inc.	1,220,900	28,129,536

		44,965,068

Diversified Financial Services — 5.8%
Capital One Financial Corp.	438,575	33,691,331
Citigroup, Inc.	753,304	41,959,033
Freddie Mac(a)	612,790	41,608,441
IntercontinentalExchange, Inc.*(a)	216,100	23,317,190
JPMorgan Chase & Co.	1,043,247	50,388,830
KKR Private Equity Investors LP(c)	1,295,700	29,606,745
KKR Private Equity Investors LP, RDU (cost $7,567,532; purchased 7/18/06-8/3/06)(c)(e)	334,700	7,647,895
NYSE Group, Inc.*(a)	267,500	26,001,000

		254,220,465

Electronic Components — 1.0%
Dolby Laboratories, Inc. (Class A Stock)*(a)	684,158	21,222,581
Parker Hannifin Corp.	286,900	22,056,872

		43,279,453

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	362,700	27,079,182
BJ Services Co.	5,010	146,893
Cameron International Corp.*	6,490	344,295
GlobalSantaFe Corp. (Cayman Islands)	2,000	117,560
Halliburton Co.	855,500	26,563,275
Transocean, Inc.*	272,000	22,002,080

		76,253,285

Financial – Bank & Trust — 0.4%
Hudson City Bancorp, Inc.	1,363,500	18,925,380
PNC Financial Services Group, Inc.(a)	1,986	147,043

		19,072,423

SEE NOTES TO FINANCIAL STATEMENTS.

B33

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial – Brokerage
Ameriprise Financial, Inc.	177	$9,647

Food & Staples Retailing — 1.7%
Kroger Co. (The)	1,251,500	28,872,105
Wal-Mart Stores, Inc.	1,023,192	47,251,007

		76,123,112

Food Products — 2.3%
Cadbury Schweppes PLC, ADR (United Kingdom)	686,800	29,484,324
ConAgra Foods, Inc.	1,128,200	30,461,400
General Mills, Inc.	792	45,619
Kellogg Co.	395,315	19,789,469
McCormick & Co., Inc.	587,523	22,654,887
Sara Lee Corp.	4,000	68,120

		102,503,819

Healthcare Equipment & Supplies — 0.8%
Alcon, Inc.(a)	265,300	29,652,581
Baxter International, Inc.	88,800	4,119,432
Medtronic, Inc.	1,486	79,516
St. Jude Medical, Inc.*(a)	833	30,454

		33,881,983

Healthcare Providers & Services — 2.1%
Coventry Health Care, Inc.*	357,523	17,894,026
Omnicare, Inc.(a)	611,500	23,622,245
Tenet Healthcare Corp.*(a)	2,352	16,394
UnitedHealth Group, Inc.	497,147	26,711,708
WellPoint, Inc.*	292,800	23,040,432

		91,284,805

Hotels, Restaurants & Leisure — 2.2%
Marriott International, Inc. (Class A Stock)	539,600	25,749,712
McDonald’s Corp.	968,661	42,940,742
OSI Restaurant Partners, Inc.	560	21,952
Station Casinos, Inc.(a)	320,878	26,206,106

		94,918,512

Household Durables
Newell Rubbermaid, Inc.	2,500	72,375

Household Products — 1.0%
Kimberly-Clark Corp.	388,900	26,425,755
Procter & Gamble Co.	302,878	19,465,969

		45,891,724

Independent Power Producers & Energy Traders — 0.7%
NRG Energy, Inc.*(a)	525,500	29,433,255

Industrial Conglomerates — 2.9%
General Electric Co.	2,741,463	102,009,838
Textron, Inc.	265,485	24,894,529
Tyco International Ltd.	16,708	507,923

		127,412,290

Insurance — 5.5%
AFLAC, Inc.(a)	668,670	30,758,820
Allstate Corp. (The)	2,922	190,251
American International Group, Inc.	1,157,110	82,918,503
Axis Capital Holdings Ltd.	644,600	21,510,302

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance (cont’d.)
Berkshire Hathaway, Inc. (Class A Stock)*	207	$22,767,930
Chubb Corp.	486,664	25,749,392
Conseco, Inc.*	2,165	43,257
Hartford Financial Services Group, Inc.	614	57,292
Loews Corp.	943,200	39,114,504
Marsh & McLennan Cos., Inc.	687,900	21,091,014

		244,201,265

Internet Software & Services — 1.2%
Google, Inc. (Class A Stock)*	109,900	50,606,752
Oracle Corp.*	10,373	177,793
Yahoo!, Inc.*(a)	1,140	29,116

		50,813,661

IT Services — 0.8%
Accenture Ltd. (Class A Stock)	2,802	103,478
Infosys Technologies Ltd., ADR (India)(a)	244,700	13,350,832
Paychex, Inc.	521,110	20,604,689

		34,058,999

Leisure Equipment & Products
Mattel, Inc.	2,812	63,720

Life Science Tools & Services
Thermo Fisher Scientific, Inc.*	550	24,910

Media — 4.9%
CBS Corp. (Class B Stock)	3,523	109,847
Comcast Corp. (Class A Stock)*(a)	655,200	27,734,616
Comcast Corp. (Special Class A Stock)*	1,045	43,764
EchoStar Communications Corp. (Class A Stock)*(a)	551,926	20,989,746
Liberty Global, Inc. (Class C Stock)*	1,022,450	28,628,600
News Corp. (Class A Stock)	1,540,026	33,079,758
News Corp. (Class B Stock)	1,313,938	29,248,260
Time Warner, Inc.	1,541,906	33,582,713
Univision Communications, Inc. (Class A Stock)*	1,102	39,033
Viacom, Inc. (Class B Stock)*	3,523	144,549
Walt Disney Co. (The)	1,248,600	42,789,522

		216,390,408

Metals & Mining — 1.8%
Barrick Gold Corp. (Canada)(a)	1,448,138	44,457,837
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	297,100	16,557,383
Phelps Dodge Corp.	171,000	20,472,120

		81,487,340

Multi – Line Retail — 0.7%
J.C. Penney Co., Inc.	1,300	100,568
Kohl’s Corp.*(a)	530	36,268
Staples, Inc.	534,841	14,280,255
Target Corp.	322,013	18,370,841

		32,787,932

Multi – Utilities — 1.8%
Sempra Energy	1,394,046	78,058,502

SEE NOTES TO FINANCIAL STATEMENTS.

B34

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Office Electronics — 0.6%
Xerox Corp.*	1,616,100	$27,392,895

Oil, Gas & Consumable Fuels — 7.5%
Anadarko Petroleum Corp.	515,900	22,451,968
ConocoPhillips	286,986	20,648,643
Exxon Mobil Corp.	759,928	58,233,282
Hess Corp.	565,400	28,026,878
Nexen, Inc.	599,300	32,961,500
Occidental Petroleum Corp.	612,400	29,903,492
Petroleo Brasileiro SA, ADR (Brazil)	276,100	28,435,539
Suncor Energy, Inc. (Canada)	796,620	62,752,676
Total SA, ADR (France)	644,726	46,368,694

		329,782,672

Pharmaceuticals — 6.6%
Abbott Laboratories	830,655	40,461,205
Elan Corp. PLC, ADR (Ireland)*(a)	1,489,000	21,962,750
Eli Lilly & Co.	1,697	88,414
Johnson & Johnson	2,172	143,395
MedImmune, Inc.*(a)	1,986	64,287
Merck & Co., Inc.	4,000	174,400
Novartis AG, ADR (Switzerland)	748,000	42,965,120
Pfizer, Inc.	1,800	46,620
Roche Holdings Ltd., ADR (Switzerland)	476,700	42,663,601
Sanofi-Aventis, ADR (France)	698,922	32,269,229
Schering-Plough Corp.	1,956,100	46,242,204
Sepracor, Inc.*(a)	1,200	73,896
Wyeth	1,234,809	62,876,474

		290,031,595

Retail & Merchandising — 0.6%
Best Buy Co., Inc.	536,100	26,370,759
CVS Corp.(a)	1,060	32,764
TJX Cos., Inc.	1,310	37,309

		26,440,832

Semiconductors & Semiconductor Equipment — 1.8%
Analog Devices, Inc.	1,080	35,500
ASML Holding NV (Netherlands)*	1,061,916	26,154,991
Broadcom Corp. (Class A Stock)*(a)	647,150	20,909,416
Intel Corp.	4,300	87,075
KLA-Tencor Corp.	552	27,462
Marvell Technology Group Ltd.*	1,102,310	21,153,329
Maxim Integrated Products, Inc.(a)	2,600	79,612
Texas Instruments, Inc.	443,955	12,785,904
Xilinx, Inc.(a)	1,070	25,477

		81,258,766

Software — 5.4%
Adobe Systems, Inc.*	1,622,213	66,705,399
Electronic Arts, Inc.*	675,352	34,010,727
Microsoft Corp.	3,802,995	113,557,431
SAP AG, ADR (Germany)(a)	426,600	22,652,460
Symantec Corp.*	13,210	275,428

		237,201,445

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Specialty Retail — 0.6%
Bed Bath & Beyond, Inc.*	770	$29,337
Home Depot, Inc. (The)	1,445	58,031
Lowe’s Cos., Inc.(a)	697,384	21,723,512
Williams-Sonoma, Inc.(a)	78,200	2,458,608

		24,269,488

Telecommunications — 0.9%
Alltel Corp.	267,948	16,205,495
Comverse Technology, Inc.*	24,403	515,148
Embarq Corp.	661	34,742
Juniper Networks, Inc.*(a)	1,102,500	20,881,350
Nortel Networks Corp. (Canada)*	1,926	51,482

		37,688,217

Textiles, Apparel & Luxury Goods — 1.3%
Coach, Inc.*	827,200	35,536,512
NIKE, Inc. (Class B Stock)	242,000	23,965,260

		59,501,772

Tobacco — 1.6%
Altria Group, Inc.	830,400	71,264,928

Transportation
Expeditors International Washington, Inc.	566	22,923
FedEx Corp.	250	27,155

		50,078

Wireless Telecommunication Services — 1.1%
NII Holdings, Inc.*(a)	442,900	28,540,476
Sprint Nextel Corp.	1,108,816	20,945,534

		49,486,010

TOTAL LONG-TERM INVESTMENTS (cost $3,521,170,634)		4,349,476,968

SHORT-TERM INVESTMENT — 9.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund —Taxable Money Market Series (cost $435,213,247 includes $379,439,451 of cash collateral for securities on loan)(b)(w) (Note 4)	435,213,247	$435,213,247

TOTAL INVESTMENTS(d) — 108.6% (cost $3,956,383,881)		4,784,690,215
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.6)%		(380,043,231)

NET ASSETS — 100.0%		$4,404,646,984

SEE NOTES TO FINANCIAL STATEMENTS.

B35

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
RDU	Restricted Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $366,835,888; cash collateral of $379,439,451 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(d)	As of December 31, 2006, 1 security representing $7,647,895 and 0.17% of the net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(e)	Indicates a security illiquid and restricted as to resale. The aggregate cost of such security was $7,567,532. The aggregate value of $7,647,895 is approximately .17% of the net assets.

(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 8.6% of collateral received for securities on loan)	9.9%
Oil, Gas & Consumable Fuels	7.5
Communication Equipment	7.4
Pharmaceuticals	6.6
Capital Markets	6.1
Diversified Financial Services	5.8
Insurance	5.5
Software	5.4
Media	4.9
Aerospace & Defense	3.0
Industrial Conglomerates	2.9
Commercial Banks	2.5
Food Products	2.3
Hotels, Restaurants & Leisure	2.2
Healthcare Providers & Services	2.1
Metals & Mining	1.8
Semiconductors & Semiconductor Equipment	1.8
Chemicals	1.8
Multi-Utilities	1.8
Beverages	1.7
Energy Equipment & Services	1.7
Food & Staples Retailing	1.7
Tobacco	1.6
Biotechnology	1.4
Computers & Peripherals	1.4
Textiles, Apparel & Luxury Goods	1.3
Consumer Finance	1.3
Internet Software & Services	1.2
Wireless Telecommunication Services	1.1
Household Products	1.0
Diversified Consumer Services	1.0
Electronic Components	1.0
Construction	1.0
Building Materials	0.9
Telecommunications	0.9
IT Services	0.8
Healthcare Equipment & Supplies	0.8
Multi-Line Retail	0.7
Commercial Services & Supplies	0.7

Building Products	0.7%
Independent Power Producers & Energy Traders	0.7
Office Electronics	0.6
Retail & Merchandising	0.6
Specialty Retail	0.6
Consumer Products & Services	0.5
Financial — Bank & Trust	0.4

108.6
Liabilities in excess of other assets	(8.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B36

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 91.7%		Value (Note 2)
COMMON STOCKS — 66.8%	Shares
Aerospace & Defense — 1.9%
Boeing Co.	101,900	$9,052,796
Ceradyne, Inc.(a)(b)	51,900	2,932,350
Honeywell International, Inc.	200,200	9,057,048
L-3 Communications Holdings, Inc.	122,900	10,050,762
Lockheed Martin Corp.	190,600	17,548,542
Northrop Grumman Corp.	268,400	18,170,680
Raytheon Co.	54,400	2,872,320
United Technologies Corp.	13,400	837,768

		70,522,266

Air Freight & Logistics — 0.4%
FedEx Corp.	89,400	9,710,628
HUB Group, Inc.(a)	21,200	584,060
United Parcel Service, Inc. (Class “B” Stock)(b)	43,800	3,284,124

		13,578,812

Airlines — 0.1%
Air France KLM (France)	36,941	1,555,077
British Airways PLC (United Kingdom)(a)	35,460	366,243
Qantas Airways Ltd. (Australia)	222,933	918,879

		2,840,199

Auto Components — 0.1%
Bridgestone Corp. (Japan)	4,000	89,265
Compagnie Generale des Etablissements Michelin (France)	6,546	626,474
Continental AG (Germany)	12,157	1,415,575
Rieter Holding AG (Switzerland)	775	405,468
Stanley Electric Co. Ltd. (Japan)	18,500	369,589

		2,906,371

Automobiles — 0.6%
DaimlerChrysler AG (Germany)	13,601	842,578
Fiat S.p.A. (Italy)	34,999	668,980
General Motors Corp.(b)	423,500	13,009,920
Harley-Davidson, Inc.(b)	6,000	422,820
Honda Motor Co. Ltd. (Japan)	51,100	2,016,875
Renault SA (France)	10,333	1,241,242
Toyota Motor Corp. (Japan)	66,000	4,417,182
Volkswagen AG (Germany)	4,477	508,010
Yamaha Motor Co. Ltd. (Japan)	18,000	565,807

		23,693,414

Beverages — 1.2%
Anheuser-Busch Cos., Inc.(b)	39,400	1,938,480
Carlsberg A/S (Denmark)	800	79,451
Coca-Cola Co. (The)(b)	349,800	16,877,850
Coca-Cola Enterprises, Inc.	227,300	4,641,466
Coca-Cola Hellenic Bottling Co. SA (Greece)	5,730	223,890
Foster’s Group Ltd. (Australia)	174,143	949,634
InBev NV (Belgium)	1,030	67,901
Molson Coors Brewing Co.	9,300	710,892
Pepsi Bottling Group, Inc.	87,000	2,689,170
PepsiAmericas, Inc.	10,600	222,388
PepsiCo, Inc.	226,020	14,137,551
SABMiller PLC (United Kingdom)	39,487	908,449

		43,447,122

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Biotechnology — 0.6%
Amgen, Inc.(a)	185,608	$12,678,882
Biogen Idec, Inc.(a)(b)	161,400	7,939,266
ImClone Systems, Inc.(a)	40,100	1,073,076
PDL BioPharma, Inc.(a)(b)	53,700	1,081,518
United Therapeutics Corp.(a)	24,300	1,321,191

		24,093,933

Building Products — 0.1%
Cie de Saint-Gobain (France)	23,439	1,969,365
Geberit AG (Switzerland)	412	634,991
JS Group Corp. (Japan)	8,000	168,233
NCI Buildings Systems, Inc.(a)	9,800	507,150
Nippon Sheet Glass Co. Ltd. (Japan)	93,000	435,521
Sanwa Shutter Corp. (Japan)	25,000	147,539

		3,862,799

Capital Markets — 3.0%
3i Group PLC (United Kingdom)	8,809	174,117
Bear Stearns Cos., Inc. (The)	42,900	6,983,262
Credit Suisse Group (Switzerland)	42,315	2,960,487
D. Carnegie & Co. AB (Sweden)	10,100	217,610
Deutsche Bank AG (Germany)	22,896	3,070,128
Franklin Resources, Inc.	8,900	980,513
Goldman Sachs Group, Inc.	136,700	27,251,145
Janus Capital Group, Inc.(b)	121,100	2,614,549
Lehman Brothers Holdings, Inc.	303,000	23,670,360
Macquarie Bank Ltd. (Australia)	10,777	669,850
Merrill Lynch & Co.(b)	245,500	22,856,050
Morgan Stanley	217,290	17,693,925
UBS AG (Switzerland)	43,907	2,668,292

		111,810,288

Chemicals — 0.7%
Asahi Kasei Corp. (Japan)	70,000	458,936
Ashland, Inc.	11,200	774,816
BASF AG (Germany)	22,717	2,221,771
Ciba Specialty Chemicals AG (Switzerland)	2,068	137,556
Denki Kagaku Kogyo K K (Japan)	21,000	87,143
Dow Chemical Co. (The)	445,500	17,793,270
Koninklijke DSM NV (Netherlands)	20,779	1,026,675
Mitsubishi Chemical Holdings Corp. (Japan)	219,000	1,379,005
Mitsubishi Gas Chemical Co., Inc. (Japan)	46,000	481,293
Mitsui Chemicals, Inc. (Japan)	107,000	822,634
Nippon Shokubai Co. Ltd. (Japan)	17,000	180,957
Orica Ltd. (Australia)	11,759	224,805
Sumitomo Bakelite Co. Ltd. (Japan)	19,000	131,223
Sumitomo Chemical Co. Ltd. (Japan)	94,000	727,415
Teijin Ltd. (Japan)	89,000	547,956
Yara International ASA (Norway)	11,800	268,259

		27,263,714

Commercial Banks — 3.6%
Allied Irish Banks PLC (Ireland)	4,181	124,180
Alpha Credit Bank (Greece)	6,594	199,330
Australia and New Zealand Banking Group Ltd. (Australia)	54,366	1,206,670

SEE NOTES TO FINANCIAL STATEMENTS.

B37

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Banks (cont’d.)
Banche Popolari Unite Scpa (Italy)	27,471	$754,995
Banco Bilbao Vizcaya Argentaria SA (Spain)	117,790	2,836,103
Banco Comercial Portugues SA (Portugal)	176,183	651,195
Banco Espirito Santo SA (Portugal)	43,906	789,386
Banco Popolare di Verona e Novara Scrl (Italy)	43,796	1,257,426
Banco Popular Espanol SA (Spain)	18,614	337,364
Banco Santander Central Hispano SA (Spain)	202,008	3,770,567
Barclays PLC (United Kingdom)	136,015	1,944,099
BB&T Corp.	189,000	8,302,770
BNP Paribas (France)	29,560	3,225,047
Comerica, Inc.	105,800	6,208,344
Comerzbank AG (Germany)	18,415	698,873
Credit Agricole SA (France)	42,549	1,789,468
Danske Bank A/S (Denmark)	31,100	1,381,904
DBS Group Holdings Ltd. (Singapore)	73,000	1,071,712
Dexia (Belgium)	51,666	1,415,180
DNB NOR ASA (Norway)	109,600	1,555,620
Gunma Bank Ltd. (The) (Japan)	22,000	132,255
HSBC Holdings PLC (United Kingdom)	305,300	5,565,256
Joyo Bank Ltd. (The) (Japan)	17,000	93,814
KeyCorp	268,200	10,199,646
Lloyds TSB Group PLC (United Kingdom)	53,801	602,026
Mitsubishi UFJ Financial Group, Inc. (Japan)	50	620,290
Mitsui Trust Holdings, Inc. (Japan)	88,000	1,005,373
Mizuho Financial Group, Inc. (Japan)	162	1,155,541
National City Corp.(b)	321,000	11,735,760
Regions Financial Corp.	220,000	8,228,000
Royal Bank of Scotland Group PLC (United Kingdom)	52,087	2,032,569
Sapporo Hokuyo Holdings, Inc. (Japan)	7	67,557
Shinsei Bank Ltd. (Japan)	153,000	899,302
Skandinaviska Enskilda Banken AB (Class “A” Stock) (Sweden)	23,000	730,724
Societe Generale (France)	15,117	2,566,228
Sumitomo Mitsui Financial Group, Inc. (Japan)	8	81,908
SunTrust Banks, Inc.(b)	48,900	4,129,605
Svenska Handelbanken (Class “A” Stock) (Sweden)	11,200	338,653
Sydbank A/S (Denmark)	1,756	83,933
U.S. Bancorp	371,032	13,427,648
UniCredito Italiano S.p.A (Italy)	308,917	2,707,688
United Overseas Bank Ltd. (Singapore)	11,000	138,741
Wachovia Corp.	210,600	11,993,670
Wells Fargo & Co.	418,900	14,896,084
Westpac Banking Corp. (Australia)	47,410	904,588
Zions Bancorporation	21,100	1,739,484

		135,596,576

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services & Supplies — 0.4%
Corporate Executive Board Co.	13,000	$1,140,100
Hays PLC (United Kingdom)	18,051	56,285
Herman Miller, Inc.	84,300	3,065,148
John H. Harland Co.(b)	29,700	1,490,940
Michael Page International PLC (United Kingdom)	41,077	363,736
R. R. Donnelley & Sons Co.	74,100	2,633,514
Randstad Holdings NV (Netherlands)	2,745	189,873
Robert Half International, Inc.	34,500	1,280,640
Societe Generale Surveilla (Switzerland)	172	191,691
Waste Management, Inc.	145,600	5,353,712

		15,765,639

Communications Equipment — 1.2%
Andrew Corp.(a)	96,100	983,103
Cisco Systems, Inc.(a)	592,400	16,190,292
Foxconn International Holdings Ltd. (Cayman Islands)(a)	427,000	1,392,689
Harris Corp.	47,400	2,173,764
Motorola, Inc.	957,600	19,688,256
Nokia Corp. OYJ (Finland)	20,400	416,860
QUALCOMM, Inc.	115,000	4,345,850
Telent PLC (United Kingdom)	4,705	43,551
Uniden Corp. (Japan)	6,000	41,096

		45,275,461

Computers & Peripherals — 2.7%
Dell, Inc.(a)	327,200	8,209,448
Hewlett-Packard Co.	754,765	31,088,770
International Business Machines Corp.	438,400	42,590,560
Network Appliance, Inc.(a)	297,200	11,674,016
QLogic Corp.(a)	235,400	5,159,968
Western Digital Corp.(a)	116,300	2,379,498
Wincor Nixdorf AG (Germany)	639	98,741

		101,201,001

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	13,655	769,857
Chiyoda Corp. (Japan)	11,000	215,038
COMSYS Holdings Corp. (Japan)	13,000	143,635
Fomento de Construcciones y Contratas SA (Spain)	1,398	142,467
Kajima Corp. (Japan)	57,000	249,564
Obayashi Corp. (Japan)	225,000	1,458,627

		2,979,188

Construction Materials — 0.3%
Cimpor Cimentos de Portugal SGPS SA (Portugal)	31,783	263,897
CRH PLC (Ireland)	3,297	137,268
Eagle Materials, Inc.	34,000	1,469,820
Holcim Ltd. (Switzerland)	5,589	512,344
Italcementi S.p.A (Italy)	13,516	381,278
Lafarge SA (France)	4,154	617,987
Taiheiyo Cement Corp. (Japan)	28,000	109,658
Vulcan Materials Co.	84,000	7,549,080

		11,041,332

SEE NOTES TO FINANCIAL STATEMENTS.

B38

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Consumer Finance — 0.4%
American Express Co.	22,500	$1,365,075
AmeriCredit Corp.(a)(b)	127,800	3,216,726
First Cash Financial Services, Inc.(a)	53,700	1,389,219
ORIX Corp. (Japan)	4,600	1,333,964
SLM Corp.	121,900	5,945,063

		13,250,047

Containers & Packaging — 0.1%
Temple-Inland, Inc.	109,900	5,058,697
Distributors
Li & Fung Ltd. (Bermuda)	224,000	695,482
Pacific Brands Ltd. (Australia)	125,751	258,684

		6,012,863

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	12,600	487,116
ITT Educational Services, Inc.(a)(b)	16,900	1,121,653
Jackson Hewitt Tax Service, Inc.	12,700	431,419

		2,040,188

Diversified Financial Services — 4.0%
Babcock & Brown Ltd. (Australia)	20,314	395,814
Bank of America Corp.	734,082	39,192,638
Challenger Financial Services Group Ltd. (Australia)	103,013	333,764
Chicago Mercantile Exchange Holdings, Inc.(b)	12,100	6,167,975
CIT Group, Inc.	3,900	217,503
Citigroup, Inc.	817,762	45,549,343
Fortis (Belgium)	51,172	2,183,195
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	8,000	87,577
ING Groep NV (Netherlands)	55,378	2,455,478
JPMorgan Chase & Co.	830,894	40,132,180
Moody’s Corp.	161,500	11,153,190
OKO Bank PLC (Finland)	36,900	618,613
Suncorp-Metway Ltd. (Australia)	24,715	396,101

		148,883,371

Diversified Telecommunication Services — 1.8%
AT&T, Inc.(b)	746,912	26,702,104
Belgacom SA (Belgium)	21,326	939,408
BellSouth Corp.	27,800	1,309,658
BT Group PLC (United Kingdom)	214,484	1,266,167
CenturyTel, Inc.	149,300	6,518,438
France Telecom SA (France)	3,424	94,691
Koninklijke (Royal) KPN NV (Netherlands)	77,107	1,096,221
Nippon Telegraph & Telephone Corp. (Japan)	347	1,711,226
Swisscom AG (Switzerland)	2,707	1,024,706
Telecom Corp. of New Zealand Ltd. (New Zealand)	488,759	1,652,996
Telecom Italia S.p.A (Italy)	497,882	1,263,189
Telefonica SA (Spain)	25,305	538,468
TeliaSonera AB (Sweden)	54,500	447,801
Verizon Communications, Inc.	619,588	23,073,457

		67,638,530

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electric Utilities — 1.1%
Allegheny Energy, Inc.(a)	103,300	$4,742,503
American Electric Power Co., Inc.	261,900	11,151,702
CLP Holdings Ltd. (Hong Kong)	54,500	402,285
E.On AG (Germany)	23,795	3,244,387
Endesa SA (Spain)	52,997	2,506,610
Enel S.p.A (Italy)	15,300	157,837
Exelon Corp.	73,200	4,530,348
FirstEnergy Corp.	131,000	7,899,300
Hokkaido Electric Power Co., Inc. (Japan)	28,400	725,316
Hong Kong Electric Holdings Ltd. (Hong Kong)	13,500	66,014
Kansai Electric Power Co., Inc. (The) (Japan)	33,700	907,205
Kyushu Electric Power Co., Inc. (Japan)	24,500	646,091
Pinnacle West Capital Corp.	32,200	1,632,218
Tokyo Electric Power Co., Inc. (The) (Japan)	52,100	1,683,160
Union Fenosa, SA (Spain)	7,205	356,660

		40,651,636

Electrical Equipment — 0.8%
ABB Ltd. (Switzerland)	57,979	1,039,673
Acuity Brands, Inc.(b)	59,700	3,106,788
Cooper Industries Ltd. (Class “A” Stock) (Bermuda)	10,500	949,515
Emerson Electric Co.	359,200	15,837,128
Fujikura Ltd. (Japan)	39,000	342,848
Genlyte Group, Inc.(a)	10,000	781,100
Mitsubishi Electric Corp. (Japan)	168,000	1,530,889
Rockwell Automation, Inc.	46,200	2,821,896
Schneider Electric SA (France)	3,945	437,957
Thomas & Betts Corp.(a)	44,400	2,099,232

		28,947,026

Electronic Equipment & Instruments — 0.6%
Agilent Technologies, Inc.(a)	433,700	15,114,445
Dainippon Screen Manufacturing Co. Ltd. (Japan)	10,000	89,684
Ibiden Co. Ltd. (Japan)	2,300	115,685
Itron, Inc.(a)(b)	67,100	3,478,464
Kingboard Chemical Holdings Ltd. (Hong Kong)	45,000	176,706
Kyocera Corp. (Japan)	3,400	321,411
Nippon Electric Glass Co. Ltd. (Japan)	13,000	272,592
TDK Corp. (Japan)	2,100	167,203
Venture Co. Ltd. (Singapore)	15,000	131,563
Yaskawa Electric Corp. (Japan)	87,000	1,005,655

		20,873,408

Energy Equipment & Services — 1.5%
B.J. Services Co.	239,100	7,010,412
Baker Hughes, Inc.	140,100	10,459,866
Fugro NV-CVA (Netherlands)	9,541	455,923
Halliburton Co.(b)	465,000	14,438,250
Nabors Industries Ltd. (Bermunda)(a)(b)	25,300	753,434

SEE NOTES TO FINANCIAL STATEMENTS.

B39

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Energy Equipment & Services (cont’d.)
Schlumberger Ltd. (Netherlands Antilles)	182,400	$11,520,384
TGS Nopec Geophysical Co. ASA (Norway)(a)	18,851	390,008
Tidewater, Inc.(b)	61,500	2,974,140
Transocean, Inc. (Cayman Islands)(a)(b)	85,500	6,916,095

		54,918,512

Food & Staples Retailing — 1.2%
Aeon Co. Ltd. (Japan)	20,500	443,381
Casino Guichard-Perrachon SA (France)	12,552	1,166,472
CVS Corp.	11,100	343,101
Delhaize Group (Belgium)	5,838	486,661
FamilyMart Co. Ltd. (Japan)	4,000	108,734
J. Sainsbury PLC (United Kingdom)	94,968	760,982
Jeronimo Martins SGPS SA (Portugal)	3,067	68,826
Koninklijke Ahold NV (Netherlands)(a)	102,977	1,095,630
Kroger Co. (The)	251,600	5,804,412
Safeway, Inc.	454,800	15,717,888
SUPERVALU, Inc.	60,500	2,162,875
Wal-Mart Stores, Inc.	321,200	14,833,016
Woolworths Ltd. (Australia)	22,071	415,737

		43,407,715

Food Products — 0.8%
Archer-Daniels-Midland Co.	449,300	14,359,628
Chiquita Brands International, Inc.(b)	35,100	560,547
ConAgra Foods, Inc.	101,300	2,735,100
Dean Foods Co.(a)	33,300	1,407,924
East Asiatic Co. Ltd. A/S (Denmark)	8,750	489,484
Ebro Puleva SA (Spain)	11,618	294,457
H.J. Heinz Co.	87,000	3,915,870
Nestle SA (Class “B” Stock) (Switzerland)	3,982	1,415,023
Nichirei Corp. (Japan)	19,000	106,413
Nisshin Seifun Group, Inc. (Japan)	24,000	247,675
Smithfield Foods, Inc.(a)	10,400	266,864
Suedzucker AG (Germany)	48,464	1,163,699
Toyo Suisan Kaisha Ltd. (Japan)	4,000	64,077
Unilever NV (Netherlands)	64,290	1,756,720
Unilever PLC (United Kingdom)	62,819	1,756,418
Yamazaki Baking Co. Ltd. (Japan)	20,000	194,129

		30,734,028

Gas Utilities
Gas Natural SDG SA (Spain)	6,002	237,608
Gaz de France (France)	9,751	448,581

		686,189

Healthcare Equipment & Supplies — 0.5%
Baxter International, Inc.	53,300	2,472,587
Becton, Dickinson & Co.	219,100	15,369,865
Cochlear Ltd. (Australia)	5,175	236,173
Mentor Corp.	19,800	967,626
Phonak Holding AG (Switzerland)	6,481	515,927

		19,562,178

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 2.0%
Aetna, Inc.	177,300	$7,655,814
Caremark Rx, Inc.(a)	293,100	16,738,941
Express Scripts, Inc. (Class “A” Stock)(a)(b)	167,500	11,993,000
Fresenius Medical Care AG & Co. KGaA (Germany)	484	64,574
Medco Health Solutions, Inc.(a)	145,900	7,796,896
Suzuken Co. Ltd. (Japan)	14,100	530,128
UnitedHealth Group, Inc.	215,000	11,551,950
WellPoint, Inc.(a)	211,000	16,603,590

		72,934,893

Healthcare Technology
IMS Health, Inc.	28,800	791,424

Hotels, Restaurants & Leisure — 1.2%
Brinker International, Inc. (Australia)	226,650	6,835,764
Carnival PLC (United Kingdom)	8,895	450,732
Darden Restaurants, Inc.(b)	145,500	5,844,735
Dover Downs Gaming & Entertainment, Inc.	1,400	18,718
Enterprise Inns PLC (United Kingdom)	27,948	740,384
McDonald’s Corp.	384,500	17,044,885
Yum! Brands, Inc.	237,300	13,953,240

		44,888,458

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	46,780	1,131,191
Bellway PLC (United Kingdom)	3,967	119,927
Bovis Homes Group PLC (United Kingdom)	10,253	217,615
George Wimpey PLC (United Kingdom)	98,078	1,072,515
Harman International Industries, Inc.	29,100	2,907,381
Makita Corp. (Japan)	39,500	1,210,656
Matsushita Electric Industrial Co. Ltd. (Japan)	20,000	401,030
Sekisui House Ltd. (Japan)	17,000	246,896
Taylor Woodrow PLC (United Kingdom)	80,614	672,796

		7,980,007

Household Products — 1.3%
Kimberly-Clark Corp.	245,400	16,674,930
Procter & Gamble Co.(b)	464,405	29,847,309
Reckitt Benckiser PLC (United Kingdom)	36,636	1,674,239

		48,196,478

Independent Power Producers & Energy Traders — 0.6%
International Power PLC (United Kingdom)	167,025	1,248,444
NRG Energy, Inc.(a)	97,600	5,466,576
TXU Corp.	263,200	14,268,072

		20,983,092

SEE NOTES TO FINANCIAL STATEMENTS.

B40

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Industrial Conglomerates — 2.0%
3M Co.	69,300	$5,400,549
Cookson Group PLC (United Kingdom)	19,042	234,143
General Electric Co.	1,498,200	55,748,022
Orkla ASA (Class “A” Stock) (Norway)	29,000	1,641,808
Siemens AG (Germany)	2,011	200,689
Textron, Inc.	19,900	1,866,023
Tyco International Ltd. (Bermuda)	339,900	10,332,960

		75,424,194

Insurance — 2.9%
ACE Ltd. (Cayman Islands)	67,600	4,094,532
Aegon NV (Netherlands)	97,879	1,865,715
Allianz AG (Germany)	12,284	2,511,932
Allstate Corp. (The)	281,600	18,334,976
American International Group, Inc.	289,235	20,726,580
Aviva PLC (United Kingdom)	133,120	2,142,514
AXA SA (France)	36,544	1,479,512
Chubb Corp. (The)	182,200	9,640,202
CNP Assurances (France)	2,207	246,468
Compagnia Assicuratrice unipol S.p.A. (Italy)	24,175	78,344
Fondiaria – SAI S.p.A. (Italy)	3,016	144,281
Genworth Financial, Inc. (Class “A” Stock)	22,000	752,620
Hartford Financial Services Group, Inc.	71,200	6,643,672
MetLife, Inc.	54,200	3,198,342
Muenchener Rueckversicherungs – Gesellschaft AG (Germany)	12,487	2,159,325
QBE Insurance Group Ltd. (Australia)	3,606	81,816
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	456,213	1,362,216
SAFECO Corp.	146,300	9,151,065
SCOR (France)	65,782	194,511
St. Paul Travelers Cos., Inc. (The)	364,600	19,575,374
Swiss Reinsurance (Switzerland)	12,986	1,104,103
Topdanmark A/S (Denmark)(a)	1,100	181,879
Zurich Financial Services AG (Switzerland)	7,136	1,920,893

		107,590,872

Internet & Catalog Retail — 0.2%
Experian Group Ltd.(a)	20,266	237,884
IAC/Interactive Corp.(a)(b)	120,800	4,488,928
Priceline.com, Inc.(a)(b)	46,500	2,027,865

		6,754,677

Internet Software & Services — 0.4%
Ariba, Inc.(a)	133,600	1,034,064
Dealertrack Holdings, Inc.(a)	11,300	332,446
Digital Insight Corp.(a)	28,700	1,104,663
eBay, Inc.(a)	68,900	2,071,823
Google, Inc. (Class “A” Stock)(a)	3,400	1,565,632
RealNetworks, Inc.(a)(b)	151,100	1,653,034
SonicWALL, Inc.(a)	135,800	1,143,436

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Internet Software & Services (cont’d.)
Travelzoo, Inc.(a)(b)	73,500	$2,201,325
Valueclick, Inc.(a)	20,000	472,600
Websense, Inc.(a)	121,000	2,762,430

		14,341,453

IT Services — 0.7%
Automatic Data Processing, Inc.	159,000	7,830,750
Fiserv, Inc.(a)	295,600	15,495,352
NTT Data Corp. (Japan)	287	1,436,779

		24,762,881

Leisure Equipment & Products — 0.2%
FUJIFILM Holdings Corp. (Japan)	21,400	881,426
Nikon Corp. (Japan)	56,000	1,227,514
Pool Corp.(b)	81,300	3,184,521
Sankyo Co. Ltd. (Japan)	2,100	115,929
Yamaha Corp. (Japan)	24,200	512,696

		5,922,086

Life Sciences, Tools & Services — 0.2%
Charles River Laboratories International, Inc.(a)	31,200	1,349,400
Thermo Electron Corp.(a)	96,200	4,356,898
Waters Corp.(a)	71,100	3,481,767

		9,188,065

Machinery — 1.1%
Amada Co. Ltd. (Japan)	51,000	539,969
Caterpillar, Inc.	176,400	10,818,612
Dover Corp.	47,300	2,318,646
Eaton Corp.	63,400	4,763,876
Gardner Denver, Inc.(a)	71,100	2,652,741
Ingersoll-Rand Co. (Class “A” Stock) (Bermuda)	263,500	10,310,755
Komatsu Ltd. (Japan)	88,000	1,781,109
Komori Corp. (Japan)	19,000	353,868
Kubota Corp. (Japan)	86,000	796,444
MAN AG (Germany)	5,446	493,954
Metso Oyj (Finland)	11,400	575,455
Mitsubishi Heavy Industries Ltd. (Japan)	35,000	158,791
NSK Ltd. (Japan)	47,000	463,005
PACCAR, Inc.(b)	33,750	2,190,375
Parker Hannifin Corp.	5,700	438,216
Sandvik AB (Sweden)	7,266	105,605
Vallourec SA (France)	5,820	1,692,490
Volvo AB (Class “B” Stock) (Sweden)	13,300	916,009

		41,369,920

Marine
AP Moller – Maersk A/S (Denmark)	6	56,508
Kawasaki Kisen Kaisha Ltd. (Japan)	17,000	132,880
Mitsui OSK Lines Ltd. (Japan)	137,000	1,353,104

		1,542,492

Media — 1.9%
APN News & Media Ltd. (Australia)	32,325	154,095
CBS Corp. (Class “B” Stock)(b)	384,419	11,986,184
Comcast Corp. (Class “A” Stock)(a)(b)	446,582	18,903,816

SEE NOTES TO FINANCIAL STATEMENTS.

B41

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media (cont’d.)
DIRECTV Group, Inc. (The)(a)	577,900	$14,412,826
Emap PLC (Class “B” Stock) (United Kingdom)	2,615	41,345
Eniro AB (Sweden)	14,900	196,970
ITV PLC (United Kingdom)	173,353	361,484
McGraw-Hill Cos., Inc. (The)	30,700	2,088,214
Omnicom Group, Inc.	2,500	261,350
Reed Elsevier NV (United Kingdom)	8,370	142,750
Reed Elsevier PLC (United Kingdom)	15,443	169,479
Time Warner, Inc.	250,750	5,461,335
Viacom, Inc. (Class “B” Stock)(a)	219,700	9,014,291
Vivendi Universal SA (France)	57,540	2,249,039
Walt Disney Co.	139,000	4,763,530

		70,206,708

Metals & Mining — 0.8%
Acerinox SA (Spain)	27,766	844,837
Alcoa, Inc.	180,600	5,419,806
Anglo American PLC (United Kingdom)	48,896	2,384,820
BHP Billiton Ltd. (Australia)	41,980	834,945
BHP Billiton PLC (United Kingdom)	38,506	704,557
Boehler-Uddeholm AG (Austria)	1,057	74,090
Newmont Mining Corp.	108,900	4,916,835
Nippon Light Metal Co. Ltd. (Japan)	61,000	156,332
Nippon Steel Corp. (Japan)	169,000	969,558
OneSteel Ltd. (Australia)	17,774	65,543
Outokumpu OYJ (Finland)	34,000	1,331,186
Phelps Dodge Corp.	43,600	5,219,792
Quanex Corp.	31,150	1,077,479
Rio Tinto Ltd. (Australia)	10,942	637,028
Rio Tinto PLC (United Kingdom)	39,715	2,113,551
Salzgitter AG (Germany)	2,686	353,500
Sumitomo Metal Industries Ltd. (Japan)	176,000	764,143
Thyssenkrupp AG (Germany)	27,577	1,301,403
Wheeling-Pittsburgh Corp.(a)(b)	13,000	243,490
Xstrata PLC (United Kingdom)	15,625	780,133

		30,193,028

Multiline Retail — 1.1%
Family Dollar Stores, Inc.	104,500	3,064,985
Federated Department Stores, Inc.	151,000	5,757,630
J.C. Penney Co., Inc.	199,300	15,417,848
Kohl’s Corp.(a)	215,700	14,760,351
Marks & Spencer Group PLC (United Kingdom)	113,014	1,586,573
Nordstrom, Inc.	11,000	542,740
Pinault Printemps Redoute SA (France)	471	70,381

		41,200,508

Multi-Utilities — 0.5%
Ameren Corp.(b)	52,600	2,826,198
CMS Energy Corp.(a)(b)	10,200	170,340
National Grid PLC (United Kingdom)	150,205	2,167,507
Public Service Enterprise Group, Inc.	114,100	7,573,958
RWE AG (Germany)	751	82,738

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Multi-Utilities (cont’d.)
Sempra Energy	97,273	$5,451,179
Suez SA (France)	4,383	226,975

		18,498,895

Office Electronics — 0.4%
Canon, Inc. (Japan)	34,150	1,922,650
Ricoh Co. Ltd. (Japan)	73,000	1,486,667
Xerox Corp.(a)	720,600	12,214,170

		15,623,487

Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	201,600	8,773,632
BG Group PLC (United Kingdom)	2,761	37,463
BP PLC (United Kingdom)	525,868	5,843,207
Chesapeake Energy Corp.	382,700	11,117,435
Chevron Corp.	564,156	41,482,391
ConocoPhillips (Class “B” Stock)	167,434	12,046,876
ENI S.p.A (Italy)	95,750	3,220,527
Exxon Mobil Corp.	879,716	67,412,636
Marathon Oil Corp.	128,000	11,840,000
Neste Oil OYJ (Finland)	33,700	1,024,501
Nippon Oil Corp. (Japan)	162,000	1,083,365
Norsk Hydro ASA (Norway)	20,173	626,039
Occidental Petroleum Corp.	63,600	3,105,588
Repsol YPF SA (Spain)	5,692	196,859
Royal Dutch Shell PLC (Class “B” Stock) (United Kingdom)	90,079	3,157,077
Royal Dutch Shell PLC (United Kingdom)	55,023	1,923,052
Santos Ltd. (Australia)	136,743	1,064,186
Singapore Petroleum Co. Ltd. (Singapore)	69,000	195,898
Sunoco, Inc.(b)	88,300	5,506,388
Total SA (France)	27,472	1,981,843
Valero Energy Corp.	218,700	11,188,692

		192,827,655

Paper & Forest Products
Svenska Cellulosa AB (Sca) (Class “B” Stock) (Sweden)	12,400	647,536

Personal Products — 0.1%
Avon Products, Inc.	75,700	2,501,128
Chattem, Inc.(a)(b)	9,600	480,768
USANA Health Sciences, Inc.(a)(b)	12,900	666,414

		3,648,310

Pharmaceuticals — 4.6%
Abbott Laboratories	65,500	3,190,505
Altana AG (Germany)	4,760	294,378
AstraZeneca PLC (United Kingdom)	55,439	2,978,572
Daiichi Sankyo Co. Ltd. (Japan)	5,900	184,044
Eli Lilly & Co.	279,400	14,556,740
Forest Laboratories, Inc.(a)	56,400	2,853,840
GlaxoSmithKline PLC (United Kingdom)	136,998	3,605,140
Johnson & Johnson	625,398	41,288,776
King Pharmaceuticals, Inc.(a)	388,700	6,188,104
Mayne Pharma Ltd. (Australia)	67,052	215,157

SEE NOTES TO FINANCIAL STATEMENTS.

B42

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals (cont’d.)
Merck & Co., Inc.	570,400	$24,869,440
Novartis AG (Switzerland)	20,548	1,184,651
Novo Nordisk A/S-B (Denmark)	3,600	299,851
Pfizer, Inc.	1,484,665	38,452,824
Roche Holding AG-Genusshein (Switzerland)	16,692	2,993,190
Sanofi-Aventis (France)	25,739	2,376,666
Santen Pharmaceutical Co., Ltd. (Japan)	7,600	213,789
Takeda Pharmaceutical Co. Ltd. (Japan)	9,900	678,507
Tanabe Seiyaku Co., Ltd. (Japan)	27,000	353,076
Wyeth	476,600	24,268,472

		171,045,722

Real Estate Investment Trusts — 0.3%
American Home Mortgage Investment Corp.(b)	86,400	3,034,368
Ashford Hospitality Trust, Inc.	49,600	617,520
British Land Co. PLC (United Kingdom)	9,755	327,376
Corio NV (Netherlands)	1,109	90,617
FelCor Lodging Trust, Inc.	50,600	1,105,104
Hospitality Properties Trust	6,900	327,957
KKR Financial Corp.	69,300	1,856,547
Land Securities Group PLC (United Kingdom)	2,350	106,887
Luminent Mortgage Capital, Inc.	26,200	254,402
Mirvac Group (Australia)	153,720	676,158
Newcastle Investment Corp.	30,600	958,392
Thornburg Mortgage, Inc.(b)	30,300	761,439

		10,116,767

Real Estate Management & Development — 0.2%
City Developments Ltd.	15,000	123,633
Immofinanz Immobilien Anlagen AG (Austria)(a)	20,519	292,529
Jones Lang Lasalle, Inc.	32,800	3,023,176
Lend Lease Corp. Ltd. (Australia)	33,660	488,784
Leopalace21 Corp. (Japan)	32,700	1,044,555
Sumitomo Realty & Development Co. Ltd. (Japan)	11,000	352,653
Swire Pacific Ltd. (Hong Kong)	29,000	310,964
UOL Group Ltd. (Singapore)	96,000	270,647
Wharf Holdings Ltd. (Hong Kong)	28,000	103,254

		6,010,195

Road & Rail — 0.7%
Burlington Northern Santa Fe Corp.	11,800	870,958
CSX Corp.	389,400	13,407,042
JB Hunt Transport Services, Inc.	32,700	679,179
Nippon Express Co. Ltd. (Japan)	51,000	279,039
Norfolk Southern Corp.	165,500	8,322,995
Ryder System, Inc.	19,500	995,670
Toll Holdings Ltd. (Australia)	18,893	272,130

		24,827,013

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 1.5%
Analog Devices, Inc.	127,200	$4,181,064
Applied Materials, Inc.	857,600	15,822,720
ASM Pacific Technology Ltd. (Hong Kong)	10,500	58,377
ATMI, Inc.(a)(b)	82,800	2,527,884
Elpida Memory, Inc. (Japan)(a)	12,200	670,029
Intel Corp.	437,200	8,853,300
Lam Research Corp.(a)(b)	12,500	632,750
MEMC Electronic Materials, Inc.(a)	49,800	1,949,172
Novellus Systems, Inc.(b)	275,800	9,493,036
Sirf Technology Holdings, Inc.(a)(b)	17,200	438,944
Sumco Corp. (Japan)	20,100	1,698,669
Texas Instruments, Inc.	65,100	1,874,880
Tokyo Electron Ltd. (Japan)	20,900	1,643,943
Xilinx, Inc.	226,000	5,381,060

		55,225,828

Software — 2.3%
BMC Software, Inc.(a)	50,200	1,616,440
Cadence Design Systems, Inc.(a)(b)	290,000	5,193,900
Fair Isaac Corp.	19,000	772,350
Intuit, Inc.(a)	33,200	1,012,932
Microsoft Corp.	1,221,700	36,479,962
MicroStrategy, Inc. (Class “A” Stock)(a)(b)	85,500	9,747,855
Oracle Corp.(a)	1,015,400	17,403,956
Symantec Corp.(a)(b)	586,600	12,230,610
Synopsys, Inc.(a)	80,500	2,151,765

		86,609,770

Specialty Retail — 1.2%
Aeropostale, Inc.(a)	113,800	3,513,006
AnnTaylor Stores Corp.(a)	18,700	614,108
Aoyama Trading Co. Ltd. (Japan)	2,200	65,998
Autobacs Seven Co. Ltd. (Japan)	1,900	69,399
Best Buy Co., Inc.	91,400	4,495,966
Esprit Holdings Ltd. (Hong Kong)	7,000	77,969
Group 1 Automotive, Inc.	13,700	708,564
Gymboree Corp.(a)	105,600	4,029,696
Home Depot, Inc.	282,050	11,327,128
Lowe’s Cos., Inc.	238,300	7,423,045
Nobia AB (Sweden)	2,622	100,921
Office Depot, Inc.(a)	142,300	5,431,591
Rent-A-Center, Inc.(a)	18,400	542,984
TJX Cos., Inc.	228,400	6,513,968
USS Co. Ltd. (Japan)	3,190	207,656

		45,121,999

Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.(a)	394,500	16,947,720
Folli – Follie SA (Greece)	1,750	69,071
Fossil, Inc.(a)(b)	13,100	295,798
Gunze Ltd. (Japan)	18,000	90,371
Jones Apparel Group, Inc.	140,200	4,686,886
Liz Claiborne, Inc.	66,100	2,872,706
Puma AG Rudolf Dassler Sport (Germany)(a)	1,471	574,808
Swatch Group AG (Switzerland)	4,940	220,952

		25,758,312

SEE NOTES TO FINANCIAL STATEMENTS.

B43

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance — 0.7%
Countrywide Financial Corp.	107,000	$4,542,150
Fannie Mae	49,400	2,933,866
MGIC Investment Corp.(b)	175,800	10,994,532
PMI Group, Inc. (The)	68,700	3,240,579
Radian Group, Inc.(b)	56,900	3,067,479
Washington Mutual, Inc.	41,300	1,878,737

		26,657,343

Tobacco — 1.0%
Altria Group, Inc.	254,600	21,849,772
British American Tobacco PLC (United Kingdom)	32,134	899,095
Imperial Tobacco Group PLC (United Kingdom)	28,488	1,121,158
Reynolds American, Inc.(b)	196,200	12,845,214
Swedish Match AB (Sweden)	61,000	1,140,528

		37,855,767

Trading Companies & Distributors — 0.1%
Itochu Corp. (Japan)	115,000	942,661
Marubeni Corp. (Japan)	163,000	825,834
Mitsubishi Corp. (Japan)	26,100	490,387
Mitsui & Co. Ltd. (Japan)	75,000	1,123,791
MSC Industrial Direct Co.	12,900	505,035
Sumitomo Corp. (Japan)	80,000	1,197,579

		5,085,287

Transportation Infrastructure
Hopewell Holdings (Hong Kong)	57,000	199,533
Kamigumi Co. Ltd. (Japan)	18,000	147,319
Macquarie Airports Management Ltd. (Australia)	443,638	1,258,330

		1,605,182

Wireless Telecommunication Services — 0.6%
Alltel Corp.	134,200	8,116,416
KDDI Corp. (Japan)	15	101,829
Mobistar SA (Belgium)	1,853	158,137
NTT DoCoMo, Inc. (Japan)	150	237,350
Sprint Nextel Corp.	631,300	11,925,257
Vodafone Group PLC (United Kingdom)	1,336,762	3,703,558

		24,242,547

TOTAL COMMON STOCKS (cost $2,070,322,905)		2,489,162,657

PREFERRED STOCK
Automobiles
Porsche AG (Germany) (cost $566,243)	588	750,541

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 24.9%
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc.,(h)
Notes, 144A
4.75%	08/15/10	Baa2	$2,150	$2,092,195
5.20%	08/15/15	Baa2	1,060	1,009,692
Boeing Capital Corp.,
Sr. Notes
6.10%	03/01/11	A2	925	955,630
Goodrich Corp.,
Notes
6.80%	07/01/36	Baa3	1,018	1,082,968
Lockheed Martin Corp.,
Notes, Ser. B
6.15%	09/01/36	Baa1	120	126,077
Northrop Grumman Corp.,
Gtd. Notes
7.125%	02/15/11	Baa2	3,500	3,733,302
Raytheon Co.,
Notes,
4.50%	11/15/07	Baa2	177	175,598
Sr. Notes
5.50%	11/15/12	Baa2	595	598,734
6.55%	03/15/10	Baa2	870	901,404
Sr. Unsec. Notes
8.30%	03/01/10	Baa2	530	575,408

				11,251,008

Airlines
Continental Airlines, Inc.,
Pass-thru Certs.
6.648%	09/15/17	Baa3	400	415,483
Southwest Airlines Co.,
Notes
6.50%	03/01/12	Baa1	1,005	1,047,889

				1,463,372

Asset Backed Securities — 1.0%
American Express Credit Account Master Trust,(g)(h)
Ser. 2004-4, Class C, 144A
5.82%	03/15/12	Baa2	1,170	1,176,398
Ser. 2004-C, Class C, 144A
5.85%	02/15/12	Baa2	735	736,103
Amortizing Residential Collateral Trust,(g)
2002-BC7 M2
6.70%	10/25/32	AA+(f)	151	150,621
2002-BC9 M1
7.00%	12/25/32	Aa2	2,498	2,532,297
Bank of America Credit Card Trust,(g)
Series 2006-C5, Class C5
5.75%	01/15/16	Baa2	3,209	3,209,657
Bank One Issuance Trust,
Ser. 2003-C1, Class C1
4.54%	09/15/10	Baa2	1,820	1,802,398
CDC Mortgage Capital Trust,(g)
Ser. 2002-HE3, Class M1
7.00%	03/25/33	Aa2	1,160	1,161,247

SEE NOTES TO FINANCIAL STATEMENTS.

B44

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Centex Home Equity,(g)
Ser. 2005-A, Class M2
5.85%	01/25/35	Aa2	$1,790	$1,799,568
Chase Issuance Trust,
Ser. 2005-A4, Class A4
4.23%	01/15/13	Aaa	3,200	3,122,849
Citibank Credit Card Insurance Trust,(g)
Ser. 2006-C1, Class C1
5.75%	02/20/15	Baa2	1,350	1,354,515
Credit-Based Asset Servicing and Securitization,
Ser. 2005-CB6, Class A3
5.12%	07/25/35	Aaa	1,400	1,388,680
Equity One ABS, Inc.,
Ser. 2004-3, Class M1
5.70%	07/25/34	Aa2	1,280	1,272,588
First Franklin Mortgage Loan Trust,(g)
Ser. 2005-FFH1, Class M2
5.87%	06/25/36	Aa2	1,450	1,461,992
Home Equity Asset Trust,(g)
Ser. 2005-7, Class 2A4
5.73%	01/25/36	Aaa	1,100	1,105,332
Household Home Equity Loan Trust,(g)
Ser. 2005-2, Class M2
5.84%	01/20/35	Aa1	736	738,165
MBNA Master Credit Card Trust,
Ser. 1999-J, Class A
7.00%	02/15/12	Aaa	1,830	1,920,289
Morgan Stanley ABS Capital I,(g)
Ser. 2004-NC3, Class M2
6.45%	03/25/34	A2	1,460	1,469,140
Morgan Stanley Dean Witter Capital I,(g)
Ser. 2002-HE1, Class M1
6.25%	07/25/32	Aa2	1,747	1,764,854
Ser. 2002-NC2, Class M2
7.675%	04/25/32	A(f)	456	456,223
Ser. 2002-NC4, Class M1
6.20%	09/25/32	Aaa	1,432	1,463,356
Prestige Auto Receivables Trust,(g)(h)
Ser. 2004-1, Class A2, 144A
3.69%	06/15/11	Aaa	490	485,414
Saxon Asset Securities Trust,(g)
Ser. 2005-2, Class M2
5.79%	10/25/35	Aa2	1,170	1,177,133
Securitized Asset Backed Receivables LLC,(g)
Ser. 2004-OP1, Class M1
5.86%	02/25/34	Aa2	1,325	1,327,634
Ser. 2006-FR3, Class A3
5.57%	05/25/36	Aaa	1,100	1,103,436
SVO VOI Mortgage Corp.,
Ser. 2005-AA, Class A
5.25%	02/20/21	Aaa	759	754,884
WFS Financial Owner Trust,
Ser. 2004-4, Class D
3.58%	05/17/12	A2	571	562,684

				35,497,457

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Automotive — 0.1%
Auburn Hills Trust,
Debs.
12.375%	05/01/20	Baa1	$510	$752,984
DaimlerChrysler NA Holding Corp.,
Gtd. Notes
8.50%	01/18/31	Baa1	279	332,131
Equus Cayman Finance Ltd. (Cayman Islands),(h)
Notes, 144A
5.50%	09/12/08	Baa3	315	314,102
Hyundai Motor Manufacturing LLC,(h)
Gtd. Notes, 144A
5.30%	12/19/08	Baa3	500	496,570
Johnson Controls, Inc.,
Sr. Notes
5.50%	01/15/16	Baa1	310	303,953
Oshkosh Truck Corp.,(i)
Bank Loan
7.37%	12/06/13	Ba3	2,000	2,001,875

				4,201,615

Banking — 0.6%
Banco Bradesco (Cayman Islands),
Notes
8.75%	10/24/13	A2	550	627,000
Bank of America Corp.,(b)
Sub. Notes
5.75%	08/15/16	Aa3	1,775	1,811,611
Bank of America NA,
Sub. Notes
6.00%	10/15/36	Aa2	410	422,122
Bank One Corp.,
Sub. Notes
7.875%	08/01/10	A1	2,250	2,440,600
Barclays Bank PLC (United Kingdom),(g)(h)
Notes, 144A
5.926%	12/15/49	Aa3	1,900	1,923,919
Citigroup, Inc.,
Sub. Notes
5.00%	09/15/14	Aa2	454	443,284
5.625%	08/27/12	Aa2	2,800	2,840,513
6.125%	08/25/36	Aa2	570	593,540
First Union National Bank,
Sub. Notes
7.80%	08/18/10	Aa3	2,100	2,258,869
HSBC Bank USA,
Sr. Notes
3.875%	09/15/09	Aa2	250	242,396
Icici Bank Ltd. (Singapore),(h)
Notes, 144A
5.75%	11/16/10	Baa2	1,070	1,068,304
J.P. Morgan Chase & Co.,
Sr. Notes
5.25%	05/30/07	Aa3	210	209,920
Sub. Notes
4.60%	01/17/11	Aa3	720	702,637
6.50%	01/15/09	A1	1,100	1,121,019

SEE NOTES TO FINANCIAL STATEMENTS.

B45

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Banking (cont’d.)
Capital XVIII, Series R
6.95%	08/17/36	A2	$690	$746,355
Mizuho Finance Ltd. (Cayman Islands),(h)
Bank Gtd. Notes, 144A
5.79%	04/15/14	A2	815	819,779
MUFG Capital Finance 1 Ltd. (Cayman Islands),(g)
Gtd. Notes
6.346%	07/25/49	Baa2	800	812,556
Santander Central Hispano Issuances (Cayman Islands),
Bank Gtd. Notes
7.625%	09/14/10	A1	695	750,856
Washington Mutual Bank,
Sub. Notes
5.65%	08/15/14	A3	290	290,401
Wells Fargo Bank,
Sub. Notes
4.75%	02/09/15	Aa1	585	560,082
6.45%	02/01/11	Aa1	65	67,881

				20,753,644

Brokerage — 0.3%
Bear Stearns Co., Inc. (The),
Unsec. Notes
5.30%	10/30/15	A1	515	508,183
Goldman Sachs Group Inc. (The),
Sub. Notes
6.45%	05/01/36	A1	1,615	1,680,267
Lehman Brothers Holdings, Inc.,
Notes
6.625%	01/18/12	A1	1,670	1,764,501
Merrill Lynch & Co.,
Notes
4.79%	08/04/10	Aa3	295	290,985
5.45%	07/15/14	Aa3	160	160,854
Notes, Ser. M.T.N.
4.25%	02/08/10	Aa3	1,170	1,136,900
5.00%	01/15/15	Aa3	460	448,129
5.77%(b)	07/25/11	Aa3	520	531,482
Morgan Stanley,
Notes
5.30%	03/01/13	Aa3	845	842,472
5.375%	10/15/15	Aa3	395	391,467
Sub. Notes
4.75%	04/01/14	A1	1,170	1,118,669
Sr. Unsec. Notes, M.T.N.
5.75%	10/18/16	Aa3	1,300	1,319,076

				10,192,985

Building Materials & Construction — 0.1%
American Standard, Inc.,
Gtd. Notes
7.625%	02/15/10	Baa3	770	806,999
CRH America, Inc.,
Gtd. Notes
6.00%	09/30/16	Baa1	720	726,764

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Building Materials & Construction (cont’d.)
Hanson PLC (United Kingdom),
Sr. Unsub. Notes
7.875%	09/27/10	Baa1	$1,000	$1,075,980
Lafarge SA (France),
Notes
6.15%	07/15/11	Baa2	910	931,431
Owens Corning, Inc.,(h)
Sr. Unsec. Notes, 144A
6.50%	12/01/16	Baa3	550	558,711
Ryland Group, Inc. (The),
Sr. Notes
5.375%	06/01/08	Baa3	440	437,053

				4,536,938

Cable — 0.2%
AT&T Broadband LLC
9.455%	11/15/22	Baa2	255	330,209
Comcast Corp.,
Gtd. Notes
6.45%	03/15/37	Baa2	1,315	1,315,710
Sr. Unsec. Notes
6.50%	11/15/35	Baa2	450	453,178
Cox Communications, Inc.,
Notes, Class A
6.75%	03/15/11	Baa3	950	993,145
7.875%	08/15/09	Baa3	1,275	1,349,284
CSC Holdings, Inc.,
Sr. Notes
7.875%	12/15/07	B2	1,970	1,994,625

				6,436,151

Capital Goods — 0.3%
Cameron International Corp.,
Sr. Notes
2.65%	04/15/07	Baa1	330	327,318
Caterpillar Financial Services Corp., M.T.N.
5.50%	03/15/16	A2	825	825,456
Caterpillar, Inc.,
Debs.
7.25%	09/15/09	A2	700	734,961
ERAC USA Finance Co.,(h)
Gtd. Notes, 144A
7.35%	06/15/08	Baa1	1,950	1,998,809
Fedex Corp.,
Gtd. Notes
7.25%	02/15/11	Baa2	400	426,183
Notes
2.65%	04/01/07	Baa2	1,600	1,589,132
Honeywell International, Inc.,
Sr. Unsec. Notes
5.70%	03/15/36	A2	140	139,198
Sr. Unsub. Notes
6.125%	11/01/11	A2	1,095	1,134,334
Stena AB (Sweden),
Sr. Notes
7.50%	11/01/13	Ba3	1,160	1,145,500

SEE NOTES TO FINANCIAL STATEMENTS.

B46

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Capital Goods (cont’d.)
Tyco International Group SA (Bermuda),
Gtd. Notes
6.00%	11/15/13	Baa3	$1,265	$1,308,863
United Technologies Corp.,
Debs.
8.875%	11/15/19	A2	460	596,388
Notes
6.35%	03/01/11	A2	825	857,812
Waste Management, Inc.,
Gtd. Notes
7.75%	05/15/32	Baa3	220	259,481

				11,343,435

Chemicals — 0.1%
Dow Chemical Co. (The),
Debs.
5.97%	01/15/09	A3	390	394,323
Gtd. Notes
5.625%	12/01/13	Baa3	720	710,919
9.875%	03/01/09	B2	1,083	1,115,490
Sr. Notes
6.125%	02/01/11	A3	685	704,173
Lubrizol Corp.,
Sr. Notes
4.625%	10/01/09	Baa3	860	843,610
Monsanto Co.,
Sr. Unsec. Notes, Ser. 1
5.50%	07/30/35	Baa1	500	471,201
Union Carbide Corp.,
Debs.
7.50%	06/01/25	Ba2	460	489,224

				4,728,940

Collateralized Mortgage Obligations — 0.3%
Banc of America Mortgage Securities,(g)
Ser. 2005-A, Class 2A1
4.46%	02/25/35	Aaa	1,208	1,180,214
Ser. 2005-B, Class 2A1
4.39%	03/25/35	Aaa	1,166	1,137,339
Bank of America Alternative Loan Trust,
Ser. 2005-12, Class 3CB1
6.00%	01/25/36	Aaa	4,460	4,462,158
Countrywide Alternative Loan Trust,
Ser. 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	1,854	1,797,407
Master Alternative Loan Trust,
Ser. 2004-4, Class 4A1
5.00%	04/25/19	Aaa	599	584,894
Structured Adjustable Rate Mortgage Loan,(g)
Ser. 2004-1, Class 4A3
4.17%	02/25/34	Aaa	1,190	1,177,582
Washington Mutual Mortgage,
Pass-Through Certificates, Ser. 2005-1, Class 3A
5.00%	03/25/20	AAA(f)	665	656,710

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Collateralized Mortgage Obligations (cont’d.)
Washington Mutual, Inc.,(g)
Ser. 2002-AR15, Class A5
4.38%	12/25/32	Aaa	$584	$577,934

				11,574,238

Commercial Mortgage Backed Securities — 3.0%
Banc of America Commercial Mortgage, Inc.,(g)
Ser. 2003-2, Class A3
4.873%	03/11/41	AAA(f)	2,500	2,457,900
Ser. 2004-2, Class A4
4.153%	11/10/38	Aaa	2,800	2,683,139
Ser. 2005-1 , Class ASB
4.8645%	11/10/42	AAA(f)	900	893,066
Ser. 2006-2, Class A4
5.7405%	05/10/45	AAA(f)	2,300	2,378,314
Bear Stearns Commercial Mortgage Securities,(g)
Ser. 2004-T16, Class A-6
4.75%	02/13/46	AAA(f)	4,500	4,342,649
Ser. 2005-T18, Class AAB
4.823%	02/13/42	Aaa	1,775	1,731,350
Ser. 2005-T20, Class AAB
5.1394%	10/12/42	Aaa	2,400	2,390,715
Citigroup Commercial Mortgage Trust,(g)
Ser. 2006-C4 A3
5.72%	03/15/49	Aaa	1,775	1,832,464
Commercial Mortgage Pass-Through Certificate, I/O,(g)(h)
Ser. 2004-LB2A, Class X2, 144A
0.978%	03/10/39	AAA(f)	12,788	347,115
CS First Boston Mortgage Securities Corp.,
Ser. 2004-C3, Class A4
4.835%	07/15/36	Aaa	880	862,996
Ser. 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,400	1,343,775
CS Mortgage Capital Certificate Corp.,
Ser. 2006-C1, Class A4(g)
5.557%	02/15/39	AAA(f)	2,700	2,743,383
Ser. 2006-C4, Class A3
5.467%	09/15/39	Aaa	4,100	4,131,554
DLJ Commercial Mortgage Corp.,
Ser. 2000-CF1, Class A1B
7.62%	06/10/33	AAA(f)	2,709	2,881,389
General Electric Capital Commercial Mortgage Corp., I/O,(g)
Ser. 2004-C2, Class X2
0.597%	03/10/40	Aaa	23,404	457,759
Greenwich Capital Commercial Funding Corp.,
Ser. 2003-C1, Class A4
4.111%	07/05/35	Aaa	7,700	7,235,476
Ser. 2003-C2, Class A3
4.533%	01/05/36	Aaa	2,750	2,678,845
GS Mortgage Securities Corp. II,
Ser. 2006-GG6, Class AAB(g)
5.587%	04/10/38	AAA(f)	6,650	6,736,145
J.P. Morgan Chase Commercial Mortgage Securites Corp.,
Ser. 2005-LDP2, Class ASB
4.659%	07/15/42	Aaa	6,350	6,156,544

SEE NOTES TO FINANCIAL STATEMENTS.

B47

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Ser. 2005-LDP4, Class A4(g)
4.918%	10/15/42	Aaa	$2,500	$2,427,027
Ser. 2006-CB16, Class ASB
5.523%	05/12/45	Aaa	3,900	3,940,943
Ser. 2006-CB17, Class A4
5.429%	12/12/43	Aaa	4,750	4,774,091
Ser. 2006-LDP6, Class X2, I/O,(g)
0.881%	04/15/43	Aaa	149,768	863,395
Ser. 2006-LDP8, Class ASB
5.37%	05/15/45	Aaa	3,700	3,701,879
J.P. Morgan Commercial Mortgage Finance Corp.,
Ser. 2000-C10, Class A2
7.371%	08/15/32	Aaa	7,766	8,159,598
Ser. 2003-CB6, Class A2
5.255%	07/12/37	Aaa	2,100	2,097,686
J.P. Morgan Chase & Co.,(g)
Ser. 2005-CB13, Class A4
5.294%	01/12/43	Aaa	2,340	2,342,120
Ser. 2005-LDP5, Class A4
5.1793%	12/15/44	Aaa	5,000	4,981,750
KeyCorp.,
Ser. 2000-C1, Class A2
7.727%	05/17/32	Aaa	8,605	9,107,176
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C8, Class A3
4.83%	11/15/27	Aaa	1,460	1,434,369
Ser. 2004-C6, Class A5(g)
4.826%	08/15/29	AAA(f)	3,910	3,826,652
Ser. 2006-C3 A4(g)
5.661%	03/15/39	Aaa	4,580	4,690,120
Merrill Lynch Mortgage Trust,
Ser. 2004-KEY2, Class A3
4.615%	08/12/39	Aaa	2,000	1,935,700
Merrill Lynch/Countrywide Commercial Mortgage,(g)
Ser. 2006-2, Class A4
5.910%	06/12/46	Aaa	1,795	1,875,872

				110,442,956

Consumer — 0.1%
Realogy Corp.,(h)
Notes, 144A
6.15%	10/15/11	Baa2	975	996,313
Western Union Co.,(h)
Notes, 144A
5.93%	10/01/16	A3	585	579,399
Whirlpool Corp.,
Notes
6.125%	06/15/11	Baa2	965	982,387

				2,558,099

Electric — 0.6%
Appalachian Power Co.,
Sr. Notes, Ser. J
4.40%	06/01/10	Baa2	620	598,977
Arizona Public Service Co.,
Unsec. Notes
6.25%	08/01/16	Baa2	1,490	1,524,583

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
Baltimore Gas & Electric Co.,(h)
Sr. Unsec., 144A
6.35%	10/01/36	Baa2	$550	$561,453
Boston Edison Co.,
Debs.
4.875%	04/15/14	A1	565	548,686
Carolina Power & Light Co.,
First Mtge.
5.25%	12/15/15	A3	525	516,243
CenterPoint Energy Houston Electric LLC,
Mtge. Bonds, Ser. J2
5.70%	03/15/13	Baa2	740	745,375
Mtge. Bonds, Ser. K2
6.95%	03/15/33	Baa2	590	653,860
Con Edison Co. of New York,
Sr. Unsec. Notes
5.375%	12/15/15	A1	730	725,221
Consumers Energy Co.,
First Mtge. Bonds, Ser. B
5.375%	04/15/13	Baa2	325	321,855
Dominion Resources, Inc.,
Sr. Notes, Ser. D
5.125%	12/15/09	Baa2	970	963,809
Duke Capital LLC, Sr. Notes
6.25%	02/15/13	Baa2	235	242,130
8.00%	10/01/19	Baa2	107	124,393
El Paso Electric Co.,
Sr. Unsec. Notes
6.00%	05/15/35	Baa3	670	642,248
Empresa Nacional de Electricidad S.A. (Chile),
Bonds, Ser. B
8.50%	04/01/09	Baa3	1,070	1,136,051
Notes
8.625%	08/01/15	Baa3	360	423,698
Energy East Corp.,
Notes
6.75%	09/15/33	Baa2	630	661,708
Exelon Corp.,
Notes
4.90%	06/15/15	Baa2	155	146,199
FirstEnergy Corp.,
Notes, Ser. C
7.375%	11/15/31	Baa3	615	700,384
Florida Power & Light Co.,
First Mtge.
5.95%	10/01/33	Aa3	295	303,181
Indiana Michigan Power Co.,
Sr. Notes
5.05%	11/15/14	Baa2	460	439,606
National Rural Utilities Cooperative Finance Corp.,
Notes, Ser. C, M.T.N.
7.25%	03/01/12	A2	185	201,036
Nevada Power Co.,
Mtge. Bonds, Ser. O
6.50%	05/15/18	Ba1	1,080	1,119,593

SEE NOTES TO FINANCIAL STATEMENTS.

B48

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
NiSource Finance Corp.,
Gtd. Notes
5.25%	09/15/17	Baa3	$245	$229,627
5.45%	09/15/20	Baa3	350	325,972
Ohio Edison Co.,
Sr. Unsec. Notes
6.40%	07/15/16	Baa2	775	809,924
6.875%	07/15/36	Baa2	115	125,205
Oncor Electric Delivery Co.,
Debs.
7.00%	09/01/22	Baa2	475	510,937
Sec. Notes
6.375%	01/15/15	Baa2	345	355,618
7.25%	01/15/33	Baa2	250	281,757
Pacific Gas & Electric Co.,
Unsec. Notes
6.05%	03/01/34	Baa1	1,550	1,563,292
Pepco Holdings, Inc.,
Notes
5.50%	08/15/07	Baa3	565	564,547
PPL Electric Utilities Corp.,
Sec. Notes
6.25%	08/15/09	A3	1,500	1,534,551
Southern California Edison Co.,
First Mtge.
4.65%	04/01/15	A2	470	444,137
5.625%	02/01/36	A2	355	343,642
Xcel Energy, Inc.,
Sr. Notes
3.40%	07/01/08	Baa1	605	587,287
6.50%	07/01/36	Baa1	445	470,163
7.00%	12/01/10	Baa1	190	200,399

				21,647,347

Energy - Integrated — 0.1%
ConocoPhilips Canada Funding Co. (Canada),
Gtd. Notes
5.625%	10/15/16	A1	1,695	1,703,057
ConocoPhillips Co.,
Notes
8.75%	05/25/10	A1	1,505	1,667,658
ConocoPhillips Holding Co.,
Sr. Notes
6.95%	04/15/29	A1	375	425,954
Marathon Oil Corp.,
Notes
6.125%	03/15/12	Baa1	310	319,249
TNK-BP Finance SA,(h)
Gtd. Notes, 144A
7.50%	07/18/16	Baa2	450	478,688

				4,594,606

Energy - Other — 0.2%
Anadarko Finance Co. (Canada),
Gtd. Notes, Ser. B
7.50%	05/01/31	Baa2	5	5,673

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Energy - Other (cont’d.)
Anadarko Petroleum Corp.,
Sr. Unsec. Notes
5.95%	09/15/16	Baa2	$905	$906,894
6.45%	09/15/36	Baa2	460	464,828
Devon Financing Corp. ULC,
Gtd. Notes
7.875%	09/30/31	Baa2	225	270,703
Encana Corp. (Canada),
Bonds
6.50%	08/15/34	Baa2	290	298,872
Halliburton Co.,
Sr. Unsec. Notes
5.50%	10/15/10	Baa1	150	149,733
Occidental Petroleum Corp.,(b)
Sr. Notes
6.75%	01/15/12	A3	735	779,784
Talisman Energy, Inc. (Canada),
Notes
5.125%	05/15/15	Baa2	170	161,196
Sr. Unsec.
6.25%	02/01/38	Baa2	545	525,822
Valero Energy Corp.,
Sr. Unsec. Notes
7.50%	04/15/32	Baa3	145	165,431
Weatherford International Ltd. (Bermuda),
Gtd. Notes
6.50%	08/01/36	Baa1	575	577,225
Woodside Finance Ltd. (Austrailia),(h)
Gtd. Notes, 144A
5.00%	11/15/13	Baa1	1,315	1,269,583
XTO Energy Inc.,
Sr. Unsec. Notes
5.65%	04/01/16	Baa2	325	321,289

				5,897,033

Foods — 0.4%
Archer-Daniels-Midland Co.,
Debs.
8.125%	06/01/12	A2	300	338,006
Bottling Group LLC,
Sr. Unsec. Notes
5.50%	04/01/16	A3	385	383,587
Bunge Ltd. Finance Corp.,(b)
Notes
5.35%	04/15/14	Baa2	1,040	999,553
Cadbury Schweppes US Finance,(h)
Gtd. Notes, 144A
3.875%	10/01/08	Baa2	810	788,843
Cargill, Inc.,(h)
Notes, 144A
3.625%	03/04/09	A2	1,875	1,810,959
ConAgra Foods, Inc.,
Notes
7.875%	09/15/10	Baa2	430	465,336
Sr. Notes
7.125%	10/01/26	Baa2	355	389,478

SEE NOTES TO FINANCIAL STATEMENTS.

B49

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foods (cont’d.)
General Mills, Inc.,
Notes
5.125%	02/15/07	Baa1	$350	$349,750
Heinz Co.,(h)
Notes 144A
6.428%	12/01/08	Baa2	1,290	1,313,014
Kellogg Co.,
Notes, Ser. B
6.60%	04/01/11	A3	1,875	1,966,313
Kraft Foods, Inc.,
Notes
5.25%	06/01/07	A3	300	299,765
Sr. Unsec. Notes
5.625%	11/01/11	A3	850	859,035
Kroger Co., (The)
Gtd. Notes
6.75%	04/15/12	Baa2	45	47,219
6.80%	04/01/11	Baa2	670	701,191
Sr. Notes
7.00%	05/01/18	Baa2	565	597,080
Tricon Global Restaurants,
Sr. Notes
8.875%	04/15/11	Baa2	180	201,919
Tyson Foods, Inc.,
Sr. Unsec. Notes
6.85%	04/01/16	Ba1	735	754,715
Whitman Corp.,
Notes
6.375%	05/01/09	Baa1	1,530	1,556,559

				13,822,322

Gaming — 0.1%
Harrah’s Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	625	612,594
Mandalay Resorts Group,
Sr. Sub. Notes
9.375%	02/15/10	B1	10	10,700
Station Casinos Inc.,
6.625%	03/15/18	Ba3	1,500	1,286,250

				1,909,544

Healthcare & Pharmaceutical — 0.5%
Abbott Laboratories,
Notes
5.875%	05/15/16	A1	1,965	2,024,011
Amerisourcebergen Corp.,
Gtd. Notes
5.625%	09/15/12	Ba1	915	899,513
Baxter International, Inc.,
Sr. Unsec. Notes
5.196%	02/16/08	Baa1	860	857,835
Boston Scientific Corp.,
Sr. Notes
6.40%	06/15/16	Baa3	2,075	2,099,810

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Healthcare & Pharmaceutical (cont’d.)
Cardinal Health, Inc.,
Unsub. Notes
5.85%	12/15/17	Baa2	$1,305	$1,297,665
Genentech, Inc.,
Sr. Notes
4.75%	07/15/15	A1	280	268,053
HCA, Inc.,
Bank Loan(i)
8.125%	11/14/13	Ba3	2,000	2,021,924
Sr. Unsec.
6.25%	02/15/13	Caa1	30	26,550
Laboratory Corp. of America Holdings,
Sr. Unsec. Notes
5.625%	12/15/15	Baa3	730	717,661
Merck & Co., Inc.,
Bonds
5.75%	11/15/36	Aa3	980	969,473
Debs.
5.95%	12/01/28	Aa3	165	166,605
Pharmacia Corp.,
Debs.
6.60%	12/01/28	Aa1	185	209,439
Schering-Plough Corp.,
Sr. Notes
5.55%	12/01/13	Baa1	1,580	1,584,577
Teva Pharmaceutical Finance LLC,
Gtd. Notes
6.15%	02/01/36	Baa2	1,295	1,258,256
Ventas Realty LP,
Sr. Notes
6.625%	10/15/14	Ba2	2,410	2,464,224
Wyeth,
Unsub. Notes
5.50%	03/15/13	A3	910	915,888
5.50%	02/01/14	A3	255	256,308
6.45%	02/01/24	A3	60	64,188

				18,101,980

Healthcare Insurance — 0.2%
Aetna, Inc.,
Sr. Unsub. Notes
5.75%	06/15/11	A3	390	395,937
6.625%	06/15/36	A3	615	657,659
Anthem, Inc.,
Notes
3.50%	09/01/07	Baa1	1,560	1,538,931
Coventry Health Care, Inc.,
Sr. Notes
6.125%	01/15/15	Ba1	990	975,646
United Health Group, Inc.,
Sr. Unsec. Notes
5.25%	03/15/11	A3	1,350	1,345,374
5.375%	03/15/16	A3	770	762,511
Wellpoint, Inc.,
Notes
5.00%	12/15/14	Baa1	860	832,609
5.95%	12/15/34	Baa1	635	624,780

				7,133,447

SEE NOTES TO FINANCIAL STATEMENTS.

B50

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Insurance — 0.2%
Allstate Corp. (The),
Sr. Notes
5.55%	05/09/35	A1	$145	$139,444
5.95%	04/01/36	A1	540	549,162
American International Group, Inc.,
Notes
4.25%	05/15/13	Aa2	1,080	1,012,681
5.60%	10/18/16	Aa2	1,040	1,049,673
Sr. Notes
5.05%	10/01/15	Aa2	180	175,028
AXA SA (France),
Sub. Notes
8.60%	12/15/30	A3	155	200,967
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.75%	05/15/12	Aaa	830	813,471
Liberty Mutual Group, Inc.,(h)
Bonds, 144A
7.00%	03/15/34	Baa3	850	875,112
Marsh & Mclennan Cos., Inc.,
Sr. Unsec. Notes
5.15%	09/15/10	Baa2	265	260,352
5.75%	09/15/15	Baa2	160	157,410
MetLife, Inc.,
Sr. Notes
5.70%	06/15/35	A2	1,020	996,780
6.125%	12/01/11	A2	335	346,306
6.375%	06/15/34	A2	400	427,145
St. Paul Travelers Cos., Inc. (The),
Sr. Unsec. Notes
6.75%	06/20/36	A3	685	757,148
W.R. Berkley Corp.,
Sr. Notes
5.60%	05/15/15	Baa2	555	545,163
6.15%	08/15/19	Baa2	460	457,714
XL Capital Ltd. (Cayman Islands),
Sr. Notes
5.25%	09/15/14	A3	85	83,302

				8,846,858

Lodging — 0.1%
Carnival Corp. (Panama),
Gtd. Notes
3.75%	11/15/07	A3	2,205	2,175,126
P&O Princess (United Kingdom),
Notes
7.30%	06/01/07	A3	260	261,825

				2,436,951

Media & Entertainment — 0.2%
CBS Corp.,
Gtd. Notes
7.875%	07/30/30	Baa3	320	335,337
Chancellor Media Corp.,
Gtd. Notes
8.00%	11/01/08	Baa3	575	597,804

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Media & Entertainment (cont’d.)
Idearc, Inc.,(i)
Bank Loan
7.3762%	11/09/14	Ba2	$1,500	$1,507,501
Knight Ridder, Inc.,
Debs.
6.875%	03/15/29	Ba1	70	66,377
News America, Inc.,
Gtd. Notes
7.625%	11/30/28	Baa2	1,050	1,177,425
Time Warner, Inc.,
Debs.
9.15%	02/01/23	Baa2	505	624,729
Gtd. Notes
6.50%	11/15/36	Baa2	315	313,527
6.75%	04/15/11	Baa2	640	669,957
7.25%	10/15/17	Baa2	790	862,983
Viacom, Inc.,
Sr. Notes,
6.25%	04/30/16	Baa3	650	645,497
6.875%	04/30/36	Baa3	680	672,302
Walt Disney Co.,
Notes
5.375%	06/01/07	A3	225	225,151

				7,698,590

Metals — 0.1%
Alcan, Inc. (Canada),
Notes
4.50%	05/15/13	Baa1	115	108,254
5.00%	06/01/15	Baa1	600	570,680
Peabody Energy Corp.,
Gtd. Notes
7.375%	11/01/16	Ba1	1,200	1,278,000
Southern Copper Corp.,
Sr. Notes
7.50%	07/27/35	Baa2	955	1,035,494
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
6.875%	11/21/36	Baa3	710	728,209
8.25%	01/17/34	Baa3	240	284,290

				4,004,927

Municipals
Illinois St., Taxable Pension, G.O.,
5.10%	06/01/33	Aa3	975	933,290

Non Captive Finance — 0.3%
Capital One Bank Corp.,
Sub. Notes
6.50%	06/13/13	A3	20	21,083
Capital One Financial Corp.,
Notes
5.50%	06/01/15	A3	265	264,817
Sr. Notes, M.T.N.
5.70%	09/15/11	A3	600	608,893
Sub. Notes
6.15%	09/01/16	Baa1	80	82,737

SEE NOTES TO FINANCIAL STATEMENTS.

B51

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Non Captive Finance (cont’d.)
CIT Group Funding Co. (Canada),
Gtd. Notes
5.20%	06/01/15	A2	$680	$658,636
CIT Group, Inc.,
Sr. Notes
4.25%	02/01/10	A2	400	387,407
5.50%	11/30/07	A2	990	992,181
General Electric Capital Corp.,
Notes
5.50%	04/28/11	Aaa	2,895	2,929,204
Notes, M.T.N.
4.875%	10/21/10	Aaa	1,070	1,058,744
Notes, Ser. A, M.T.N.
6.125%	02/22/11	Aaa	5	5,169
6.75%	03/15/32	Aaa	850	973,486
Household Finance Corp.,
Notes
4.75%	05/15/09	Aa3	370	365,997
4.75%	07/15/13	Aa3	150	145,449
HSBC Finance Corp.,
Sr. Notes
5.70%	06/01/11	Aa3	440	447,604
International Lease Finance Corp.,
Unsub. Notes
3.50%	04/01/09	A1	580	557,915
Residential Capital Corp.,
Gtd. Notes
6.00%	02/22/11	Baa3	1,630	1,626,916
Sr. Unsec. Notes
6.375%	06/30/10	Baa3	480	485,586

				11,611,824

Packaging
Ball Corp.,
Gtd. Notes
6.625%	03/15/18	Ba1	1,900	1,890,500
Paper
Plum Creek Timberlands LP,
Gtd. Notes
5.875%	11/15/15	Baa3	690	678,043
Weyerhaeuser Co.,
Debs.
7.375%	03/15/32	Baa2	390	407,092

				2,975,635

Pipelines & Other — 0.2%
Atmos Energy Corp.,
Notes
4.00%	10/15/09	Baa3	1,680	1,616,160
Duke Energy Field Services LLC,
Notes
7.875%	08/16/10	Baa2	1,760	1,893,129
Enterprise Products Operating LP,
Gtd. Notes, Ser. B
6.875%	03/01/33	Baa3	140	146,183
Sr. Notes
4.625%	10/15/09	Baa3	740	724,522

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Pipelines & Other(cont’d.)
Sr. Notes, Ser. B
4.00%	10/15/07	Baa3	$780	$770,458
Kinder Morgan Finance Co. ULC (Canada),
Gtd. Notes
5.70%	01/05/16	Baa2	735	674,376
Oneok Inc.,
Sr. Unsec. Notes
5.51%	02/16/08	Baa2	1,290	1,289,084
Oneok Partners LP,
Notes
6.65%	10/01/36	Baa2	605	618,813
Sempra Energy,
Sr. Notes
4.621%	05/17/07	Baa1	630	627,597
Sr. Unsec. Notes
6.00%	02/01/13	Baa1	90	91,790

				8,452,112

Railroads — 0.1%
Burlington Northern Santa Fe Corp., Debs.
6.70%	08/01/28	Baa1	670	728,857
Norfolk Southern Corp., Sr. Notes
7.80%	05/15/27	Baa1	18	22,011
Sr. Unsec. Notes
5.64%	05/17/29	Baa1	477	460,873
Union Pacific Corp., Notes
3.625%	06/01/10	Baa2	1,375	1,297,452
6.625%	02/01/08	Baa2	1,390	1,406,140
6.65%	01/15/11	Baa2	750	783,848

				4,699,181

Real Estate Investment Trusts — 0.1%
Brandywine Operating Partners LP,
Gtd. Notes
5.75%	04/01/12	Baa3	1,295	1,303,890
ERP Operating LP,
Notes
5.125%	03/15/16	Baa1	345	335,056
Mack-Cali Realty LP,
Notes
7.25%	03/15/09	Baa2	1,270	1,311,491
Post Apartment Homes LP,
Notes
6.30%	06/01/13	Baa3	660	676,702
Sr. Notes
5.45%	06/01/12	Baa3	435	426,089
Simon Property Group LP,
Unsec. Notes
5.75%	05/01/12	A3	1,500	1,515,376

				5,568,604

Retailers — 0.1%
Federated Retail Holdings, Inc.,
Gtd. Notes
5.90%	12/01/16	Baa1	290	289,549
Gap, Inc.,
Notes
6.90%	09/15/07	Baa3	1,230	1,238,516

SEE NOTES TO FINANCIAL STATEMENTS.

B52

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Retailers (cont’d.)
Home Depot, Inc.,
Sr. Unsec. Notes
5.40%	03/01/16	Aa3	$295	$288,524
5.875%	12/16/36	Aa3	560	549,541
May Department Stores Co. (The),
Notes
6.65%	07/15/24	Baa1	830	822,357
Wal-Mart Stores, Inc.,
Bonds
5.25%	09/01/35	Aa2	245	224,983

				3,413,470

Structured Notes — 0.1%
Trains HY-1 2006,(b)(h)
Sec. Notes, 144A
7.548%	05/01/16	B1	2,880	2,938,982

Technology — 0.3%
Electronic Data Systems Corp.,
Notes
7.45%	10/15/29	Ba1	120	131,315
Equifax, Inc.,
Notes
4.95%	11/01/07	Baa1	320	317,777
Freescale Semiconductor, Inc.,(h)
Sr. Notes, 144A
8.875%	12/15/14	B1	1,100	1,095,875
International Business Machines Corp.,
Debs.
5.875%	11/29/32	A1	1,150	1,173,857
Jabil Circuit, Inc.,
Sr. Notes
5.875%	07/15/10	Baa3	1,875	1,861,733
Motorola, Inc.,
Notes
4.608%	11/16/07	Baa1	950	943,641
Sr. Notes
8.00%	11/01/11	Baa1	99	109,550
NXP Funding LLC,(h)
Secd. Notes, 144A
7.875%	10/15/14	Ba2	2,000	2,067,499
Oracle Corp. and Ozark Holding, Inc.,
Notes
5.00%	01/15/11	A3	980	970,135
Xerox Corp.,
Sr. Unsec. Notes
6.40%	03/15/16	Baa3	1,239	1,265,329

				9,936,711

Telecommunications — 0.7%
ALLTEL Ohio LP,(h)
Gtd. Notes, 144A
8.00%	08/15/10	A2	323	346,322
America Movil SA de CV (Mexico),
Unsec. Notes
6.375%	03/01/35	A3	580	565,873
AT&T Corp.,
Sr. Notes
8.00%	11/15/31	A2	615	763,017

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
AT&T Wireless Services, Inc.,
Notes
8.125%	05/01/12	Baa1	$640	$720,172
Sr. Notes
8.75%	03/01/31	Baa1	879	1,142,318
AT&T, Inc.,
Notes
4.125%(b)	09/15/09	A2	1,070	1,039,242
5.30%	11/15/10	A2	1,260	1,260,174
BellSouth Corp.,
Notes
4.20%	09/15/09	A2	1,175	1,142,261
British Telecom PLC (United Kingdom),
Bonds
7.00%	05/23/07	Baa1	1,265	1,270,798
9.125%	12/15/30	Baa1	210	287,254
Cingular Wireless LLC,
Sr. Notes
7.125%	12/15/31	Baa1	505	559,415
Deutsche Telekom International Finance BV (Netherlands),
Gtd. Notes
8.25%	06/15/30	A3	295	362,655
Embarq Corp.,
Notes
7.082%	06/01/16	Baa3	350	356,307
7.995%	06/01/36	Baa3	1,100	1,144,689
France Telecom SA (France),
Notes
8.50%	03/01/31	A3	375	492,273
Koninklijke (Royal) KPN NV (Netherlands),
Sr. Unsub. Notes
8.00%	10/01/10	Baa2	530	571,862
Nextel Communications, Inc.,
Sr. Notes, Ser. F
5.95%	03/15/14	Baa3	1,160	1,129,627
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	Baa3	295	295,297
8.75%	03/15/32	Baa3	230	276,831
Sprint Nextel Corp.
Usec. Notes
6.00%	12/01/16	Baa3	1,580	1,539,911
Telecom Italia Capital SA,
Gtd. Notes
5.25%	11/15/13	Baa2	320	305,116
6.375%	11/15/33	Baa2	395	373,207
7.20%	07/18/36	Baa2	1,630	1,702,889
Telecomunicaciones de Puerto Rico, Inc. (Puerto Rico),
Gtd. Notes
6.80%	05/15/09	Baa1	3,065	3,128,659
Telefonica Emisiones SAU (Spain),
Gtd. Notes
6.421%	06/20/16	Baa1	580	598,338
7.045%	06/20/36	Baa1	1,420	1,508,277

SEE NOTES TO FINANCIAL STATEMENTS.

B53

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
TELUS Corp. (Canada),
Notes
8.00%	06/01/11	Baa2	$1,255	$1,372,389
US Cellular Corp.,
Sr. Notes
6.70%	12/15/33	Baa3	470	441,393
Verizon Global Funding Corp.,
Notes
7.75%	12/01/30	A3	105	123,163
Sr. Notes
5.85%	09/15/35	A3	625	598,592
Vodafone Group PLC (United Kingdom),
Sr. Notes
7.75%	02/15/10	A3	800	852,546

				26,270,867

Tobacco
Altria Group, Inc.,
Debs.
7.75%	01/15/27	Baa1	292	354,164
Notes
7.65%	07/01/08	Baa1	590	608,271

				962,435

Foreign Government Bonds — 0.4%
Korea Development Bank (Korea),
Notes
4.75%	07/20/09	A3	1,180	1,164,892
Pemex Project Funding Master Trust,
Gtd. Notes
5.75%	12/15/15	Baa1	1,480	1,469,640
8.625%	12/01/23	Baa1	350	430,938
Petrobras International Finance Co. (Cayman Islands),
Bonds
8.375%	12/10/18	Baa2	935	1,114,988
Quebec Province (Canada),
Notes(b)
4.60%	05/26/15	Aa2	735	706,827
Sr. Unsec. Notes
5.75%	02/15/09	Aa2	500	506,855
Republic of Italy (Italy),
Notes
5.375%	06/15/33	A+(f)	800	788,862
Republic of Malaysia (Malaysia),
Bonds
7.50%	07/15/11	A3	300	326,455
Republic of South Africa (South Africa),
Notes
6.50%	06/02/14	Baa1	475	499,344
Russian Government International Bond (Russia),(h)
Unsub. Notes, 144A
11.00%	07/24/18	Baa2	735	1,064,831
The Export-Import Bank of Korea (Korea),(h)
Notes, 144A
4.125%	02/10/09	Aa3	860	839,755

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foreign Government Bonds (cont’d.)
United Mexican States Global Bond (Mexico),
Notes
5.625%(b)	01/15/17	Baa1	$1,644	$1,645,644
7.50%(b)	01/14/12	Baa1	1,290	1,413,840
8.125%	12/30/19	Baa1	816	991,440
Notes, M.T.N.
6.75%	09/27/34	Baa1	1,070	1,155,600

				14,119,911

Mortgage Backed Securities — 9.2%
Federal Home Loan Mortgage Corp.,
4.50%	02/01/19-07/01/20(e)		7,367	7,105,395
5.00%	TBA 30 YR		6,000	5,788,128
5.00%	07/01/18-05/01/34(e)		12,511	12,242,066
5.252%(g)	12/01/35(e)		4,125	4,111,678
5.50%	TBA 30 YR		8,000	7,910,000
5.50%	12/01/33-06/01/34(e)		10,835	10,727,327
6.00%	TBA 30 YR		15,000	15,107,820
6.00%	03/01/32-12/01/33(e)		3,778	3,819,081
6.50%	12/01/14(e)		493	503,946
7.00%	01/01/31-11/01/33(e)		5,110	5,256,972
Federal National Mortgage Assn.,
4.00%	06/01/19(e)		2,245	2,116,103
4.50%	11/01/18-01/01/35(e)		15,583	14,937,562
4.932%(g)	07/01/33(e)		851	847,915
5.00%	TBA 15 YR		7,500	7,371,090
5.00%	TBA 30 YR		13,000	12,549,056
5.00%	10/01/18-07/01/35(e)		39,832	38,582,669
5.50%	TBA 15 YR		7,500	7,497,660
5.50%	TBA 30 YR		44,000	43,477,500
5.50%	03/01/16-10/01/35(e)		38,460	38,101,678
6.00%	TBA 30 YR		27,500	27,680,455
6.00%	04/01/13-02/01/35(e)		21,211	21,401,687
6.50%	TBA 30 YR		12,000	12,225,000
6.50%	07/01/17-11/01/36(e)		12,857	13,112,473
7.00%	08/01/11-07/01/32(e)		1,625	1,675,713
7.50%	06/01/12-05/01/32(e)		1,180	1,217,376
Government National Mortgage Assn.,
5.50%	TBA 30 YR		5,500	5,472,500
5.50%	02/15/33-07/15/35(e)		9,953	9,914,809
6.00%	02/15/33-06/20/34(e)		2,927	2,967,807
6.50%	10/15/23-07/15/35(e)		7,468	7,673,424
8.00%	01/15/24-04/15/25(e)		263	278,246

				341,673,136

U.S. Government Agency Obligations — 2.7%
Federal Farm Credit Bank,
5.125%	08/25/16		1,020	1,031,957
Federal Home Loan Bank,
4.375%	10/03/08		8,140	8,041,335
4.50%	05/13/11		160	157,106
4.75%	06/11/08-12/16/16		9,320	9,256,029
4.875%	11/18/11(b)		4,420	4,402,431
5.00%	10/16/09		14,165	14,105,946
5.125%	08/08/08		6,280	6,284,245
5.375%	08/19/11(b)		6,755	6,870,544
5.60%	01/03/08		11,400	11,400,057

SEE NOTES TO FINANCIAL STATEMENTS.

B54

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
U.S. Government Agency Obligations (cont’d.)
Federal Home Loan Mortgage Corp.,
4.75%	11/03/09-01/18/11		$1,285	$1,277,608
5.00%	12/14/18, M.T.N.		4,420	4,315,829
5.125%	10/18/16		250	252,141
5.25%	07/18/11, M.T.N.(b)		4,300	4,351,462
5.40%	02/28/11, M.T.N.		8,150	8,145,289
Federal National Mortgage Assn.,
4.25%	07/27/07		4,021	3,998,342
4.875%	12/15/16		25	24,720
5.00%	10/15/11, M.T.N.(b)		3,510	3,517,775
5.125%	04/15/11(b)		5,305	5,342,936
6.125%	03/15/12		6,260	6,591,361
Tennessee Valley Authority,
5.88%	04/01/36		990	1,088,516

				100,455,629

U.S. Government Treasury Obligations — 1.6%
United States Treasury Bonds,
4.50%	02/15/36(b)		2,140	2,035,007
6.00%	02/15/26		115	130,426
6.875%	08/15/25		545	674,693
8.125%	08/15/21		3,665	4,891,343
8.75%	08/15/20		1,270	1,755,775
9.00%	11/15/18		987	1,357,202
9.125%	05/15/18		730	1,004,035
United States Treasury Inflation Index Bonds,
0.875%	04/15/10		1,950	1,848,780
1.625%	01/15/15		1,390	1,308,581
1.875%	07/15/13-07/15/15		2,693	2,593,023
2.00%	01/15/14-01/15/26		5,349	5,151,474
2.375%	04/15/11-01/15/25		3,083	3,069,626
2.50%	07/15/16		1,174	1,183,223
3.00%	07/15/12		1,589	1,635,083
3.375%	01/15/12-04/15/32		824	922,227
3.50%	01/15/11		818	851,277
3.625%	01/15/08-04/15/28		2,635	2,905,027
3.875%	01/15/09-04/15/29		2,527	2,924,239
4.25%	01/15/10		792	833,149

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
United States Treasury Notes,
4.00%	06/15/09(j)		$680	$668,286
4.50%	11/30/11(b)		2,840	2,814,707
4.625%	09/30/08-11/15/16(b)		10,035	9,985,916
4.875%	05/15/09		475	476,039
5.00%	07/31/08		25	25,041
United States Treasury Strips, I/O,
Zero	02/15/19-05/15/19(b)		18,593	10,323,571

				61,367,750

TOTAL LONG-TERM BONDS (cost $934,320,145)				926,453,980

TOTAL LONG-TERM INVESTMENTS (cost $3,005,209,293)				3,416,367,178

SHORT-TERM INVESTMENTS — 19.0%
U.S. Government Obligations — 0.1%
United States Treasury Bill(j) (cost $4,555,226)
4.80%	03/15/07		4,600	4,556,134
			Shares
Affiliated Money Market Mutual Funds — 18.9%
Dryden Core Investment Fund —Dryden Short-Term Bond Series(d)			13,906,281	139,201,877
Dryden Core Investment Fund —Taxable Money Market Series (cost $563,645,944; includes $305,547,916 of cash collateral for securities on loan) (Note 4)(c)(d)			563,645,944	563,645,944

TOTAL SHORT-TERM INVESTMENTS (cost $707,324,483)				707,403,955

TOTAL INVESTMENTS — 110.7% (cost $3,712,533,776)				4,123,771,133

LIABILITIES IN EXCESS OF OTHER ASSETS(k) — (10.7)%				(400,220,143)

TOTAL NET ASSETS — 100.0%				$3,723,550,990

SEE NOTES TO FINANCIAL STATEMENTS.

B55

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
I/O	Interest Only
M.T.N.	Medium Term Note
TBA	To Be Announced Security

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $293,454,272; cash collateral of $305,547,916 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of Dryden Core Investment Fund — Taxable Money Market Series and the Dryden Core Investment Fund — Dryden Short-Term Bond Series.

(e)	Securities segregated as collateral for TBAs.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security.

(h)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(i)	Indicates a security that has been deemed illiquid.

(j)	Security segregated as collateral for futures contracts.

(k)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts and interest rate swap and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
93	2-Yr. U.S. T-Notes	Mar. 07	$18,974,906	$19,036,112	$(61,206)
1,173	5-Yr. U.S. T-Notes	Mar. 07	123,238,313	124,338,000	(1,099,687)
527	U.S. Long Bond	Mar. 07	58,727,562	59,447,798	(720,236)
183	S&P 500 Index	Mar. 07	65,349,300	65,056,225	293,075

					(1,588,054)

Short Positions:
150	10-Yr. U.S. T-Notes	Mar. 07	16,120,313	16,302,148	181,835

					$(1,406,219)

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized (Depreciation)
Merrill Lynch Capital Services, Inc.(a)	11/02/2016	$5,260	5.151	3 month LIBOR	$(17,440)

(a)	The Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized (Depreciation)
Deutsche Bank AG(a)	05/25/2036	$1,000	2.74%	Fieldstone Mortgage Investment Corp., Ser. 2006-1, Class M9 7.62%, due 05/25/36	$(809)
Deutsche Bank AG(a)	06/25/2036	1,000	2.52%	Residential Asset Securities Corp., Ser. 2006-EMX4, Class M9 7.32%, 06/25/36	(4,116)

					$(4,925)

(a)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B56

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Affiliated Money Market Mutual Funds (including 8.2% of collateral received for securities on loan)	18.9%
Mortgage Backed Securities	9.2
Oil, Gas & Consumable Fuels	5.2
Healthcare & Pharmaceutical	5.1
Diversified Financial Services	4.0
Commercial Banks	3.6
Insurance	3.1
Telecommunications	3.1
Capital Markets	3.0
Commercial Mortgage Backed Securities	3.0
Computers & Peripherals	2.7
U.S. Government Agency Obligations	2.7
Food & Staples Retailing	2.4
Software	2.3
Aerospace & Defense	2.2
Media & Entertainment	2.1
Healthcare Providers & Services	2.0
Industrial Conglomerates	2.0
Energy Equipment & Services	1.8
Electric	1.7
U.S. Government Treasury Obligations	1.6
Semiconductors & Semiconductor Equipment	1.5
Electronic Equipment & Instruments	1.4
Household Products	1.3
Retailers	1.2
Beverages	1.2
Communications Equipment	1.2
Hotels, Restaurants & Leisure	1.2
Specialty Retail	1.2
Internet Software & Services	1.1
Machinery	1.1
Asset Backed Securities	1.0
Tobacco	1.0
Metals & Mining	0.9
Chemicals	0.8
Automobiles	0.7
Healthcare Equipment & Supplies	0.7
Road & Rail	0.7
Textiles, Apparel & Luxury Goods	0.7
Thrifts & Mortgage Finance	0.7
Banking	0.6
Biotechnology	0.6
Independent Power Producers & Energy Traders	0.6
Multi-Utilities	0.5
Air Freight & Logistics	0.4
Commercial Services & Supplies	0.4
Construction & Engineering	0.4
Consumer Finance	0.4
Foreign Government Bonds	0.4
Office Electronics	0.4
Real Estate Investment Trusts	0.4
Brokerage	0.3
Capital Goods	0.3
Collateralized Mortgage Obligations	0.3
Non Captive Finance	0.3
Technology	0.3
Building Materials & Construction	0.2

Cable	0.2%
Household Durables	0.2
Internet & Capital Retail	0.2
Leisure Equipment & Products	0.2
Life Sciences, Tools & Services	0.2
Pipelines & Other	0.2
Real Estate Management & Development	0.2
Airlines	0.1
Auto Components	0.1
Consumer	0.1
Containers & Packaging	0.1
Diversified Consumer Services	0.1
Gaming	0.1
Lodging	0.1
Personal Products	0.1
Railroads	0.1
Structured Notes	0.1
Trading Companies & Distributors	0.1
U.S. Government Obligations	0.1

110.7
Liabilities in excess of other assets	(10.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B57

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 96.7%		Value (Note 2)
COMMON STOCKS	Shares
Australia — 1.8%
Allco Finance Group Ltd.	104,171	$1,057,289
AWB Ltd.	271,500	659,873
BlueScope Steel Ltd.	251,400	1,704,796
Commonwealth Bank of Australia	61,000	2,375,467
CSR Ltd.	173,200	512,074
Macquarie Bank Ltd.	71,300	4,431,689
Quantas Airways Ltd.	515,500	2,124,773
Santos Ltd.	82,000	638,155
Smorgon Steel Group Ltd.	936,900	1,374,401
Telstra Corp. Ltd.	445,700	1,456,475
Zinifex Ltd.	30,000	442,177

		16,777,169

Austria — 0.7%
Boehler-Uddeholm AG	23,200	1,626,190
Erste Bank der Oesterreichischen Sparkassen AG	28,352	2,174,445
Raiffeisen International Bank-Holding AG	11,400	1,738,254
Voestalpine AG	9,500	536,354

		6,075,243

Belgium — 0.4%
Fortis	74,100	3,161,392
InBev NV	14,600	962,476

		4,123,868

Bermuda — 0.4%
Tyco International Ltd.	132,900	4,040,160

Brazil — 0.7%
Banco Itau Holding Financeira, ADR	44,600	1,612,290
Cia de Concessoes Rodoviarias	74,500	1,006,003
Gol Linhas Aereas Inteligentes SA, ADR(b)	19,800	567,666
Localiza Rent A Car SA	15,300	460,110
Natura Cosmeticos SA	82,400	1,162,818
Petroleo Brasilerio SA, ADR	20,000	1,869,599

		6,678,486

Canada — 0.8%
Manulife Financial Corp.	102,500	3,458,710
Shoppers Drug Mart Corp.	50,100	2,151,961
Suncor Energy, Inc.	25,400	1,999,285

		7,609,956

Chile — 0.1%
Cencosud SA, ADR, 144A	26,600	1,248,162

China — 0.9%
China Merchants Bank Co. Ltd.(a)	217,500	460,820
Focus Media Holding Ltd., ADR(a)	15,800	1,048,962
Foxconn International Holdings Ltd.(a)	215,000	701,237
Industrial & Commercial Bank of China(a)	9,354,000	5,808,444

		8,019,463

Colombia — 0.1%
BanColombia SA, ADR	32,400	1,009,260

Denmark — 0.2%
Danske Bank A/S	36,600	1,626,292

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Finland — 0.4%
Perlos Oyj	73,300	$339,625
Rautaruukki Oyj	39,900	1,587,994
Stora Enso Oyj (Class R Stock)	88,600	1,403,472

		3,331,091

France — 6.8%
Arkema(a)	530	27,236
BNP Paribas SA	79,260	8,647,401
Capgemini SA	29,100	1,826,553
Cie Generale D’Optique Essilor International SA	21,500	2,311,630
Ciments Francais	5,200	998,746
CNP Assurances	10,300	1,150,261
Compagnie Generale des Etablissements Michelin (Class B Stock)	24,600	2,354,300
Credit Agricole SA	58,900	2,477,136
Eurazeo	13,945	1,991,748
Groupe Danone	39,000	5,910,105
Iliad SA	9,000	781,731
L’Oreal SA	63,400	6,352,135
LVMH Moet Hennessy Louis Vuitton SA	37,700	3,978,767
Natixis	57,000	1,601,162
Peugeot SA	26,000	1,722,923
Rallye SA	13,400	725,763
Renault SA	11,800	1,417,464
Schneider Electric SA	8,900	988,040
Societe Generale	5,300	899,716
Total SA	21,200	1,529,378
Total SA, ADR	85,000	6,113,200
Valeo SA	30,700	1,277,765
Veolia Environnement	53,900	4,155,184
Vinci SA	21,600	2,760,055
Vivendi Universal SA	31,700	1,239,043

		63,237,442

Germany — 2.5%
BASF AG	39,300	3,843,624
Bayer AG	21,600	1,164,185
Bijou Brigitte AG	1,900	374,708
DaimlerChrysler AG	24,800	1,536,353
Deutsche Bank AG	21,900	2,936,574
Deutsche Telekom AG	57,400	1,052,453
E.ON AG	29,600	4,035,883
MAN AG	18,200	1,650,745
SAP AG	35,800	1,906,372
ThyssenKrupp AG	60,200	2,840,935
TUI AG	45,600	914,348
Volkswagen AG	10,200	1,157,405

		23,413,585

Greece — 0.3%
Motor Oil Hellas Corinth Refineries SA	31,000	798,786
National Bank of Greece SA, ADR(b)	248,200	2,308,260

		3,107,046

Hong Kong — 1.3%
Chaoda Modern Agriculture	1,203,600	773,585
China Mobile Ltd.	407,500	3,512,630

SEE NOTES TO FINANCIAL STATEMENTS.

B58

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Hong Kong (cont’d.)
CITIC International Financial Holdings Ltd.	1,095,000	$980,895
Citic Pacific Ltd.	324,500	1,115,995
Esprit Holdings Ltd.	227,500	2,534,000
Hopson Devolpment Holdings Ltd.	198,000	559,683
Li & Fung Ltd.	981,600	3,047,702

		12,524,490

India — 0.6%
HDFC Bank Ltd., ADR	10,200	769,896
Infosys Technologies Ltd., ADR	95,500	5,210,480

		5,980,376

Ireland — 0.6%
Anglo Irish Bank Corp. PLC (Irish Stock Exchange)	108,100	2,241,768
Anglo Irish Bank Corp. PLC (London Exchange)	21,100	435,899
IAWS Group, PLC	29,300	750,340
Irish Life & Permanent PLC	86,900	2,408,949

		5,836,956

Italy — 1.6%
Banche Popolari Unite Scpa	33,200	912,447
Benetton Group SpA	46,500	887,585
ENI SpA	121,400	4,083,258
Luxottica Group SpA	127,600	3,921,230
Saipem SpA	147,800	3,851,326
Sanpaolo IMI SpA	53,700	1,247,601

		14,903,447

Japan — 10.6%
Aeon Mall Co. Ltd.	28,000	1,581,073
Alpine Electronics, Inc.	41,600	621,259
Alps Electric Co. Ltd.	49,700	538,684
Asahi Breweries Ltd.	89,400	1,428,614
Asahi Kasei Corp.	226,100	1,482,363
Canon, Inc.	83,700	4,712,323
Capcom Co. Ltd.	55,200	991,149
Cosmo Oil Co. Ltd.	303,300	1,231,566
Daiwa Securities Group, Inc.	89,400	1,000,583
Denki Kagaku Kogyo K K	224,900	933,264
Denso Corp.	130,800	5,186,322
Fanuc Ltd.	24,100	2,365,216
Fuji Heavy Industries Ltd.	233,000	1,196,081
Hitachi Ltd.	202,900	1,263,842
Hokkaido Electric Power Co., Inc.	53,200	1,358,691
Hokuetsu Paper Mills Ltd.	68,900	387,301
Honda Motor Co. Ltd.	95,400	3,765,360
Honeys Co. Ltd.	14,300	531,180
Hosiden Corp.	51,900	556,946
Hoya Corp.	52,700	2,054,080
Jupiter Telecommunications Co.(a)	1,529	1,232,443
Kaken Pharmaceutical Co. Ltd.	129,500	1,009,971
Kansai Electric Power Co., Inc. (The)	126,000	3,391,924
Keyence Corp.	10,550	2,604,152
KK Davinci Advisors(a)	598	592,678
Komatsu Ltd.	113,000	2,287,105
Kurabo Industries Ltd.	173,100	447,569

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Japan (cont’d.)
Kyowa Hakko Kogyo Co. Ltd.	118,000	$1,008,496
Kyushu Electric Power Co., Inc.	30,700	809,592
Marubeni Corp.	191,700	971,241
Mori Seiki Co. Ltd.	17,400	388,498
Nippon Oil Corp.	284,200	1,900,570
Nippon Paper Group, Inc.	300	1,129,735
Nippon Telegraph and Telephone Corp.	500	2,465,744
Nissan Motor Co. Ltd.	200,100	2,414,547
Nomura Holdings, Inc.	109,900	2,073,236
NSK Ltd.	110,400	1,087,570
NTT DoCoMo, Inc.	1,600	2,531,728
Oji Paper Co., Ltd.	185,000	980,106
Okasan Holdings, Inc.	63,100	403,564
ORIX Corp.	21,700	6,292,829
Osaka Gas Co. Ltd.	439,300	1,632,816
Promise Co., Ltd.	5,100	157,919
Rengo Co. Ltd.	118,900	759,115
Ricoh Co. Ltd.	95,600	1,946,923
Santen Pharmaceutical Co. Ltd.	26,700	751,074
Sharp Corp.	120,000	2,063,289
Sumitomo Corp.	83,000	1,242,488
Suruga Bank Ltd.	119,000	1,473,756
Takefuji Corp.	19,000	751,566
Tanabe Seiyaku Co. Ltd.	143,600	1,877,842
Tohoku Electric Power Co., Inc.	38,900	972,318
Toppan Printing Co. Ltd.	85,000	936,447
Toyota Motor Corp.	35,000	2,342,445
Toyota Motor Corp., ADR	59,828	8,035,500
Yamada Denki Co. Ltd.	11,500	976,135
Yamaha Motor Co. Ltd.	82,500	2,593,284
Yokohama Rubber Co. Ltd. (The)	174,300	1,050,506

		98,772,618

Mexico — 1.2%
America Movil — Ser. L, ADR	80,618	3,645,546
America Movil SA de CV	1,490,500	3,360,972
Wal-Mart de Mexico SA de CV	926,900	4,078,085

		11,084,603

Netherlands — 1.9%
ABN AMRO Holding NV	22,700	729,648
Aegon NV	108,800	2,073,886
Heineken NV, ADR	132,745	3,153,424
ING Groep NV	81,100	3,595,999
Royal Dutch Shell PLC, ADR	31,500	2,229,885
Royal KPN NV	172,200	2,448,147
Royal Numico NV	31,400	1,689,063
TomTom NV(a)	30,900	1,334,629

		17,254,681

New Zealand — 0.1%
Fisher & Paykel Appliances Holdings Ltd.	319,700	864,477

Norway — 0.2%
Norsk Hydro ASA	70,500	2,187,861

Portugal — 0.1%
Energias de Portugal SA	231,100	1,171,440

SEE NOTES TO FINANCIAL STATEMENTS.

B59

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Russia — 0.1%
CTC Media, Inc.(a)	18,800	$451,388

Singapore — 0.8%
CapitaLand Ltd.	1,121,000	4,511,035
MobileOne Ltd.	433,700	606,351
Neptune Orient Lines Ltd.	432,800	587,414
Singapore Airlines Ltd.	152,000	1,730,852

		7,435,652

South Africa — 0.2%
Naspers Ltd.	32,200	762,157
Sasol Ltd.	21,500	793,354

		1,555,511

South Korea — 0.2%
Samsung Electronics Co. Ltd., GDR	5,300	1,743,700

Spain — 1.5%
Banco Bilbao Vizcaya Argentaria SA	83,800	2,017,704
Banco Santander Central Hispano SA	146,800	2,740,086
Inditex SA	80,700	4,347,393
Repsol YPF SA	93,200	3,223,338
Telefonica SA	55,700	1,185,247

		13,513,768

Sweden — 1.0%
Electrolux AB, Ser. B(a)	68,800	1,376,814
Husqvarna AB (Class B Stock)	68,800	1,075,322
Modern Times Group (Class B Stock)	12,200	801,934
Nordea Bank AB	244,700	3,770,967
Telefonaktiebolaget LM Ericsson (Class B Stock)	665,000	2,685,858

		9,710,895

Switzerland — 4.7%
ABB Ltd.	394,900	7,081,300
Baloise Holding AG	21,900	2,189,101
Credit Suisse Group	68,700	4,806,463
EFG International(a)	35,100	1,323,632
Georg Fischer AG	2,500	1,619,819
Kuehne & Nagel International AG	24,500	1,782,458
Nestle SA	11,010	3,912,458
Nobel Biocare Holding AG	4,150	1,226,949
Rieter Holding AG	2,200	1,151,005
Roche Holdings AG	22,050	3,953,980
SGS SA	1,560	1,738,597
Swiss Reinsurance	8,000	680,181
Swisscom AG	2,900	1,097,764
Syngenta AG	8,200	1,525,597
UBS AG	19,400	1,178,966
UBS AG — New	110,336	6,656,571
Verwalt & Privat-Bank AG	2,578	687,608
Zurich Financial Services AG	5,900	1,588,182

		44,200,631

Taiwan — 0.4%
High Tech Computer Corp. GDR	5,300	419,641
HON HAI Precision Industry Co. Ltd., GDR	200,740	2,830,434

		3,250,075

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
United Kingdom — 10.6%
Acergy SA(a)	55,600	$1,070,054
Alliance & Leicester PLC	76,000	1,693,419
AstraZeneca PLC	31,100	1,670,910
Aviva PLC	60,000	965,677
Barclays PLC	299,200	4,276,545
BG Group PLC	389,700	5,287,767
BP PLC	317,700	3,530,138
Bradford & Bingley PLC	178,100	1,639,840
BT Group PLC	756,400	4,465,267
Cairn Energy PLC(a)	38,300	1,349,083
Capita Group PLC	207,000	2,460,184
Carphone Warehouse Group PLC	170,400	1,047,630
Davis Service Group PLC	900	8,881
DSG International PLC	566,000	2,122,237
GKN PLC	263,300	1,433,192
GlaxoSmithKline PLC	37,400	984,191
Hanson PLC	70,700	1,066,598
HBOS PLC	468,800	10,390,648
Imperial Chemical Industries PLC	123,100	1,089,445
Interserve PLC	174,800	1,372,443
Legal & General Group PLC	359,600	1,108,942
Lloyds TSB Group PLC	346,200	3,873,931
Man Group PLC	258,500	2,645,838
Northern Foods PLC	211,500	475,195
Northern Rock PLC	127,900	2,950,017
Northumbrian Water Group PLC	73,500	440,370
Old Mutual PLC	319,100	1,088,700
Reckitt Benckiser PLC	118,500	5,415,366
Rolls-Royce Group PLC, B Share entitlement(a)	19,021,610	0
Rolls-Royce Group PLC	516,600	4,528,961
Rotork PLC	48,800	797,838
Royal & Sun Alliance Insurance Group PLC	300,200	896,374
Royal Bank of Scotland Group PLC (The)	57,300	2,235,994
Royal Dutch Shell PLC (Class B Stock)	195,600	6,855,363
Standard Chartered PLC	98,000	2,862,883
Tate & Lyle PLC	71,300	1,072,857
Taylor Woodrow PLC	148,300	1,237,697
Tesco PLC	776,100	6,146,740
Tomkins PLC	113,100	544,208
Tullow Oil PLC	81,300	633,552
Vedanta Resources PLC	55,500	1,326,836
Vodafone Group PLC	1,437,175	3,981,757

		99,043,568

United States — 42.9%
Alltel Corp.	24,100	1,457,568
Altria Group, Inc.	23,600	2,025,352
American Express Co.	36,900	2,238,723
American International Group, Inc.	47,100	3,375,186
Ameriprise Financial, Inc.	40,200	2,190,900
Amylin Pharmaceuticals, Inc.(a)(b)	69,351	2,501,491
Anheuser-Busch Cos., Inc.(b)	69,900	3,439,080
AT&T, Inc.(b)	95,200	3,403,400
Avon Products, Inc.	72,300	2,388,792

SEE NOTES TO FINANCIAL STATEMENTS.

B60

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
United States (cont’d.)
Baker Hughes, Inc.	69,600	$5,196,336
Bank of America Corp.	114,800	6,129,172
Boeing Co.	48,208	4,282,799
Boston Scientific Corp.(a)	75,300	1,293,654
Bowater, Inc.	34,100	767,250
Bristol-Myers Squibb Co.	44,800	1,179,136
Burlington Northern Santa Fe Corp.	104,640	7,723,478
Campbell Soup Co.	38,100	1,481,709
CB Richard Ellis Group, Inc.(a)	19,527	648,296
CBS Corp. (Class B Stock)	35,500	1,106,890
ChevronTexaco Corp.	79,700	5,860,341
Cisco Systems, Inc.(a)	259,467	7,091,233
Citigroup, Inc.	151,144	8,418,721
Coca-Cola Co. (The)	77,000	3,715,250
Comcast Corp. (Class A Stock)(a)(b)	277,261	11,736,458
Dow Chemical Co. (The)	28,900	1,154,266
Dow Jones & Co., Inc.(b)	36,900	1,402,200
Duke Energy Corp.(b)	94,700	3,144,987
E.I. du Pont de Nemours & Co.	59,100	2,878,761
Entergy Corp.	33,700	3,111,184
Exxon Mobil Corp.	78,300	6,000,129
Fannie Mae	33,800	2,007,382
Federated Department Stores, Inc.	87,364	3,331,189
FedEx Corp.	72,454	7,869,953
Fifth Third Bancorp	70,900	2,901,937
Genentech, Inc.(a)	115,170	9,343,742
General Dynamics Corp.	85,774	6,377,297
General Electric Co.	194,500	7,237,345
General Mills, Inc.	31,300	1,802,880
General Motors Corp.(b)	48,900	1,502,208
Genworth Financial, Inc.	41,200	1,409,452
Genzyme Corp.(a)	53,839	3,315,406
Goldman Sachs Group, Inc.	60,328	12,026,387
H&R Block, Inc.	75,400	1,737,216
Hartford Financial Services Group, Inc.	27,700	2,584,687
Home Depot, Inc. (The)	76,100	3,056,176
Honeywell International, Inc.	77,600	3,510,624
Idearc, Inc.(a)	3,430	98,270
Illinois Tool Works, Inc.	41,200	1,903,028
Intel Corp.	241,099	4,882,255
International Business Machines Corp.	40,000	3,886,000
International Paper Co.	96,800	3,300,880
Johnson & Johnson	53,100	3,505,662
JPMorgan Chase & Co.	146,800	7,090,440
KB Home	46,405	2,379,648
Las Vegas Sands Corp.(a)	69,310	6,201,859
Lehman Brothers Holdings, Inc.	92,040	7,190,165
Lennar Corp. (Class A Stock)	66,220	3,473,901
Liberty Media Holdings Corp. — Capital (Class A Stock)(a)	19,780	1,938,044
Liberty Media Holdings Corp. — Interactive (Class A Stock)(a)	92,000	1,984,440

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
United States (cont’d.)
Lincoln National Corp.	27,100	$1,799,440
Lockheed Martin Corp.	72,935	6,715,125
Lowe’s Cos., Inc.(b)	177,308	5,523,144
Marsh & McLennan Cos., Inc.	154,800	4,746,168
Mellon Financial Corp.(b)	74,200	3,127,530
Merck & Co., Inc.	99,600	4,342,560
Merrill Lynch & Co., Inc.	33,500	3,118,850
Microsoft Corp.	161,700	4,828,362
Monsanto Co.	108,571	5,703,235
Morgan Stanley	44,100	3,591,063
Murphy Oil Corp.(b)	51,600	2,623,860
New York Times Co. (The) (Class A Stock)(b)	67,700	1,649,172
Newell Rubbermaid, Inc.	86,500	2,504,175
NiSource, Inc.	112,400	2,708,840
Nordstrom, Inc.	106,497	5,254,562
NRG Energy, Inc.(a)(b)	19,264	1,078,977
Nucor Corp.	20,700	1,131,462
PepsiCo, Inc.	14,897	931,807
Pfizer, Inc.	144,500	3,742,550
Praxair, Inc.	91,780	5,445,307
Procter & Gamble Co. (The)	136,019	8,741,941
Qwest Communications International, Inc.(a)(b)	171,400	1,434,618
RadioShack Corp.(b)	67,800	1,137,684
Raytheon Co.	49,100	2,592,480
Schering-Plough Corp.(b)	96,500	2,281,260
Schlumberger Ltd.	76,167	4,810,708
Sprint Nextel Corp.	145,000	2,739,050
St. Joe Co. (The)(b)	49,051	2,627,662
St. Paul Travelers Cos., Inc. (The)	39,700	2,131,493
Starbucks Corp.(a)(b)	83,311	2,950,876
State Street Corp.	41,000	2,765,040
Station Casinos, Inc.	43,314	3,537,454
Target Corp.	90,204	5,146,138
Time Warner Cos., Inc.	191,500	4,170,870
U.S. Bancorp	111,600	4,038,804
Union Pacific Corp.	97,444	8,966,797
United Technologies Corp.	81,039	5,066,558
UnitedHealth Group, Inc.	247,272	13,285,925
Verizon Communications, Inc.	68,600	2,554,664
Viacom, Inc. (Class B Stock)(a)	39,200	1,608,376
Wal-Mart Stores, Inc.	56,400	2,604,552
Walt Disney Co.	65,100	2,230,977
Waste Management, Inc.	82,600	3,037,202
Wells Fargo & Co.	125,405	4,459,402
Wyeth	48,100	2,449,252
Wynn Resorts Ltd.(b)	78,188	7,337,944

		400,465,131

TOTAL LONG-TERM INVESTMENTS (cost $752,362,931)		902,248,491

SEE NOTES TO FINANCIAL STATEMENTS.

B61

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

SHORT-TERM INVESTMENT — 7.5%	Shares	Value (Note 2)
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $70,116,659 includes $50,850,856 of cash collateral received for securities on loan) (Note 4)(c)(d)	70,116,659	$70,116,659

TOTAL INVESTMENTS(e) — 104.2% (cost $822,479,590)		972,365,150

LIABILITIES IN EXCESS OF OTHER ASSETS — (4.2)%		(39,506,254)

TOTAL NET ASSETS — 100.0%		$932,858,896

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
144A	Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $48,803,921; cash collateral of $50,850,856 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(e)	As of December 31, 2006, 80 securities representing $128,063,028 and 13.7% of the net assets were fair valued in accordance with policies adopted by the Board of Trustees.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Commercial Banks	9.3%
Affiliated Money Market Mutual Fund (including 5.5% of collateral received for securities on loan)	7.5
Oil, Gas & Consumable Fuels	7.0
Capital Markets	6.8
Telecommunications	4.7
Automobiles	4.3
Food & Staples Retailing	3.8
Aerospace & Defense	3.6
Insurance	3.6
Media	3.4
Diversified Financial Services	3.3
Household Durables	3.3
Pharmaceuticals	3.1
Utilities	2.9
Chemicals	2.7
Specialty Retail	2.3
Hotels, Restaurants & Leisure	2.2
Electric Equipment & Instruments	2.1
Road & Rail	1.8
Biotechnology	1.6
Beverages	1.5
Multiline Retail	1.5
Health Care Providers & Services	1.4
Industrial Conglomerates	1.4
Metals & Mining	1.4
Software	1.4
Machinery	1.2
Communications Equipment	1.1
Energy Equipment & Services	1.1
Personal Products	1.1
Real Estate Management & Development	1.1
Consumer Finance	1.0
Textiles, Apparel & Luxury Goods	1.0
Commercial Services & Supplies	0.9
Paper & Forest Products	0.9
Air Freight & Logistics	0.8
Office Electronics	0.7
Semiconductors & Semiconductor Equipment	0.7
Thrifts & Mortgage Finance	0.7
Airlines	0.5
Computers & Peripherals	0.5
Distributors	0.5
Health Care Equipment & Supplies	0.5
Construction & Engineering	0.4
Marine	0.3
Construction Materials	0.2
Diversified Consumer Services	0.2
Internet & Catalog Retail	0.2
IT Services	0.2
Tobacco	0.2
Containers & Packaging	0.1
Independent Power Producers & Energy Traders	0.1
Transportation Infrastructure	0.1

104.2
Liabilities in excess of other assets	(4.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B62

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 93.2%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Asset Backed Securities — 3.8%
Small Business Administration Participation Certificates,
Series 1996-20J, Class 1	7.20%	10/01/16	$4,437	$4,607,951
Series 1997-20A, Class 1	7.15%	01/01/17	4,311	4,471,480
Series 1997-20G, Class 1	6.85%	07/01/17	1,376	1,422,139
Series 1998-20I, Class 1	6.00%	09/01/18	2,863	2,921,201

				13,422,771

Collateralized Mortgage Obligations — 6.6%
Federal Home Loan Mortgage Corp.,
Series 2496, Class PM	5.50%	09/15/17	2,819	2,789,991
Series 2501, Class MC	5.50%	09/15/17	2,000	2,005,337
Series 2513, Class HC	5.00%	10/15/17	2,339	2,267,501
Series 2518, Class PV	5.50%	06/15/19	1,920	1,896,040
Federal National Mortgage Association,
Series 1993-29, Class PH	6.50%	01/25/23	178	177,297
Series 2002-18, Class PC	5.50%	04/25/17	5,000	5,027,849
Series 2002-57, Class ND	5.50%	09/25/17	2,600	2,603,574
Series 2002-94, Class HQ	4.50%	01/25/18	6,419	6,063,051
Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 4A-3(a)	4.17%	02/25/34	684	677,110

				23,507,750

Commercial Mortgage Backed Securities — 5.8%
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A5(a)	4.857%	07/10/43	1,750	1,695,191
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2000-WF1, Class A1(b)	7.64%	02/15/32	683	695,331
Series 2004-T16, Class A5	4.60%	02/13/46	4,200	4,045,327
Series 2005-PWR8, Class A4	4.674%	06/11/41	1,750	1,675,310
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A4	4.686%	07/15/37	1,750	1,674,679
First Union National Bank Commercial Mortgage Trust,
Series 2000-C1, Class A1	7.739%	05/17/32	386	390,016
Series 2000-C2, Class A1	6.94%	10/15/32	266	265,296
GS Mortgage Securities Corp. II, Series 2003-C1, Class A3	4.608%	01/10/40	6,800	6,572,978
Merrill Lynch Mortgage Trust, Series 2006-C1, Class ASB	5.66%	05/12/39	1,500	1,535,100
Morgan Stanley Capital I, Series 2005-T19, Class AAB	4.852%	06/12/47	1,375	1,346,279
Morgan Stanley Dean Witter I, Series 2001-TOP1, Class A2	6.32%	02/15/33	612	614,196

				20,509,703

Foreign Government Bonds — 1.6%
Australian Government Bond, Series 415	6.25%	04/15/15	AUD 1,045	842,381
Deutsche Bundesrepublik, Series 06	4.00%	07/04/16	EUR 2,080	2,753,655
Japanese Government Bond, Series 90	2.20%	09/20/26	JPY 51,950	445,338
Norwegian Government Bonds	5.00%	05/15/15	NOK 9,400	1,570,151

				5,611,525

Mortgage Backed Securities — 43.9%
Federal Home Loan Mortgage Corp.	5.00%	06/01/33-5/01/34	11,362	10,978,044
Federal Home Loan Mortgage Corp.	5.00%	TBA 30 YR	5,500	5,305,784
Federal Home Loan Mortgage Corp.	6.00%	TBA 30 YR	3,000	3,021,564
Federal Home Loan Mortgage Corp.	6.00%	09/01/34	731	736,882
Federal Home Loan Mortgage Corp.	6.50%	06/01/08-9/01/32	1,112	1,133,997
Federal Home Loan Mortgage Corp.	7.00%	08/01/11-10/01/32	1,272	1,294,381
Federal National Mortgage Association(a)	4.249%	04/01/34	2,333	2,313,991
Federal National Mortgage Association(a)	4.439%	06/01/34	2,297	2,268,233
Federal National Mortgage Association	4.50%	TBA 15 YR	5,000	4,821,875
Federal National Mortgage Association(a)	4.032%	08/01/33	3,684	3,576,331
Federal National Mortgage Association(a)	4.876%	10/01/34	3,043	3,006,202
Federal National Mortgage Association(a)	4.976%	06/01/36	4,742	4,699,684
Federal National Mortgage Association	5.00%	07/01/18-03/01/34	15,056	14,736,302
Federal National Mortgage Association	5.00%	TBA 15 YR	10,500	10,319,526

SEE NOTES TO FINANCIAL STATEMENTS.

B63

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Mortgage Backed Securities (cont’d.)
Federal National Mortgage Association	5.00%	TBA 30 YR	$4,000	$3,861,248
Federal National Mortgage Association	5.50%	01/01/17-11/01/35	43,647	43,180,308
Federal National Mortgage Association	6.00%	TBA 30 YR	500	503,281
Federal National Mortgage Association	6.00%	11/01/14-01/01/36	9,275	9,349,293
Federal National Mortgage Association(a)	6.276%	03/01/11	1,269	1,311,230
Federal National Mortgage Association	6.50%	11/01/09-10/01/32	5,035	5,148,094
Federal National Mortgage Association	6.50%	TBA 30 YR	2,500	2,546,875
Federal National Mortgage Association	7.00%	TBA 30 YR	2,000	2,052,500
Federal National Mortgage Association	7.00%	02/01/12-01/01/36	2,297	2,362,271
Federal National Mortgage Association	7.50%	03/01/07-10/01/12	336	344,982
Federal National Mortgage Association	8.00%	03/01/22-05/01/26	68	71,547
Federal National Mortgage Association	9.00%	02/01/25-04/01/25	270	293,484
Government National Mortgage Association	5.00%	TBA 30 YR	3,000	2,916,564
Government National Mortgage Association	5.00%	07/15/33-04/15/34	4,571	4,450,351
Government National Mortgage Association	5.50%	TBA 30 YR	4,500	4,477,500
Government National Mortgage Association	6.50%	07/15/32-08/15/32	1,036	1,064,653
Government National Mortgage Association	7.00%	03/15/23-08/15/28	2,297	2,374,603
Government National Mortgage Association	7.50%	12/15/25-02/15/26	468	489,417
Government National Mortgage Association	8.50%	09/15/24-04/15/25	556	600,414

				155,611,411

U.S. Government Agency Obligations — 23.4%
Federal Home Loan Bank	4.75%	06/11/08-08/13/10	1,920	1,908,111
Federal Home Loan Bank(c)	4.875%	11/18/11	7,490	7,460,227
Federal Home Loan Bank	5.125%	08/08/08	450	450,304
Federal Home Loan Bank	5.375%	08/19/11	3,580	3,641,236
Federal Home Loan Bank(a)	9.148%	02/20/07	2,000	1,995,980
Federal Home Loan Mortgage Corp.	4.75%	01/18/11	645	640,724
Federal Home Loan Mortgage Corp., M.T.N.	5.00%	12/14/18	2,475	2,416,669
Federal National Mortgage Association	4.875%	04/10/08	28,535	28,436,926
Federal National Mortgage Association(c)	5.125%	04/15/11	6,920	6,969,485
Federal National Mortgage Association	5.30%	02/22/11	16,310	16,231,973
FICO Strip Principal	Zero	05/11/18	4,000	2,244,916
Tennessee Valley Authority, Series B	4.375%	06/15/15	9,850	9,444,298
Tennessee Valley Authority, Series B	5.88%	04/01/36	1,090	1,198,467

				83,039,316

U.S. Government Treasury Securities — 8.1%
United States Treasury Bonds(c)	4.50%	02/15/36	1,025	974,712
United States Treasury Bonds(c)	4.625%	11/15/16	4,165	4,137,669
United States Treasury Bonds	8.125%	05/15/21	840	1,118,447
United States Treasury Inflation Index Notes	2.375%	04/15/11	3,040	3,028,328
United States Treasury Inflation Index Notes	3.875%	01/15/09	8,270	8,497,737
United States Treasury Notes	3.375%	09/15/09	1,860	1,796,280
United States Treasury Notes	4.875%	04/30/08	8	7,993
United States Treasury Notes	5.00%	07/31/08	15	15,025
United States Treasury Strip(c)	Zero	02/15/12-05/15/21	15,230	9,007,298

				28,583,489

TOTAL LONG-TERM INVESTMENTS (cost $333,011,098)				330,285,965

SHORT-TERM INVESTMENTS — 23.5%			Shares
Affiliated Money Market Mutual Funds
Dryden Core Investment Fund — Short Term Bond Series (cost $36,554,024)(e)			3,653,066	36,567,195
Dryden Core Investment Fund — Taxable Money Market Series (cost $46,780,559; includes $21,369,617 of cash collateral received for securities on loan) (Note 4)(d)(e)			46,780,559	46,780,559

TOTAL SHORT-TERM INVESTMENTS (cost $83,334,583)				83,347,754

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 116.7% (cost $416,345,681)				413,633,719

SEE NOTES TO FINANCIAL STATEMENTS.

B64

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

SECURITIES SOLD SHORT — (0.1)%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Mortgage Backed Securities
Federal National Mortgage Association (proceeds received $497,344)	5.50%	TBA 30 YR	$500	$(494,063)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 116.6% (cost $415,848,337)				413,139,656
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (16.6%)				(58,880,871)

TOTAL NET ASSETS — 100.0%				$354,258,785

The following abbreviations are used in portfolio descriptions:

AUD	Australian Dollar
EUR	Euro
FICO	Financing Corporation
JPY	Japanese Yen
M.T.N.	Medium Term Note
NOK	Norwegian Krone
NZD	New Zealand Dollar
TBA	To be announced security

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2006.

(b)	Security segregated as collateral for futures contracts.

(c)	All or portion of security is on loan. The aggregate market value of such securities is $20,724,279; cash collateral of $21,369,617 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series and the Dryden Core Investment Fund — Short-Term Bond Series.

(f)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, forward foreign currency contracts and interest rate swap agreements as follows:

Open futures contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
10	Canadian 10 Yr. Bond	Mar. 07	$976,032	$985,914	$(9,882)
9	10 Yr. Euro-Bund	Mar. 07	1,378,483	1,394,757	(16,274)
13	Long-Term U.K. Gilt	Mar. 07	2,752,315	2,790,771	(38,456)
249	U.S. 30 Yr. Bond	Mar. 07	27,747,937	28,142,827	(394,890)

					(459,502)
Short Positions:
114	U.S. Treasury 2 Yr. Notes	Mar. 07	23,259,562	23,398,622	139,060
106	U.S. Treasury 5 Yr. Notes	Mar. 07	11,136,625	11,192,473	55,848
202	U.S. Treasury 10 Yr. Notes	Mar. 07	21,708,687	21,961,044	252,357

					447,265

					$(12,237)

SEE NOTES TO FINANCIAL STATEMENTS.

B65

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Open forward foreign currency exchange contracts outstanding at December 31, 2006:

Purchase Contracts:	Contracts to Deliver	Payable at Statement Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Japanese Yen expiring 01/24/07	JPY 80,446,708	$682,139	$678,254	$(3,885)
Norwegian Krone expiring 01/22/07	NOK 6,603,277	1,059,281	1,060,170	889

				(2,996)

Sales Contracts:	Contracts to Deliver	Receivable at Statement Date	Value at December 31, 2006	Unrealized Appreciation (Depreciation)
Australian Dollar expiring 01/19/07	AUD 1,097,963	$862,813	$866,211	$(3,398)
Euros expiring 01/24/07	EUR 2,147,334	2,817,495	2,838,085	(20,590)
Japanese Yen expiring 01/24/07	JPY 126,734,619	1,081,842	1,068,512	13,330
Norwegian Krone expiring 01/22/07	NOK 16,768,796	2,709,693	2,692,265	17,428

				6,770

				$3,774

Interest rate swap agreements outstanding at December 31, 2006:

Counterparty (1)	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch Capital Services	11/02/16	$4,660	5.151%	3 month LIBOR	$(15,451)
Merrill Lynch Capital Services	08/15/22	3,150	5.185%	3 month LIBOR	(35,447)
Morgan Stanley Capital Services	01/04/17	NZD 1,460	6.880%	3 month NZD-BBR-FRA	—
Morgan Stanley Capital Services	12/22/16	NZD 2,930	6.808%	3 month NZD-BBR-FRA	4,555

					$(46,343)

(1)	The Portfolio pays the floating rate and receives the fixed rate.

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Mortgage Backed Securities	43.9%
Affiliated Money Market Mutual Funds (including 6.0% of collateral received for securities on loan)	23.5
U.S. Government Agency Obligations	23.4
U.S. Government Treasury Securities	8.1
Collateralized Mortgage Obligations	6.6
Commercial Mortgage Backed Securities	5.8
Asset Backed Securities	3.8
Foreign Government Bonds	1.6

116.7
Securities Sold Short	(0.1)
Other liabilities in excess of other assets	(16.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B66

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.2%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.4%
Boeing Co.	204,136	$18,135,442
General Dynamics Corp.	104,600	7,777,010
Goodrich Corp.	31,800	1,448,490
Honeywell International, Inc.	215,150	9,733,386
L-3 Communications Holdings, Inc.	32,900	2,690,562
Lockheed Martin Corp.	93,698	8,626,775
Northrop Grumman Corp.	97,226	6,582,200
Raytheon Co.	115,818	6,115,190
Rockwell Collins, Inc.	45,100	2,854,379
United Technologies Corp.	260,000	16,255,200

		80,218,634

Air Freight & Logistics — 0.9%
FedEx Corp.	80,740	8,769,979
United Parcel Service, Inc. (Class B Stock)	274,800	20,604,504

		29,374,483

Airlines — 0.1%
Southwest Airlines Co.	176,637	2,706,079

Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The)(a)(b)	49,200	1,032,708
Johnson Controls, Inc.	46,100	3,960,912

		4,993,620

Automobiles — 0.4%
Ford Motor Co.(b)	462,045	3,469,958
General Motors Corp.	139,100	4,273,152
Harley-Davidson, Inc.(b)	69,700	4,911,759

		12,654,869

Beverages — 2.1%
Anheuser-Busch Cos., Inc.(b)	204,500	10,061,400
Brown-Forman Corp.	16,200	1,073,088
Coca-Cola Co. (The) (Class B Stock)	522,700	25,220,275
Coca-Cola Enterprises, Inc.	84,700	1,729,574
Constellation Brands, Inc. (Class A Stock)(a)	38,200	1,108,564
Molson Coors Brewing Co. (Class B Stock)	16,000	1,223,040
Pepsi Bottling Group, Inc.	33,600	1,038,576
PepsiCo, Inc.	429,640	26,873,982

		68,328,499

Biotechnology — 1.3%
Amgen, Inc.(a)	303,164	20,709,133
Biogen Idec, Inc.(a)(b)	90,825	4,467,682
Celgene Corp.(a)(b)	87,200	5,016,616
Genzyme Corp.(a)	58,800	3,620,904
Gilead Sciences, Inc.(a)	109,200	7,090,356
MedImmune, Inc.(a)	61,200	1,981,044

		42,885,735

Building Products — 0.1%
American Standard Cos., Inc.	38,900	1,783,565
Masco Corp.	103,400	3,088,558

		4,872,123

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Capital Markets — 3.8%
Ameriprise Financial, Inc.	62,300	$3,395,350
Bank of New York Co., Inc.	199,200	7,842,504
Bear Stearns & Co., Inc.	32,110	5,226,866
Charles Schwab Corp.	275,400	5,326,236
E*Trade Financial Corp.(a)	106,800	2,394,456
Federated Investors, Inc. (Class B Stock)	22,600	763,428
Franklin Resources, Inc.	40,400	4,450,868
Goldman Sachs Group, Inc.	113,100	22,546,485
Janus Capital Group, Inc.	55,000	1,187,450
Legg Mason, Inc.(b)	30,800	2,927,540
Lehman Brothers Holdings, Inc.	141,100	11,022,732
Mellon Financial Corp.(b)	105,700	4,455,255
Merrill Lynch & Co., Inc.(b)	234,100	21,794,710
Morgan Stanley	277,710	22,613,925
Northern Trust Corp.	48,800	2,961,672
State Street Corp.	85,600	5,772,864
T. Rowe Price Group, Inc.	59,600	2,608,692

		127,291,033

Chemicals — 1.5%
Air Products & Chemicals, Inc.	55,700	3,914,596
Ashland, Inc.	18,600	1,286,748
Dow Chemical Co.	259,761	10,374,854
Du Pont (E.I.) de Nemours & Co.	234,391	11,417,186
Eastman Chemical Co.	22,400	1,328,544
Ecolab, Inc.	48,800	2,205,760
Hercules, Inc.(a)	27,900	538,749
International Flavors & Fragrances, Inc.	18,700	919,292
Monsanto Co.	131,396	6,902,232
PPG Industries, Inc.	42,600	2,735,346
Praxair, Inc.	79,000	4,687,070
Rohm and Haas Co.	38,800	1,983,456
Sigma-Aldrich Corp.	12,800	994,816

		49,288,649

Commercial Banks — 4.1%
BB&T Corp.	140,900	6,189,737
Comerica, Inc.	44,750	2,625,930
Commerce Bancorp, Inc.	33,300	1,174,491
Compass Bancshares, Inc.	33,800	2,016,170
Fifth Third Bancorp	143,249	5,863,182
First Horizon National Corp.(b)	35,900	1,499,902
Huntington Bancshares, Inc.(b)	60,875	1,445,781
KeyCorp	106,900	4,065,407
M&T Bank Corp.	20,100	2,455,416
Marshall & Ilsley Corp.	58,700	2,824,057
National City Corp.(b)	151,500	5,538,840
PNC Financial Services Group, Inc.(b)	77,900	5,767,716
Regions Financial Corp.	196,812	7,360,769
SunTrust Banks, Inc.	90,700	7,659,615
Synovus Financial Corp.	85,100	2,623,633
US Bancorp	455,381	16,480,238
Wachovia Corp.	491,855	28,011,142
Wells Fargo & Co.	873,620	31,065,927
Zions Bancorporation	27,700	2,283,588

		136,951,541

SEE NOTES TO FINANCIAL STATEMENTS.

B67

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services & Supplies — 0.5%
Allied Waste Industries, Inc.(a)(b)	71,800	$882,422
Avery Dennison Corp.	25,000	1,698,250
Cintas Corp.	35,800	1,421,618
Donnelley (R.R.) & Sons Co.	57,500	2,043,550
Equifax, Inc.	31,100	1,262,660
Monster Worldwide, Inc.(a)	22,900	1,068,056
Pitney Bowes, Inc.	58,300	2,692,877
Robert Half International, Inc.	45,800	1,700,096
Waste Management, Inc.	145,030	5,332,753

		18,102,282

Communications Equipment — 2.6%
ADC Telecommunications, Inc.(a)	27,200	395,216
Avaya, Inc.(a)	110,908	1,550,494
Ciena Corp.(a)(b)	21,657	600,115
Cisco Systems, Inc.(a)	1,577,600	43,115,808
Comverse Technology, Inc.(a)(b)	37,000	781,070
Corning, Inc.(a)	371,400	6,948,894
JDS Uniphase Corp.(a)	24,887	414,617
Juniper Networks, Inc.(a)	115,000	2,178,100
Motorola, Inc.	652,695	13,419,409
QUALCOMM, Inc.	427,200	16,143,888
Tellabs, Inc.(a)	116,000	1,190,160

		86,737,771

Computers & Peripherals — 3.7%
Apple Computer, Inc.(a)	213,600	18,121,824
Dell, Inc.(a)	596,100	14,956,149
EMC Corp.(a)	588,274	7,765,217
Hewlett-Packard Co.	720,616	29,682,173
International Business Machines Corp.	392,100	38,092,515
Lexmark International, Inc.(a)(b)	29,014	2,123,825
NCR Corp.(a)	46,300	1,979,788
Network Appliance, Inc.(a)	96,800	3,802,304
QLogic Corp.(a)	51,800	1,135,456
SanDisk Corp.(a)(b)	47,700	2,052,531
Sun Microsystems, Inc.(a)	808,600	4,382,612

		124,094,394

Construction & Engineering — 0.1%
Fluor Corp.	23,500	1,918,775

Construction Materials — 0.1%
Vulcan Materials Co.	27,000	2,426,490

Consumer Finance — 1.0%
American Express Co.	310,800	18,856,236
Capital One Financial Corp.	113,569	8,724,371
SLM Corp.	109,000	5,315,930

		32,896,537

Containers & Packaging — 0.2%
Ball Corp.	23,400	1,020,240
Bemis Co.	25,900	880,082
Pactiv Corp.(a)	33,000	1,177,770
Sealed Air Corp.	19,910	1,292,557
Temple-Inland, Inc.	29,600	1,362,488

		5,733,137

Distributors — 0.1%
Genuine Parts Co.	46,225	2,192,452

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Consumer Services — 0.1%
Apollo Group, Inc. (Class A Stock)(a)(b)	29,800	$1,161,306
H&R Block, Inc.	87,900	2,025,216

		3,186,522

Diversified Financial Services — 5.7%
Bank of America Corp.	1,164,207	62,157,011
Chicago Mercantile Exchange Holdings, Inc.(b)	8,200	4,179,950
CIT Group, Inc.	53,800	3,000,426
Citigroup, Inc.	1,260,476	70,208,512
JPMorgan Chase & Co.	903,385	43,633,496
Moody’s Corp.	65,320	4,510,999

		187,690,394

Diversified Telecommunication Services — 2.0%
AT&T, Inc.(b)	993,409	35,514,372
BellSouth Corp.	467,700	22,033,347
CenturyTel, Inc.	30,000	1,309,800
Citizens Communications Co.	90,300	1,297,611
Embarq Corp.	39,376	2,069,603
Qwest Communications International, Inc.(a)(b)	411,647	3,445,485
Windstream Corp.	102,565	1,458,474

		67,128,692

Electric Utilities — 1.8%
Allegheny Energy, Inc.(a)	36,200	1,661,942
American Electric Power Co., Inc.	109,940	4,681,245
Duke Energy Corp.(b)	308,482	10,244,687
Edison International	85,100	3,870,348
Entergy Corp.	52,100	4,809,872
Exelon Corp.	171,550	10,617,230
FirstEnergy Corp.	87,436	5,272,391
FPL Group, Inc.(b)	99,700	5,425,674
Pinnacle West Capital Corp.	26,000	1,317,940
PPL Corp.	95,100	3,408,384
Progress Energy, Inc.	56,714	2,783,523
Southern Co.	179,100	6,601,626

		60,694,862

Electrical Equipment — 0.5%
American Power Conversion Corp.	31,500	963,585
Cooper Industries Ltd.	25,000	2,260,750
Emerson Electric Co.	210,000	9,258,900
Rockwell Automation, Inc.	45,800	2,797,464

		15,280,699

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(a)	113,682	3,961,818
Jabil Circuit, Inc.	30,900	758,595
Molex, Inc.	32,600	1,031,138
Sanmina Corp.(a)	150,600	519,570
Solectron Corp.(a)(b)	261,700	842,674
Symbol Technologies, Inc.	67,400	1,006,956
Tektronix, Inc.	18,300	533,811

		8,654,562

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	84,630	6,318,476

SEE NOTES TO FINANCIAL STATEMENTS.

B68

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Energy Equipment & Services (cont’d.)
BJ Services Co.	87,400	$2,562,568
Halliburton Co.	264,200	8,203,410
Nabors Industries Ltd.(a)(b)	86,800	2,584,904
National-Oilwell Varco, Inc.(a)	43,200	2,642,976
Noble Corp.(b)	32,800	2,497,720
Rowan Cos., Inc.	12,700	421,640
Schlumberger Ltd.	308,800	19,503,808
Smith International Inc.	37,900	1,556,553
Transocean, Inc.(a)	83,133	6,724,628
Weatherford International Ltd.(a)	85,500	3,573,045

		56,589,728

Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	123,332	6,520,563
CVS Corp.(b)	206,600	6,386,006
Kroger Co.	186,300	4,297,941
Safeway, Inc.	117,300	4,053,888
SUPERVALU, Inc.	57,208	2,045,186
Sysco Corp.	153,700	5,650,012
Walgreen Co.(b)	257,900	11,835,031
Wal-Mart Stores, Inc.	629,900	29,088,782
Whole Foods Market, Inc.(b)	31,300	1,468,909

		71,346,318

Food Products — 1.0%
Archer-Daniels-Midland Co.	168,138	5,373,690
Campbell Soup Co.	48,800	1,897,832
ConAgra Foods, Inc.	135,800	3,666,600
Dean Foods Co.(a)	27,200	1,150,016
General Mills, Inc.	94,300	5,431,680
Heinz (H.J.) & Co.	80,350	3,616,554
Hershey Foods Corp.	46,100	2,295,780
Kellogg Co.	66,000	3,303,960
McCormick & Co., Inc.	31,300	1,206,928
Sara Lee Corp.	185,900	3,165,877
Tyson Foods, Inc. (Class A Stock)	51,800	852,110
Wrigley (William) Jr. Co.	49,100	2,539,452

		34,500,479

Gas Utilities — 0.1%
Nicor, Inc.	12,200	570,960
Peoples Energy Corp.	6,000	267,420
Questar Corp.	21,900	1,818,795

		2,657,175

Healthcare Equipment & Supplies — 1.5%
Bausch & Lomb, Inc.(b)	12,100	629,926
Baxter International, Inc.	164,700	7,640,433
Becton Dickinson & Co.	68,800	4,826,320
Biomet, Inc.	46,625	1,924,214
Boston Scientific Corp.(a)	289,199	4,968,439
C.R. Bard, Inc.	26,600	2,207,002
Hospira, Inc.(a)	42,820	1,437,896
Medtronic, Inc.	294,800	15,774,748
St. Jude Medical, Inc.(a)	84,600	3,092,976
Stryker Corp.	69,500	3,830,145
Zimmer Holdings, Inc.(a)	59,286	4,646,837

		50,978,936

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 2.5%
Aetna, Inc.	150,348	$6,492,027
AmerisourceBergen Corp.(b)	58,400	2,625,664
Cardinal Health, Inc.	103,475	6,666,894
Caremark Rx, Inc.	111,400	6,362,054
CIGNA Corp.	31,200	4,104,984
Coventry Health Care, Inc.(a)	39,750	1,989,488
Express Scripts, Inc.(a)	34,700	2,484,520
Health Management Associates, Inc.	66,300	1,399,593
Humana, Inc.(a)	41,900	2,317,489
Laboratory Corp. of America Holdings(a)(b)	33,800	2,483,286
Manor Care, Inc.	12,750	598,230
McKesson Corp.	72,107	3,655,825
Medco Health Solutions, Inc.(a)	74,396	3,975,722
Patterson Cos., Inc.(a)	21,400	759,914
Quest Diagnostics, Inc.	44,300	2,347,900
Tenet Healthcare Corp.(a)	111,100	774,367
UnitedHealth Group, Inc.	349,500	18,778,635
Wellpoint, Inc.(a)	168,200	13,235,658

		81,052,250

Healthcare Technology
IMS Health, Inc.	51,320	1,410,274

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.(b)	106,800	5,238,540
Darden Restaurants, Inc.	38,650	1,552,571
Harrah’s Entertainment, Inc.	41,450	3,428,744
Hilton Hotels Corp.	84,000	2,931,600
International Game Technology(b)	79,000	3,649,800
Marriott International, Inc. (Class A Stock)	77,900	3,717,388
McDonald’s Corp.(b)	330,500	14,651,065
Starbucks Corp.(a)(b)	200,100	7,087,542
Starwood Hotels & Resorts Worldwide, Inc.	47,300	2,956,250
Wendy’s International, Inc.	21,700	718,053
Wyndham Worldwide Corp.(a)	42,663	1,366,069
Yum! Brands, Inc.	72,500	4,263,000

		51,560,622

Household Durables — 0.6%
Black & Decker Corp.	16,500	1,319,505
Centex Corp.(b)	32,000	1,800,640
D.R. Horton, Inc.	52,200	1,382,778
Fortune Brands, Inc.(b)	33,000	2,817,870
Harman International Industries, Inc.	16,700	1,668,497
KB Home	21,932	1,124,673
Leggett & Platt, Inc.	50,900	1,216,510
Lennar Corp. (Class A Stock)	29,000	1,521,340
Newell Rubbermaid, Inc.	58,249	1,686,309
Pulte Homes, Inc.	39,800	1,318,176
Snap-On, Inc.	12,300	585,972
Stanley Works	12,200	613,538
Whirlpool Corp.(b)	16,507	1,370,411

		18,426,219

Household Products — 2.2%
Clorox Co.	37,900	2,431,285

SEE NOTES TO FINANCIAL STATEMENTS.

B69

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Household Products (cont’d.)
Colgate-Palmolive Co.	130,400	$8,507,296
Kimberly-Clark Corp.	124,788	8,479,345
Procter & Gamble Co.	814,681	52,359,547

		71,777,473

Independent Power Producers & Energy Traders — 0.4%
AES Corp.(a)	159,700	3,519,788
Constellation Energy Group, Inc.(b)	48,350	3,329,865
Dynegy, Inc.(a)	87,800	635,672
TXU Corp.	125,512	6,804,006

		14,289,331

Industrial Conglomerates — 4.0%
3M Co.	190,000	14,806,700
General Electric Co.	2,633,800	98,003,697
Textron, Inc.	32,100	3,010,017
Tyco International Ltd.	510,543	15,520,507

		131,340,921

Insurance — 4.5%
ACE Ltd.	87,200	5,281,704
AFLAC, Inc.(b)	121,400	5,584,400
Allstate Corp.	164,888	10,735,858
Ambac Financial Group, Inc.	28,800	2,565,216
American International Group, Inc.	667,487	47,832,118
Aon Corp.	74,725	2,640,782
Chubb Corp.	113,000	5,978,830
Cincinnati Financial Corp.	45,628	2,067,405
Genworth Financial, Inc. (Class A Stock)	106,800	3,653,628
Hartford Financial Services Group, Inc.	82,500	7,698,075
Lincoln National Corp.	71,363	4,738,503
Loews Corp.	104,300	4,325,321
Marsh & McLennan Cos., Inc.	121,800	3,734,388
MBIA, Inc.(b)	36,850	2,692,261
MetLife, Inc.	198,800	11,731,188
Principal Financial Group, Inc.	66,300	3,891,810
Progressive Corp.	195,800	4,742,276
SAFECO Corp.	35,800	2,239,290
St. Paul Travelers Cos., Inc.	181,898	9,766,104
Torchmark Corp.	24,100	1,536,616
UnumProvident Corp.	86,456	1,796,556
XL Capital Ltd. (Class A Stock)	45,300	3,262,506

		148,494,835

Internet & Catalog Retail — 0.1%
Amazon.Com, Inc.(a)(b)	67,000	2,643,820
IAC/InterActiveCorp(a)(b)	45,200	1,679,632

		4,323,452

Internet Software & Services — 1.3%
eBay, Inc.(a)(b)	285,300	8,578,971
Google, Inc. (Class A Stock)(a)	53,950	24,842,896
VeriSign, Inc.(a)	50,500	1,214,525
Yahoo!, Inc.(a)(b)	301,300	7,695,202

		42,331,594

COMMON STOCKS (Continued)	Shares	Value (Note 2)
IT Services — 1.1%
Affiliated Computer Services, Inc. (Class A Stock)(a)	25,300	$1,235,652
Automatic Data Processing, Inc.	147,100	7,244,675
Cognizant Technology Solutions(a)	31,300	2,415,108
Computer Sciences Corp.(a)	47,400	2,529,738
Convergys Corp.(a)	37,600	894,128
Electronic Data Systems Corp.	123,300	3,396,915
Fidelity Information Services, Inc.	31,500	1,262,835
First Data Corp.	187,004	4,772,342
Fiserv, Inc.(a)	54,900	2,877,858
Paychex, Inc.	89,350	3,532,899
Sabre Holdings Corp.	39,619	1,263,450
Unisys Corp.(a)	67,000	525,280
Western Union Co.	192,004	4,304,730

		36,255,610

Leisure Equipment & Products — 0.2%
Brunswick Corp.	26,400	842,160
Eastman Kodak Co.	53,000	1,367,400
Hasbro, Inc.	42,650	1,162,213
Mattel, Inc.	98,281	2,227,047

		5,598,820

Life Sciences, Tools & Services — 0.3%
Applera Corp.-Applied Biosystems Group	49,100	1,801,479
Millipore Corp.(a)	10,800	719,280
PerkinElmer, Inc.	31,000	689,130
Thermo Electron Corp.(a)	104,800	4,746,392
Waters Corp.(a)	27,600	1,351,572

		9,307,853

Machinery — 1.4%
Caterpillar, Inc.	167,300	10,260,509
Cummins, Inc.	12,400	1,465,432
Danaher Corp.	61,500	4,455,060
Deere & Co.	57,600	5,476,032
Dover Corp.	55,100	2,701,002
Eaton Corp.	40,200	3,020,628
Illinois Tool Works, Inc.	106,600	4,923,854
Ingersoll-Rand Co. (Class A Stock)	81,800	3,200,834
ITT Corp.	50,000	2,841,000
PACCAR, Inc.(b)	60,952	3,955,785
Pall Corp.	17,600	608,080
Parker Hannifin Corp.	32,325	2,485,146
Terex Corp.(a)	17,000	1,097,860

		46,491,222

Media — 3.6%
CBS Corp. (Class B Stock)	212,768	6,634,106
Clear Channel Communications, Inc.	123,100	4,374,974
Comcast Corp. (Class A Stock)(a)(b)	536,430	22,707,082
DIRECTV Group, Inc. (The)(a)	176,600	4,404,404
Dow Jones & Co., Inc.(b)	17,400	661,200
E.W. Scripps Co. (Class A Stock)	16,700	833,998
Gannett Co., Inc.	59,100	3,573,186
Interpublic Group of Cos., Inc.(a)(b)	69,800	854,352
McGraw-Hill Cos., Inc.	89,800	6,108,196
Meredith Corp.	11,000	619,850

SEE NOTES TO FINANCIAL STATEMENTS.

B70

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media (cont’d.)
New York Times Co.(b)	41,900	$1,020,684
News Corp. (Class A Stock)	573,100	12,310,188
Omnicom Group, Inc.	44,600	4,662,484
Time Warner, Inc.	1,037,720	22,601,542
Tribune Co.	49,000	1,508,220
Univision Communications, Inc. (Class A Stock)(a)	49,400	1,749,748
Viacom, Inc. (Class B Stock)(a)	174,468	7,158,422
Walt Disney Co.	540,301	18,516,115

		120,298,751

Metals & Mining — 0.9%
Alcoa, Inc.	228,376	6,853,564
Allegheny Technologies, Inc.	20,040	1,817,227
Freeport-McMoran Copper & Gold, Inc.	41,100	2,290,503
Newmont Mining Corp.	119,503	5,395,560
Nucor Corp.	78,600	4,296,276
Phelps Dodge Corp.	50,756	6,076,508
United States Steel Corp.	27,740	2,028,904

		28,758,542

Multiline Retail — 1.2%
Big Lots, Inc.(a)	26,200	600,504
Dillard’s, Inc.	20,750	725,628
Dollar General Corp.	78,203	1,255,940
Family Dollar Stores, Inc.	45,600	1,337,448
Federated Department Stores, Inc.	139,820	5,331,337
J.C. Penney Co., Inc.	61,900	4,788,584
Kohl’s Corp.(a)	84,700	5,796,021
Nordstrom, Inc.	56,000	2,763,040
Sears Holdings Corp.(a)(b)	20,412	3,427,787
Target Corp.	223,568	12,754,554

		38,780,843

Multi-Utilities — 1.1%
Ameren Corp.(b)	48,300	2,595,159
CenterPoint Energy, Inc.(b)	86,610	1,435,994
CMS Energy Corp.(a)(b)	53,000	885,100
Consolidated Edison, Inc.(b)	62,800	3,018,796
Dominion Resources, Inc.(b)	88,842	7,448,513
DTE Energy Co.(b)	37,000	1,791,170
KeySpan Corp.	33,800	1,391,884
NiSource, Inc.	73,000	1,759,300
PG&E Corp.	78,500	3,715,405
Public Service Enterprise Group, Inc.	60,300	4,002,714
Sempra Energy	70,054	3,925,826
TECO Energy, Inc.	37,900	653,017
Xcel Energy, Inc.	109,495	2,524,955

		35,147,833

Office Electronics — 0.1%
Xerox Corp.(a)	246,892	4,184,819

Oil, Gas & Consumable Fuels — 8.0%
Anadarko Petroleum Corp.	122,526	5,332,332
Apache Corp.	85,250	5,669,978
Chesapeake Energy Corp.	104,700	3,041,535
Chevron Corp.	561,592	41,293,860
ConocoPhillips	421,779	30,346,999
Consol Energy, Inc.(b)	28,800	925,344

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
Devon Energy Corp.	114,800	$7,700,784
El Paso Corp.	176,311	2,694,032
EOG Resources, Inc.	59,700	3,728,265
Exxon Mobil Corp.(b)	1,491,970	114,329,660
Hess Corp.	66,000	3,271,620
Kinder Morgan, Inc.	22,600	2,389,950
Marathon Oil Corp.	92,997	8,602,223
Murphy Oil Corp.(b)	43,100	2,191,635
Occidental Petroleum Corp.	223,500	10,913,505
Peabody Energy Corp.	53,500	2,161,935
Sunoco, Inc.(b)	37,000	2,307,320
Valero Energy Corp.	161,700	8,272,572
Williams Cos., Inc.	150,000	3,918,000
XTO Energy, Inc.	98,200	4,620,310

		263,711,859

Paper & Forest Products — 0.3%
International Paper Co.	123,267	4,203,405
MeadWestvaco Corp.	48,289	1,451,567
Weyerhaeuser Co.	61,200	4,323,780

		9,978,752

Personal Products — 0.1%
Avon Products, Inc.	104,100	3,439,464
Estee Lauder Cos., Inc. (The)	25,500	1,040,910

		4,480,374

Pharmaceuticals — 6.3%
Abbott Laboratories	396,700	19,323,257
Allergan, Inc.(b)	36,300	4,346,562
Barr Pharmaceuticals, Inc.(a)	20,800	1,042,496
Bristol-Myers Squibb Co.	501,860	13,208,955
Forest Laboratories, Inc.(a)	89,700	4,538,820
Johnson & Johnson	752,371	49,671,533
King Pharmaceuticals, Inc.(a)	71,033	1,130,845
Lilly (Eli) & Co.	262,600	13,681,460
Merck & Co., Inc.	573,400	25,000,240
Mylan Laboratories, Inc.	40,900	816,364
Pfizer, Inc.	1,873,508	48,523,857
Schering-Plough Corp.(b)	381,400	9,016,296
Watson Pharmaceuticals, Inc.(a)	27,900	726,237
Wyeth	356,600	18,158,072

		209,184,994

Real Estate Investment Trust — 1.0%
Apartment Investment & Management Co. (Class A Stock)	24,700	1,383,694
Archstone-Smith Trust(b)	57,100	3,323,791
Boston Properties, Inc.(b)	25,700	2,875,316
Equity Office Properties Trust	79,100	3,810,247
Equity Residential Properties Trust	66,700	3,385,025
Kimco Realty Corp.(b)	47,700	2,144,115
Plum Creek Timber Co., Inc.	46,200	1,841,070
ProLogis	65,600	3,986,512
Public Storage, Inc.	25,500	2,486,250
Simon Property Group, Inc.(b)	56,400	5,712,756
Vornado Realty Trust	29,800	3,620,700

		34,569,476

SEE NOTES TO FINANCIAL STATEMENTS.

B71

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Management & Development — 0.1%
CB Richard Ellis Group Inc.(a)	48,500	$1,610,200
Realogy Corp.(a)	56,254	1,705,621

		3,315,821

Road & Rail — 0.7%
Burlington Northern Santa Fe Corp.	94,726	6,991,726
CSX Corp.	117,824	4,056,680
Norfolk Southern Corp.	98,900	4,973,681
Ryder System, Inc.	17,600	898,656
Union Pacific Corp.	69,400	6,386,188

		23,306,931

Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc.(a)(b)	112,900	2,297,515
Altera Corp.(a)(b)	95,200	1,873,536
Analog Devices, Inc.	98,900	3,250,843
Applied Materials, Inc.	389,600	7,188,120
Broadcom Corp.(a)(b)	102,550	3,313,391
Intel Corp.	1,487,700	30,125,925
KLA-Tencor Corp.	43,700	2,174,075
Linear Technology Corp.	64,900	1,967,768
LSI Logic Corp.(a)(b)	110,800	997,200
Maxim Integrated Products, Inc.	64,000	1,959,680
Micron Technology, Inc.(a)	151,900	2,120,524
National Semiconductor Corp.	86,000	1,952,200
Novellus Systems, Inc.(a)(b)	40,000	1,376,800
NVIDIA Corp.(a)	80,400	2,975,604
PMC-Sierra, Inc.(a)(b)	20,000	134,200
Teradyne, Inc.(a)(b)	30,800	460,768
Texas Instruments, Inc.	397,700	11,453,760
Xilinx, Inc.	92,200	2,195,282

		77,817,191

Software — 3.3%
Adobe Systems, Inc.(a)	141,700	5,826,704
Autodesk, Inc.(a)(b)	46,700	1,889,482
BMC Software, Inc.(a)	57,900	1,864,380
CA, Inc.	121,673	2,755,893
Citrix Systems, Inc.(a)	27,500	743,875
Compuware Corp.(a)	108,600	904,638
Electronic Arts, Inc.(a)	74,200	3,736,712
Intuit, Inc.(a)(b)	91,600	2,794,716
Microsoft Corp.	2,226,600	66,486,275
Novell, Inc.(a)	89,100	552,420
Oracle Corp.(a)	1,019,020	17,466,003
Symantec Corp.(a)(b)	273,011	5,692,279

		110,713,377

Specialty Retail — 2.0%
AutoNation, Inc.(a)	40,589	865,357
AutoZone, Inc.(a)	13,600	1,571,616
Bed Bath & Beyond, Inc.(a)	57,800	2,202,180
Best Buy Co., Inc.	104,225	5,126,828
Circuit City Stores, Inc.	37,000	702,260
Gap, Inc.	133,787	2,608,847
Home Depot, Inc.	526,819	21,157,051
Limited Brands, Inc.	89,796	2,598,696
Lowe’s Cos., Inc.(b)	386,900	12,051,935
Office Depot, Inc.(a)	77,000	2,939,090

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Specialty Retail (cont’d.)
OfficeMax, Inc.	16,786	$833,425
Radioshack Corp.(b)	31,760	532,933
Sherwin-Williams Co.	31,400	1,996,412
Staples, Inc.	180,000	4,806,000
Tiffany & Co.	30,300	1,188,972
TJX Cos., Inc.	122,000	3,479,440

		64,661,042

Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(a)	106,400	4,570,944
Jones Apparel Group, Inc.	28,000	936,040
Liz Claiborne, Inc.	26,400	1,147,344
NIKE, Inc. (Class B Stock)	47,100	4,664,313
V.F. Corp.	24,536	2,013,915

		13,332,556

Thrifts & Mortgage Finance — 1.5%
Countrywide Financial Corp.	159,498	6,770,690
Fannie Mae	250,900	14,900,951
Freddie Mac	176,900	12,011,510
MGIC Investment Corp.(b)	23,600	1,475,944
Sovereign Bancorp, Inc.	87,405	2,219,213
Washington Mutual, Inc.	246,326	11,205,370

		48,583,678

Tobacco — 1.6%
Altria Group, Inc.	536,700	46,059,594
Reynolds American, Inc.	44,400	2,906,868
UST, Inc.	42,200	2,456,040

		51,422,502

Trading Companies & Distributors
Grainger (W.W.), Inc.	20,300	1,419,782

Wireless Telecommunication Services — 1.5%
Alltel Corp.	99,200	5,999,616
Sprint Nextel Corp.	763,522	14,422,931
Verizon Communications, Inc.	748,538	27,875,555

		48,298,102

TOTAL LONG-TERM INVESTMENTS (cost $1,846,351,504)		3,247,003,171

SHORT-TERM INVESTMENTS — 11.5%
Affiliated Money Market Mutual Fund — 11.4%
Dryden Core Investment Fund —Taxable Money Market Series (includes $324,986,258 of cash collateral received for securities on loan)(Note 4)(c)(f)	377,537,575	377,537,575

	Principal Amount (000)
U. S. Government Obligation — 0.1%
United States Treasury Bills(d)(e) 4.8%, 03/15/07 (cost $3,961,026)	$4,000	3,961,856

SEE NOTES TO FINANCIAL STATEMENTS.

B72

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $381,498,601)	$381,499,431
TOTAL INVESTMENTS — 109.7% (cost $2,227,850,105)	3,628,502,602
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (9.7)%	(322,093,626)

NET ASSETS — 100.0%	$3,306,408,976

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $312,744,658; cash collateral of $324,986,258 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity at purchase date.

(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(g)	Liabilities in excess of other assets include net unrealized appreciation on futures contracts as follows:

Open futures contract outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation
Long Position:
167	S&P 500 Index	Mar. 2007	$59,635,700	$59,530,462	$105,238

SEE NOTES TO FINANCIAL STATEMENTS.

B73

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Affiliated Money Market Mutual Fund (including 9.8% of collateral received for securities on loan)	11.4%
Oil, Gas & Consumable Fuels	8.0
Pharmaceuticals	6.3
Diversified Financial Services	5.7
Insurance	4.5
Commercial Banks	4.1
Industrial Conglomerates	4.0
Capital Markets	3.8
Computers & Peripherals	3.7
Media	3.6
Software	3.3
Communications Equipment	2.6
Healthcare Providers & Services	2.5
Aerospace/Defense	2.4
Semiconductors & Semiconductor Equipment	2.3
Food & Staples Retailing	2.2
Household Products	2.2
Beverages	2.1
Diversified Telecommunication Services	2.0
Specialty Retail	2.0
Electric Utilities	1.8
Energy Equipment & Services	1.7
Hotels, Restaurants & Leisure	1.6
Tobacco	1.6
Chemicals	1.5
Healthcare Equipment & Supplies	1.5
Thrifts & Mortgage Finance	1.5
Wireless Telecommunication Services	1.5
Machinery	1.4
Biotechnology	1.3
Internet Software & Services	1.3
Multiline Retail	1.2
IT Services	1.1

Multi-Utilities	1.1%
Consumer Finance	1.0
Food Products	1.0
Real Estate Investment Trust	1.0
Air Freight & Logistics	0.9
Metals & Mining	0.9
Road & Rail	0.7
Household Durables	0.6
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Automobiles	0.4
Independent Power Producers & Energy Traders	0.4
Textiles, Apparel & Luxury Goods	0.4
Electronic Equipment & Instruments	0.3
Life Sciences, Tools & Services	0.3
Paper & Forest Products	0.3
Containers & Packaging	0.2
Leisure Equipment & Products	0.2
Airlines	0.1
Auto Components	0.1
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Internet & Catalog Retail	0.1
Office Electronics	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
U. S. Government Obligation	0.1
Healthcare Technology	0.0
Trading Companies & Distributors	0.0

109.7
Liabilities in excess of other assets	(9.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B74

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), was a Maryland corporation, organized on November 15, 1982, and continues to be a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of thirty-two Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to seven Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, and Stock Index Portfolio.

The Portfolios of the Series Fund presented herein have the following as investment objectives:

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. Treasuries and agencies and mortgage-related securities.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and

C1

options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006, Conservative Balanced and Global, held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

The Diversified Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the portfolio at December 31, 2006 may include registration rights, under which the portfolios may demand registration by the issuer, of which the portfolios may bear the cost of such registration. Restricted securities, including private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

C2

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain

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(loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, credit default swap agreements and total return swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are

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recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Diversified Bond Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), LSV Asset Management (“LSV”), Marsico Capital Management, LLC (“Marsico”), Quantitative Management Associates LLC (“QMA”), ClearBridge Advisors LLC (“ClearBridge”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Company, L.L.C. (“William Blair”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.35

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At December 31, 2006 the Subadvisors that provide investment advisory services to the Portfolios are as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison, ClearBridge (Formerly Salomon)
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	LSV, Marsico, T. Rowe & William Blair
Government Income Portfolio	PIM
Stock Index Portfolio	QMA

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each Portfolio (other than Global Portfolio) the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

Portfolio	Class I Expense Limit	Class II Expense Limit
Conservative Balanced Portfolio	0.75%	N/A
Diversified Bond Portfolio	0.75	N/A
Equity Portfolio	0.75	1.15%
Flexible Managed Portfolio	0.75	N/A
Government Income Portfolio	0.75	N/A
Stock Index Portfolio	0.75	N/A

N/A – Not applicable – There are no Class II shares outstanding for this portfolio.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Series Fund’s security lending agent. For the year ended December 31, 2006, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	PIM
Conservative Balanced Portfolio	$111,599
Diversified Bond Portfolio	84,483
Equity Portfolio	480,394
Flexible Managed Portfolio	165,775
Global Portfolio	95,240
Government Income Portfolio	14,817
Stock Index Portfolio	154,048

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For the year ended December 31, 2006, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, and Wachovia Securities, LLC, an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Equity Portfolio	$77,388	$48,044

Certain Portfolios invest in the Taxable Money Market Series and Short-Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are a money market mutual fund and a short term bond fund, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2006 were as follows:

Cost of Purchases:

Portfolio
Conservative Balanced Portfolio	$581,674,096
Diversified Bond Portfolio	820,395,985
Equity Portfolio	2,525,011,169
Flexible Managed Portfolio	2,372,555,167
Global Portfolio	415,180,971
Government Income Portfolio	1,800,381,464
Stock Index Portfolio	109,010,698

Proceeds from Sales:

Portfolio
Conservative Balanced Portfolio	$787,873,804
Diversified Bond Portfolio	746,009,763
Equity Portfolio	2,817,139,158
Flexible Managed Portfolio	2,620,007,714
Global Portfolio	427,602,371
Government Income Portfolio	1,821,928,491
Stock Index Portfolio	413,875,700

The Conservative Balanced, Diversified Bond, Flexible Managed and Government Income Portfolios’ written options activity for the year ended December 31, 2006 were as follows:

Conservative Balanced Portfolio
	Contracts	Premiums
Balance as of December 31, 2005	62	$32,695
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	(62)	(32,695)

Balance as of December 31, 2006	—	$—

Diversified Bond Portfolio
	Contracts	Premiums
Balance as of December 31, 2005	129	$68,013
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	(129)	(68,013)

Balance as of December 31, 2006	—	$—

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Flexible Managed Portfolio
	Contracts	Premiums
Balance as of December 31, 2005	49	$25,846
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	(49)	(25,846)

Balance as of December 31, 2006	—	$—

Government Income Portfolio
	Contracts	Premiums
Balance as of December 31, 2005	43	$22,688
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	(43)	(22,688)

Balance as of December 31, 2006	—	$—

Note 6:	Tax Information

As of January 2, 2006 all portfolios are treated as partnerships for tax purposes. The character of the cash distributions paid by the partnership are generally classified as return of capital non taxable distributions. Later in 2007 each partner will receive information regarding their distributive allocable share of the partnerships’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios were determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Prior to being structured as partnerships for tax purposes such determinations may have resulted in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes.

The tax character of distributions paid during the year ended December 31, 2005 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Conservative Balanced Portfolio	$75,600,623	$18,446,572	$94,047,195
Diversified Bond Portfolio	66,587,402	6,446,465	73,033,867
Equity Portfolio	39,998,556	—	39,998,556
Flexible Managed Portfolio	68,680,004	—	68,680,004
Global Portfolio	4,467,100	—	4,467,100
Government Income Portfolio	18,278,784	—	18,278,784
Stock Index Portfolio	51,121,948	77,233,580	128,355,528

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value. See Note 10 below regarding “Change in Federal Income Tax Status and Related Reorganization.”

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2006, the Equity Portfolio had Class II shares outstanding.

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Transactions in shares of beneficial interest of the Equity Portfolio were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2006:
Series shares sold	2,168,346	$55,202,137
Series shares issued in reinvestment of dividends and distributions	1,669,920	46,000,931
Series shares repurchased	(17,323,133)	(442,264,123)

Net increase (decrease) in shares outstanding	(13,484,867)	$(341,061,055)

Year ended December 31, 2005:
Series shares sold	2,989,262	$68,173,944
Series shares issued in reinvestment of dividends and distributions	1,608,530	39,989,141
Series shares issued in connection with the merger	1,320,590	28,041,417
Series shares repurchased	(17,406,826)	(396,297,859)

Net increase (decrease) in shares outstanding	(11,488,444)	$(260,093,357)

Class II	Shares	Amount
Year ended December 31, 2006:
Series shares sold	50,883	$1,337,701
Series shares issued in reinvestment of dividends and distributions	409	11,345
Series shares repurchased	(65,345)	(1,667,596)

Net increase (decrease) in shares outstanding	(14,053)	$(318,550)

Year ended December 31, 2005:
Series shares sold	48,657	$1,144,258
Series shares issued in reinvestment of dividends and distributions	377	9,415
Series shares repurchased	(16,483)	(383,800)

Net increase (decrease) in shares outstanding	32,551	$769,873

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Series Fund pays a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Portfolios presented herein did not utilize the line of credit during the year ended December 31, 2006.

Note 9:	Ownership and Affiliates

As of December 31, 2006, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	Change in Federal Income Tax Status and Related Reorganization

On January 2, 2006, each portfolio of the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership as a result of that conversion. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” Subsequent to January 2, 2006, each Portfolio’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each Portfolio will not

C9

be able to realize any future benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio.

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Series Fund obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or contract owners.

Note 11:	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.09	$15.10	$14.34	$12.43	$13.69

Income (Loss) From Investment Operations:
Net investment income	.48	.38	.34	.28	.34
Net realized and unrealized gains (losses) on investments	1.06	.11	.78	1.99	(1.57)

Total from investment operations	1.54	.49	1.12	2.27	(1.23)

Less Dividends and Distributions:
Dividends from net investment income	—	(.35)	(.28)	(.36)	—
Distributions from net realized gains	—	(.15)	(.08)	—	(.03)
Distributions	(.42)	—	—	—	—

Total dividends and distributions	(.42)	(.50)	(.36)	(.36)	(.03)

Net Asset Value, end of year	$16.21	$15.09	$15.10	$14.34	$12.43

Total Investment Return(a)	10.44%	3.43%	8.04%	18.77%	(8.98)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,770.6	$2,749.8	$2,893.6	$2,895.0	$2,660.3
Ratios to average net assets:
Expenses	.57%	.58%	.59%	.58%	.58%
Net investment income	2.97%	2.45%	2.27%	2.02%	2.49%
Portfolio turnover rate	114%	110%	153%	248%	260%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.96	$11.28	$11.17	$10.82	$11.36

Income From Investment Operations:
Net investment income	.57	.55	.52	.45	.57
Net realized and unrealized gains (losses) on investments	(.05)	(.20)	.09	.35	.17

Total from investment operations	.52	.35	.61	.80	.74

Less Dividends and Distributions:
Dividends from net investment income	—	(.59)	(.50)	(.45)	(1.27)
Distributions from net realized gains	—	(.08)	—	—	—
Distributions	(.63)	—	—	—	—
Tax return of capital distributions	—	—	—	—	(.01)

Total dividends and distributions	(.63)	(.67)	(.50)	(.45)	(1.28)

Net Asset Value, end of year	$10.85	$10.96	$11.28	$11.17	$10.82

Total Investment Return(a)	4.98%	3.28%	5.59%	7.49%	7.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,150.4	$1,230.6	$1,283.7	$1,418.0	$1,370.3
Ratios to average net assets:
Expenses	.45%	.45%	.45%	.44%	.44%
Net investment income	5.18%	4.81%	4.57%	4.02%	5.25%
Portfolio turnover rate	393%	278%	382%	706%	595%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

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Financial Highlights

	Equity Portfolio Class I
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.64	$22.31	$20.55	$15.75	$20.49

Income (Loss) From Investment Operations:
Net investment income	.30	.24	.28	.17	.17
Net realized and unrealized gain (loss) on investments	2.80	2.32	1.75	4.81	(4.75)

Total from investment operations	3.10	2.56	2.03	4.98	(4.58)

Less Dividends and Distributions:
Dividends from net investment income	—	(.23)	(.27)	(.18)	(.16)
Distributions	(.29)	—	—	—	—

Total dividends and distributions	(.29)	(.23)	(.27)	(.18)	(.16)

Net Asset Value, end of year	$27.45	$24.64	$22.31	$20.55	$15.75

Total Investment Return(a)	12.57%	11.47%	9.93%	31.65%	(22.34)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,402.7	$4,283.9	$4,135.7	$4,012.3	$3,273.6
Ratios to average net assets:
Expenses	.47%	.47%	.48%	.49%	.48%
Net investment income	1.10%	1.01%	1.29%	.96%	.88%
Portfolio turnover rate	60%	77%	50%	54%	54%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Equity Portfolio Class II
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.69	$22.34	$20.58	$15.76	$20.49

Income (Loss) From Investment Operations:
Net investment income	.19	.12	.20	.08	.09
Net realized and unrealized gain (loss) on investments	2.80	2.35	1.74	4.83	(4.72)

Total from investment operations	2.99	2.47	1.94	4.91	(4.63)

Less Dividends and Distributions:
Dividends from net investment income	—	(.12)	(.18)	(.09)	(.10)
Distributions	(.16)	—	—	—	—

Total dividends and distributions	(.16)	(.12)	(.18)	(.09)	(.10)

Net Asset Value, end of year	$27.52	$24.69	$22.34	$20.58	$15.76

Total Investment Return(a)	12.13%	11.04%	9.51%	31.11%	(22.62)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.9	$2.1	$1.1	$0.8	$0.4
Ratios to average net assets:
Expenses	.87%	.87%	.88%	.89%	.88%
Net investment income	.71%	.64%	.91%	.54%	.46%
Portfolio turnover rate	60%	77%	50%	54%	54%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.92	$16.58	$15.19	$12.55	$14.79

Income (loss) From Investment Operations:
Net investment income	.44	.32	.29	.22	.27
Net realized and unrealized gain (loss) on investments	1.59	.34	1.32	2.70	(2.10)

Total from investment operations	2.03	.66	1.61	2.92	(1.83)

Less Dividends and Distributions:
Dividends from net investment income	—	(.32)	(.22)	(.28)	(.41)
Distributions	(.59)	—	—	—	—

Total dividends and distributions	(.59)	(.32)	(.22)	(.28)	(.41)

Net Asset Value, end of year	$18.36	$16.92	$16.58	$15.19	$12.55

Total Investment Return(a)	12.17%	4.16%	10.74%	23.76%	(12.74)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,723.6	$3,543.9	$3,883.5	$3,693.6	$3,181.0
Ratios to average net assets:
Expenses	.62%	.63%	.62%	.62%	.63%
Net investment income	2.48%	1.95%	1.83%	1.55%	1.92%
Portfolio turnover rate	153%	126%	150%	204%	238%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon average shares outstanding during the year.

	Global Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.96	$16.43	$15.14	$11.35	$15.29

Income (Loss) From Investment Operations:
Net investment income	.26	.13	.11	.10	.07
Net realized and unrealized gain (loss) on investments	3.44	2.50	1.33	3.74	(3.87)

Total from investment operations	3.70	2.63	1.44	3.84	(3.80)

Less Dividends and Distributions:
Dividends from net investment income	—	(.10)	(.15)	(.05)	(.14)
Distributions	(.13)	—	—	—	—

Total dividends and distributions	(.13)	(.10)	(.15)	(.05)	(.14)

Net Asset Value, end of year	$22.53	$18.96	$16.43	$15.14	$11.35

Total Investment Return(a)	19.65%	16.06%	9.59%	34.07%	(25.14)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$932.9	$814.1	$691.1	$665.6	$514.9
Ratios to average net assets:
Expenses	.84%	.82%	.84%	.87%	.82%
Net investment income	1.24%	.77%	.67%	.78%	.47%
Portfolio turnover rate	50%	155%	128%	88%	75%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$11.65	$11.92	$12.50	$12.26

Income from investment operations:
Net investment income	.54	.49	.49	.46	.38
Net realized and unrealized gain (loss) on investments	(.13)	(.20)	(.13)	(.15)	1.00

Total from investment operations	.41	.29	.36	.31	1.38

Less Dividends and Distributions:
Dividends from net investment income	—	(.54)	(.44)	(.46)	(1.06)
Distributions from net realized gains	—	—	(.19)	(.43)	(.08)
Distributions	(.55)	—	—	—	—

Total dividends and distributions	(.55)	(.54)	(.63)	(.89)	(1.14)

Net Asset Value, end of year	$11.26	$11.40	$11.65	$11.92	$12.50

Total Investment Return(a)	3.74%	2.51%	3.12%	2.46%	12.05%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$354.3	$378.2	$420.2	$461.5	$484.3
Ratios to average net assets:
Expenses	.50%	.47%	.47%	.46%	.44%
Net investment income	4.75%	4.16%	4.07%	3.76%	4.29%
Portfolio turnover rate	734%	507%	617%	695%	508%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.41	$31.29	$29.29	$24.09	$31.64

Income (Loss) From Investment Operations:
Net investment income	.56	.48	.50	.36	.37
Net realized and unrealized gain (loss) on investments	4.31	.88	2.50	6.14	(7.34)

Total from investment operations	4.87	1.36	3.00	6.50	(6.97)

Less Dividends and Distributions:
Dividends from net investment income	—	(.47)	(.49)	(.37)	(.36)
Distributions from net realized gains	—	(.77)	(.51)	(.93)	(.22)
Distributions	(.64)	—	—	—	—

Total dividends and distributions	(.64)	(1.24)	(1.00)	(1.30)	(.58)

Net Asset Value, end of year	$35.64	$31.41	$31.29	$29.29	$24.09

Total Investment Return(a)	15.54%	4.54%	10.45%	28.18%	(22.19)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,306.4	$3,212.7	$3,094.7	$2,940.9	$2,352.3
Ratios to average net assets:
Expenses	.37%	.38%	.38%	.37%	.37%
Net investment income	1.61%	1.52%	1.64%	1.42%	1.25%
Portfolio turnover rate	3%	7%	3%	2%	4%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio and Stock Index Portfolio (each a portfolio of The Prudential Series Fund, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio and Stock Index Portfolio as of December 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2007

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (73)	Trustee, Since 1983	77	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (68)	Trustee, Since 2001	76	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (69)	Vice Chairman and Trustee, Since 1983	77	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (65)	Chairman and Trustee, Since 2001	76	—

Principal Occupations During Past 5 Years – Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (56)	Trustee, Since 2003	76	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (67)	Trustee, Since 2003	76	Director (since April 2001) of New York Community Bank. Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (71)	Trustee, Since 2003	76	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

F1

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (49)	President and Trustee Since 1999	76	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

*Robert F. Gunia (60)	Vice President and Trustee since 2001	154	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.;

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (47)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk (54)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Claudia DiGiacomo (32)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (35)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Lee D. Augsburger (47)	Chief Compliance Officer Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48)	Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President – Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

F2

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

M. Sadiq Peshimam (43)	Assistant Treasurer Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42)	Assistant Treasurer Since 2006	Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Alan Fu (50)	Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew French (44)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance Officer (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F3

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

In the past, participants who held several variable contracts at the same address received multiple copies of annual and semiannual reports. In an effort to lessen waste and reduce expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for participants with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the inside back cover should be used to request additional copies. Proxy material and tax information will continue to be sent for each account of record.

The Prudential Insurance Company of America

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A114833    MD.RS.011    Ed. 02/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $14,700 and $14,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act - Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. - Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act - Attached hereto as Exhibit EX-99.906CERT.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Variable Account Contract-10

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2007

*	Print the name and title of each signing officer under his or her signature.